Exhibit 10.1
Execution Version
FOURTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of February 11, 2026, among PEBBLEBROOK HOTEL, L.P., a Delaware limited partnership (the “Borrower”), PEBBLEBROOK HOTEL TRUST, a Maryland real estate investment trust (the “Parent REIT”), each Guarantor (defined below) party hereto, each Lender (defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”) and L/C Issuer (the Administrative Agent, the L/C Issuer, and Lenders are each a “Credit Party” and collectively “Credit Parties”).

R E C I T A L S

A.    The Borrower, the Parent REIT, certain guarantors (each a “Guarantor” and collectively “Guarantors;” the Borrower, the Parent REIT and the Guarantors are each a “Loan Party” and collectively the “Loan Parties”), the Administrative Agent, the L/C Issuer, and certain lenders (each, together with the New Lender (defined below), a “Lender” and collectively, “Lenders”) are parties to that certain Fifth Amended and Restated Credit Agreement dated as of October 13, 2022, as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement (the “First Amendment”) dated as of January 3, 2024, as further amended by that certain Second Amendment to Fifth Amended and Restated Credit Agreement (the “Second Amendment”) dated as of September 18, 2024, and as further amended by that certain Third Amendment to Fifth Amended and Restated Credit Agreement (the “Third Amendment”) dated as of November 1, 2024 (as amended by the First Amendment, the Second Amendment, the Third Amendment and as may be further modified, amended, renewed, extended, or restated from time to time, the “Credit Agreement”).

B.    M&T Bank (the “New Lender”) has agreed to join the Credit Agreement as a Term Loan A-3 Lender and provide a Term Loan A-3 Commitment and Term Loan A-3 Loans.

C.    The parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.

2.    Amendments to the Credit Agreement. On and as of the date hereof, the Credit Agreement is hereby amended (including the schedules and exhibits thereto) to delete the red font stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the blue font double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the composite conformed copy of the Credit Agreement attached hereto as Exhibit A.

3.    Amendments to Notes. On and as of the date hereof:

(a)    Each 2024 Term Note (as defined in the Credit Agreement prior to giving effect to this Amendment) is amended to change (i) the title thereof from “2024 TERM NOTE” to “TERM LOAN A-1
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NOTE”, (ii) all references therein to “2024 Term Note” or “2024 Term Notes” to “Term Loan A-1 Note” and “Term Loan A-1 Notes,” respectively, and (iii) all references therein to “2024 Term Loan” or “2024 Term Loans” to “Term Loan A-1 Loan” and “Term Loan A-1 Loans,” respectively.

(b)    Each 2025 Term Note (as defined in the Credit Agreement prior to giving effect to this Amendment) is amended to change (i) the title thereof from “2025 TERM NOTE” to “TERM LOAN A-2 NOTE”, (ii) all references therein to “2025 Term Note” or “2025 Term Notes” to “Term Loan A-2 Note” and “Term Loan A-2 Notes,” respectively, and (iii) all references therein to “2025 Term Loan” or “2025 Term Loans” to “Term Loan A-2 Loan” and “Term Loan A-2 Loans,” respectively.

(c)    Each 2027 Term Note(as defined in the Credit Agreement prior to giving effect to this Amendment) is amended to change (i) the title thereof from “2027 TERM NOTE” to “TERM LOAN A-3 NOTE”, (ii) all references therein to “2027 Term Note” or “2027 Term Notes” to “Term Loan A-3 Note” and “Term Loan A-3 Notes,” respectively, and (iii) all references therein to “2027 Term Loan” or “2027 Term Loans” to “Term Loan A-3 Loan” and “Term Loan A-3 Loans,” respectively.

4.    Amendments to other Loan Documents.

(a)    All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

(b)    All references in the Loan Documents to a 2024 Term Note or 2024 Term Notes shall henceforth include references to the Term Loan A-1 Note and Term Loan A-1 Notes, respectively.

(c)    All references in the Loan Documents to a 2025 Term Note or 2025 Term Notes shall henceforth include references to the Term Loan A-2 Note and Term Loan A-2 Notes, respectively.

(d)     All references in the Loan Documents to a 2027 Term Note or 2027 Term Notes shall henceforth include references to the Term Loan A-3 Note and Term Loan A-3 Notes, respectively.

(d)    Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

5.    Conditions Precedent. This Amendment shall not be effective unless and until:

(a)the Administrative Agent receives fully executed counterparts of this Amendment signed by the Loan Parties, the Administrative Agent, and each Lender;

(b)if the New Lender requests a Term Loan A-3 Note, the New Lender receives a Term Loan A-3 Note made by the Borrower, payable to the New Lender;

(c)the Administrative Agent receives a certificate of a Responsible Officer of each Loan Party certifying (i) the incorporation, formation and organization documents, as the case may be, of such Loan Party (or that there have been no changes thereto since the date last certified to the Administrative Agent), (ii) resolutions or other action of such Loan Party authorizing this Amendment and the other documents executed by the Loan Parties in connection herewith, (iii) the identity, authority, incumbency
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and signatures of each Responsible Officer executing this Amendment and any other document executed in connection herewith, and (iv) such other matters as the Administrative Agent may reasonably require;

(d)the Administrative Agent receives evidence dated within thirty (30) days as of the date hereof that each Loan Party is validly existing and in good standing in its jurisdiction of incorporation, formation or organization, as the case may be;

(e)the Administrative Agent receives a favorable opinion of counsel of Honigman LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender and in form and substance reasonably acceptable to the Administrative Agent;

(f)the Administrative Agent receives a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower and calculated on a proforma basis reasonably satisfactory to the Administrative Agent;

(g)upon the reasonable request of any Lender made at least five (5) days prior to the date hereof, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least two (2) days prior to the date hereof;

(h)at least five (5) days prior to the date hereof, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation as set forth in 31 C.F.R. §1010.230 (the “Beneficial Ownership Regulation”) shall have delivered, to each Lender that so requests, a certification regarding beneficial ownership required by the Beneficial Ownership Regulation in relation to such Loan Party (a “Beneficial Ownership Certification”);

(i)the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct in all material respects on and as of the date of this Amendment as though made as of the date of this Amendment except to the extent that (i) any of them speak to a different specific date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided, that for purposes of this Amendment, the representations and warranties contained in subsections (a), (b), and (c) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

(j)the Administrative Agent receives payment of all reasonable fees and expenses of the Administrative Agent in connection with this Amendment;

(k)the Borrower shall have paid to the Administrative Agent, for the benefit of the Credit Parties, all fees required to be paid on or before the date hereof in connection with this Amendment; and

(l)after giving effect to this Amendment, no Default or Event of Default exists.

6.    Lender Joinder. Subject to the terms and conditions set forth herein, the New Lender hereby (a) agrees to become a “Term Loan A-3 Lender” under the Credit Agreement; (b) joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement, to the same extent as if the New Lender were an original signatory thereto; and (c) agrees to
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provide a Term Loan A-3 Commitment and Term Loan A-3 Loans as set forth in the Credit Agreement in the amount set forth opposite the New Lender’s name on Schedule 2.01 attached to the Credit Agreement.

7.    Ratifications. Each Loan Party, (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to or for the benefit of the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future obligations of the Borrower under the Credit Agreement and the other Loan Documents, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as the Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

8.    Representations. Each Loan Party, represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by each applicable Loan Party; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by any Loan Party of this Amendment except for those which have been obtained; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon each Loan Party and are enforceable against each Loan Party in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by each applicable Loan Party of this Amendment does not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which any Loan Party is a party or by which any Loan Party is bound except for those which have been obtained; (e) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided, that for purposes of this Amendment, the representations and warranties contained in subsections (a), (b), and (c) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; (f) the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects; and (g) no Default or Event of Default exists.

9.    Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

10.    RELEASE. THE LOAN PARTIES HEREBY ACKNOWLEDGE THAT, AS OF THE DATE HEREOF, THE OBLIGATIONS UNDER THE CREDIT AGREEMENT AND UNDER THE OTHER LOAN DOCUMENTS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT. EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH OF THE CREDIT PARTIES AND ITS RESPECTIVE AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND
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LIABILITIES WHATSOEVER ARISING FROM OR WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF WHICH ANY LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING, OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE FOREGOING RELEASE DOES NOT APPLY TO ANY ACT OR OMISSION OF ANY RELEASED PARTY FIRST OCCURRING AFTER THE DATE HEREOF.

11.    Electronic Signatures. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each Loan Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Loan Party to the same extent as a manual signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Loan Party enforceable against such in accordance with the terms thereof to the same extent as if manually executed. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by the Administrative Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

12.    Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts (originals or facsimile copies followed by
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originals) with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

13.    ENTIRETIES. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

14.    Restatement of 2027 Term Loans. The parties hereto agree that as of the effective date of this Amendment, the Obligations with respect to the Term Loan A-3 Loans under the Credit Agreement represent the amendment, restatement, extension, and consolidation of the Obligations with respect to the 2027 Term Loans (as defined in the Credit Agreement prior to giving effect to this Amendment) under the Credit Agreement prior to giving effect to this Amendment. As of the date of this Amendment, the 2027 Term Loans of any Lender under the Credit Agreement that is not continuing as a Term A-3 Lender shall be reallocated to the Term A-3 Lenders on the date hereof to reflect the terms hereof.

15.    Parties. This Amendment binds and inures to each Loan Party and each Credit Party, and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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EXECUTED as of the date first stated above.

BORROWER:    PEBBLEBROOK HOTEL, L.P., a Delaware limited partnership
By:    PEBBLEBROOK HOTEL TRUST, a Maryland Real Estate Investment Trust, its general partner

By:    /s/ Raymond D. Martz
Name: Raymond D. Martz
Title: Co-President, Chief Financial Officer, Treasurer and Secretary

PARENT REIT:    PEBBLEBROOK HOTEL TRUST, a Maryland Real Estate Investment Trust

By:    /s/ Raymond D. Martz
Name: Raymond D. Martz
Title: Co-President, Chief Financial Officer, Treasurer and Secretary

GUARANTORS:    BLUE DEVILS OWNER LLC, a Delaware limited liability company

By:    /s/ Raymond D. Martz
Name: Raymond D. Martz
Title: Vice President and Secretary

Signature Page to Fourth Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

BEARCATS HOTEL OWNER LP, a Delaware limited partnership
BEAVERS OWNER LLC, a Delaware limited liability company
BRUINS HOTEL OWNER LP, a Delaware limited partnership
CRUSADERS HOTEL OWNER LP, a Delaware limited partnership
DONS HOTEL OWNER LP, a Delaware limited partnership
GOAT OWNER LLC, a Delaware limited liability company
GOLDEN BEARS OWNER LLC, a Delaware limited liability company
GOLDEN ISLES OWNER LLC, a Delaware limited liability company
HAZEL OWNER LLC, a Delaware limited liability company
HOYAS OWNER LLC, a Delaware limited liability company
JAYHAWK OWNER LLC, a Delaware limited liability company
MINERS HOTEL OWNER LP, a Delaware limited partnership
NAPOLI OWNER LLC, a Delaware limited liability company
NKOTB OWNER LLC, a Delaware limited liability company
RAMBLERS HOTEL OWNER LP, a Delaware limited partnership
RAZORBACKS OWNER LLC, a Delaware limited liability company
RHCP HOTEL OWNER LP, a Delaware limited partnership
TERRAPINS OWNER LLC, a Delaware limited liability company
WILDCATS OWNER LLC, a Delaware limited liability company
WOLVERINES OWNER LLC, a Delaware limited liability company

By:    /s/ Raymond D. Martz
Name: Raymond D. Martz
Title: President

Signature Page to Fourth Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

CHAMBER MAID, LP, a Delaware limited partnership
FUN TO STAY, LP, a Delaware limited partnership
HARBORSIDE, LLC, a Florida limited liability company
LHOBERGE, LP, a Delaware limited partnership
LHO BACKSTREETS, L.L.C., a Delaware limited liability company
LHO CHICAGO RIVER, L.L.C., a Delaware limited liability company
LHO GRAFTON HOTEL, L.P., a Delaware limited partnership
LHO HARBORSIDE HOTEL, L.L.C., a Delaware limited liability company
LHO LE PARC, L.P., a Delaware limited partnership
LHO MISSION BAY HOTEL, L.P., a California limited partnership
LHO MISSION BAY ROSIE HOTEL, L.P., a Delaware limited partnership
LHO SAN DIEGO FINANCING, L.L.C., a Delaware limited liability company
LHO SAN DIEGO HOTEL ONE, L.P., a Delaware limited partnership
LHO SANTA CRUZ HOTEL ONE, L.P., a Delaware limited partnership
LHO TOM JOAD CIRCLE DC, L.L.C., a Delaware limited liability company
LHO WASHINGTON HOTEL FOUR, L.L.C., a Delaware limited liability company
LHO WASHINGTON HOTEL SIX, L.L.C., a Delaware limited liability company
LOOK FORWARD, LLC, a Delaware limited liability company
SEASIDE HOTEL, LP, a Delaware limited partnership
SF TREAT, LP, a Delaware limited partnership
SOULDRIVER, L.P., a Delaware limited partnership
SUNSET CITY, LLC, a Delaware limited liability company
WESTBAN HOTEL INVESTORS, LLC, a Delaware limited liability company

By:    /s/ Raymond D. Martz
Name:    Raymond D. Martz
Title:     President

Signature Page to Fourth Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

DON’T LOOK BACK, LLC, a Delaware limited liability company

By:     LOOK FORWARD, LLC, a Delaware limited liability company, its manager

By:    /s/ Raymond D. Martz
Name: Raymond D. Martz
Title: President

LASALLE HOTEL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
By:    PING MERGER OP GP, LLC, a Delaware limited liability company, its general partner
By:    PEBBLEBROOK HOTEL, L.P., a Delaware limited partnership, its sole member
By:    PEBBLEBROOK HOTEL TRUST, a Maryland Real Estate Investment Trust, its general partner

By:    /s/ Raymond D. Martz
Name:    Raymond D. Martz
Title:    Co-President, Chief Financial
Officer, Treasurer and Secretary

Signature Page to Fourth Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A., as the Administrative Agent

By:    /s/ Roger C. Davis
Name: Roger C. Davis
Title: Senior Vice President

Signature Page to Fourth Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

LENDERS:    BANK OF AMERICA, N.A., as the L/C Issuer, a Term Loan A-1 Lender, a Term Loan A-2 Lender, a Term Loan A-3 Lender, and a Revolving Credit Lender

By:    /s/ Roger C. Davis
Name: Roger C. Davis
Title: Senior Vice President

Signature Page to Fourth Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

WELLS FARGO BANK, N.A., as a Term Loan A-1 Lender, a Term Loan A-2 Lender, a Term Loan A-3 Lender, and a Revolving Credit Lender

By:    /s/ Austin Swaim
Name: Austin Swaim
Title: Director

Signature Page to Fourth Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

U.S. BANK NATIONAL ASSOCIATION, as a Term Loan A-1 Lender, a Term Loan A-2 Lender, a Term Loan A-3 Lender, and a Revolving Credit Lender

By:    /s/ Germaine R. Korhone
Name: Germaine R. Korhone
Title: Senior Vice President

Signature Page to Fourth Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

RAYMOND JAMES BANK, as a Term Loan A-1 Lender, a Term Loan A-2 Lender, a Term Loan A-3 Lender, and a Revolving Credit Lender

By:    /s/ Alexander Sierra
Name: Alexander Sierra
Title: Senior Vice President

Signature Page to Fourth Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

CAPITAL ONE, N.A., as a Term Loan A-1 Lender, a Term Loan A-2 Lender, a Term Loan A-3 Lender, and a Revolving Credit Lender

By:    /s/ Jessica W. Phillips
Name: Jessica W. Phillips
Title: Authorized Signatory

Signature Page to Fourth Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

PNC BANK NATIONAL ASSOCIATION, as a Term Loan A-2 Lender, a Term Loan A-3 Lender, and a Revolving Credit Lender

By:    /s/ Shari L. Reams-Henofer
Name: Shari L. Reams-Henofer
Title: Senior Vice President

Signature Page to Fourth Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

REGIONS BANK, as a Term Loan A-1 Lender, a Term Loan A-2 Lender, a Term Loan A-3 Lender, and a Revolving Credit Lender

By:    /s/ Ghi S. Gavin
Name: Ghi S. Gavin
Title: Senior Vice President

Signature Page to Fourth Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

SUMITOMO MITSUI BANKING CORPORATION, as a Revolving Credit Lender

By:    /s/ Cindy Hwee
Name: Cindy Hwee
Title: Director

Signature Page to Fourth Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

TD BANK, N.A., as a Term Loan A-1 Lender, a Term Loan A-2 Lender, a Term Loan A-3 Lender, and a Revolving Credit Lender

By:    /s/ Michael Duganich
Name: Michael Duganich
Title: Vice President

Signature Page to Fourth Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

TRUIST BANK, as a Term Loan A-1 Lender, a Term Loan A-2 Lender, a Term Loan A-3 Lender, and a Revolving Credit Lender

By:    /s/ C. Vincent Hughes, Jr.
Name: C. Vincent Hughes, Jr.
Title: Director

Signature Page to Fourth Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

M&T BANK, as a Term Loan A-3 Lender

By:    /s/ Cameron Daboll
Name: Cameron Daboll
Title: SVP / Director

Signature Page to Fourth Amendment to Fifth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

EXHIBIT A
CONFORMED CREDIT AGREEMENT
[See attached]

Conformed as amended through ~~Third~~Fourth Amendment to Fifth Amended and Restated Credit Agreement

Execution Version

Published CUSIP Number: 70509WAY4 (Deal)
70509WAZ1 (Revolver)
70509WBA5 (~~2024~~ Term Loan A-1)
~~70509WBB3 (2025~~ 70509WBC1 (Term Loan A-2)
~~70509WBC1 (2027~~ 70509WBD9 (Term Loan A-3)

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of October 13, 2022
among
PEBBLEBROOK HOTEL, L.P.,
as the Borrower,
PEBBLEBROOK HOTEL TRUST,
as the Parent REIT and a Guarantor,
CERTAIN SUBSIDIARIES OF THE BORROWER,
as Guarantors,
BANK OF AMERICA, N.A.,
as Administrative Agent and
L/C Issuer,
and
The Other Lenders Party Hereto

Revolving Credit Facility, Term Loan A-1 Facility and Term Loan A-2 Facility

U.S. BANK NATIONAL ASSOCIATION,
as Syndication Agent
CAPITAL ONE, NATIONAL ASSOCIATION,
PNC BANK, NATIONAL ASSOCIATION,
TD BANK, N.A.,
TRUIST BANK,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Documentation Agents
RAYMOND JAMES BANK,
REGIONS BANK,
and
SUMITOMO MITSUI BANKING CORPORATION,
as Senior Managing Agents
CAPITAL ONE, NATIONAL ASSOCIATION,
PNC CAPITAL MARKETS LLC,
TD BANK, N.A.,
TRUIST SECURITIES, INC.,
U.S. BANK NATIONAL ASSOCIATION,
and
WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers

BOFA SECURITIES, INC.,
as Joint Lead Arranger and Sole Bookrunner

Term Loan A-3 Facility

U.S. BANK NATIONAL ASSOCIATION
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Syndication Agents
CAPITAL ONE, NATIONAL ASSOCIATION,
M&T BANK,
PNC BANK, NATIONAL ASSOCIATION,
RAYMOND JAMES BANK,
TD BANK, N.A.,
and
TRUIST BANK,
as Documentation Agents
REGIONS BANK,
as Senior Managing Agent
CAPITAL ONE, NATIONAL ASSOCIATION,
M&T BANK,
PNC CAPITAL MARKETS LLC,
RAYMOND JAMES BANK,
TD BANK, N.A.,
TRUIST SECURITIES, INC.,
and
U.S. BANK NATIONAL ASSOCIATION,
as Joint Lead Arrangers
BOFA SECURITIES, INC.
and
WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS
Section
1.    DEFINITIONS AND ACCOUNTING TERMS
1.01    Defined Terms
1.02    Other Interpretive Provisions
1.03    Accounting Terms
1.04    Rounding
1.05    Times of Day
1.06    Letter of Credit Amounts
1.07    Addition/Removal of Unencumbered Borrowing Base Properties
1.08    Interest Rates; Licensing
2.    THE COMMITMENTS AND CREDIT EXTENSIONS
2.01    The Loans
2.02    Borrowings, Conversions and Continuations of Loans
2.03    Letters of Credit
2.04    Prepayments
2.05    Termination or Reduction of Commitments
2.06    Repayment of Loans
2.07    Interest
2.08    Fees
2.09    Computation of Interest and Fees; Retroactive Adjustments of Applicable Margin
2.10    Evidence of Debt
2.11    Payments Generally; Administrative Agent’s Clawback
2.12    Sharing of Payments by Lenders
2.13    Extension of Revolving Maturity Date
2.14    Increase in Total Credit Exposure
2.15    Cash Collateral
2.16    Defaulting Lenders
2.17    ~~Conversion of Non-Extended 2024 Term Loans by 2024 Term~~Extension of Initial Revolving Credit Maturity Date by Non-Extending Revolving Credit Lenders
~~2.18    Conversion of Non-Extended 2025 Term Loans by 2025 Term Lenders~~
3.    TAXES, YIELD PROTECTION AND ILLEGALITY
3.01    Taxes
3.02    Illegality
3.03    Inability to Determine Rates
3.04    Increased Costs
3.05    Compensation for Losses
3.06    Mitigation Obligations; Replacement of Lenders
3.07    Survival
4.    CONDITIONS PRECEDENT TO CREDIT EXTENSIONS
4.01    Conditions of Initial Credit Extension
4.02    Conditions to all Credit Extensions

5.    REPRESENTATIONS AND WARRANTIES
5.01    Existence, Qualification and Power
5.02    Authorization; No Contravention
5.03    Governmental Authorization; Other Consents
5.04    Binding Effect
5.05    Financial Statements; No Material Adverse Effect
5.06    Litigation
5.07    No Default
5.08    Ownership of Property; Liens; Investments
5.09    Environmental Compliance
5.10    Insurance
5.11    Taxes
5.12    ERISA Compliance
5.13    Subsidiaries; Equity Interests
5.14    Margin Regulations; Investment Company Act
5.15    Disclosure
5.16    Compliance with Laws
5.17    Taxpayer Identification Number
5.18    Intellectual Property; Licenses, Etc
5.19    Solvency
5.20    Casualty, Etc
5.21    Labor Matters
5.22    REIT Status
5.23    Unencumbered Borrowing Base Properties
5.24    OFAC
5.25    Anti-Corruption Laws
5.26    Affected Financial Institutions
5.27    Covered Entities
5.28    Beneficial Ownership
6.    AFFIRMATIVE COVENANTS
6.01    Financial Statements
6.02    Certificates; Other Information
6.03    Notices
6.04    Payment of Obligations
6.05    Preservation of Existence, Etc
6.06    Maintenance of Properties
6.07    Maintenance of Insurance
6.08    Compliance with Laws and Contractual Obligations
6.09    Books and Records
6.10    Inspection Rights
6.11    Use of Proceeds
6.12    Additional Guarantors
6.13    Release of Guarantors
6.14    Further Assurances
~~6.15    Additional Insurance Requirements for Unencumbered Borrowing Base Properties~~
~~6.16~~6.15Anti-Corruption Laws; Sanctions

7.    NEGATIVE COVENANTS
7.01    Liens
7.02    Investments
7.03    Indebtedness
7.04    Fundamental Changes
7.05    Dispositions
7.06    Restricted Payments
7.07    Change in Nature of Business
7.08    Transactions with Affiliates
7.09    Burdensome Agreements
7.10    Use of Proceeds
7.11    Financial Covenants
7.12    Capital Expenditures
7.13    Accounting Changes
7.14    Ownership of Subsidiaries; Certain Real Property Assets
7.15    Leases
7.16    Sale Leasebacks
7.17    Sanctions
7.18    ERISA
7.19    Anti-Corruption Laws
8.    EVENTS OF DEFAULT AND REMEDIES
8.01    Events of Default
8.02    Remedies Upon Event of Default
8.03    Application of Funds
9.    ADMINISTRATIVE AGENT
9.01    Appointment and Authority
9.02    Rights as a Lender
9.03    Exculpatory Provisions
9.04    Reliance by Administrative Agent
9.05    Delegation of Duties
9.06    Resignation or Removal of Administrative Agent
9.07    Non-Reliance on Administrative Agent and Other Lenders
9.08    No Other Duties, Etc
9.09    Administrative Agent May File Proofs of Claim
9.10    Guaranty Matters
9.11    Recovery of Erroneous Payments
10.    MISCELLANEOUS
10.01    Amendments, Etc
10.02    Notices; Effectiveness; Electronic Communication
10.03    No Waiver; Cumulative Remedies; Enforcement
10.04    Expenses; Indemnity; Damage Waiver
10.05    Payments Set Aside
10.06    Successors and Assigns
10.07    Treatment of Certain Information; Confidentiality
10.08    Right of Setoff
10.09    Interest Rate Limitation
10.10    Integration; Effectiveness

10.11    Survival of Representations and Warranties
10.12    Severability
10.13    Replacement of Lenders
10.14    Governing Law; Jurisdiction; Etc
10.15    Waiver of Jury Trial
10.16    No Advisory or Fiduciary Responsibility
10.17    Electronic Execution; Electronic Records; Counterparts
10.18    USA PATRIOT Act
10.19    Entire Agreement
10.20    Restatement of Original Credit Agreements
10.21    ERISA Matters
10.22    Acknowledgement and Consent to Bail In of Affected Financial Institutions
10.23    Acknowledgement Regarding Any Supported QFCs
11.    GUARANTY
11.01    The Guaranty
11.02    Obligations Unconditional
11.03    Reinstatement
11.04    Certain Waivers
11.05    Remedies
11.06    Rights of Contribution
11.07    Guaranty of Payment; Continuing Guaranty
11.08    Keepwell
11.09    Subordination

SCHEDULES
SCHEDULE 2.01	Commitments and Applicable Percentages
SCHEDULE 2.03	Existing Letters of Credit
SCHEDULE 5.05	Supplement to Interim Financial Statements
SCHEDULE 5.06	Litigation
SCHEDULE 5.08(b)	Existing Liens
SCHEDULE 5.08(c)	Existing Investments
SCHEDULE 5.09	Environmental Matters
~~SCHEDULE 5.10~~	~~Insurance~~
SCHEDULE 5.12(d)	Pension Plans
SCHEDULE 5.13	Capital and Ownership Structure of Borrower and Subsidiaries
SCHEDULE 5.18	Intellectual Property Matters
SCHEDULE 5.22	Taxable REIT Subsidiaries
SCHEDULE 5.23	Initial Unencumbered Borrowing Base Properties and Eligible Ground Leases
SCHEDULE 7.03	Existing Indebtedness
SCHEDULE 10.02	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS	Form of
EXHIBIT A	Loan Notice
EXHIBIT B-1	~~2024~~ Term Loan A-1 Note
EXHIBIT B-2	~~2025~~ Term Loan A-2 Note
EXHIBIT B-3	~~2027~~ Term Loan A-3 Note
EXHIBIT B-4	Revolving Credit Note
EXHIBIT C	Compliance Certificate
EXHIBIT D-1	Assignment and Assumption
EXHIBIT D-2	Administrative Questionnaire
EXHIBIT E	Joinder Agreement
EXHIBIT F	U.S. Tax Compliance Certificates
EXHIBIT G	Release of Guarantor

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
This FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (“Agreement”) is entered into as of October 13, 2022, among PEBBLEBROOK HOTEL, L.P., a Delaware limited partnership (the “Borrower”), PEBBLEBROOK HOTEL TRUST, a Maryland real estate investment trust (the “Parent REIT”), the other Persons party hereto from time to time as Guarantors (as such term is defined herein), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer.
The Borrower and the Parent REIT are parties to the Original Credit Agreements (as defined herein).
The Borrower and the Parent REIT have requested that the Lenders amend and restate the Original Credit Agreements in their entirety and the Lenders are willing to do so on the terms and conditions set forth herein.
In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
1.DEFINITIONS AND ACCOUNTING TERMS.
1.01Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“1031 Property” means any Property owned by a 1031 Property Holder which is intended to qualify for tax treatment under Section 1031 of the Code and which satisfies the following conditions:
(a)    the Property meets all of the requirements of the definition of Unencumbered Borrowing Base Property; and
(b)    the Borrower or a Guarantor has the unconditional contractual right to require and cause fee simple title to such Property to be held by the Borrower or a Subsidiary of the Borrower that is a Guarantor as directed by the Borrower or a Guarantor.
For purposes of determining Consolidated Total Asset Value, such 1031 Property shall be deemed to have been owned or leased by the Borrower or a Guarantor from the date acquired by the 1031 Property Holder that owns such 1031 Property.
“1031 Property Holder” means the “qualified intermediary” or “exchange accommodation titleholder” with respect to a 1031 Property as contemplated under Section 1031 of the Code, the regulations of the U.S. Department of Treasury adopted thereunder and related revenue procedures related thereto.
~~“2024 Required Term Lenders” means, as of any date of determination, 2024 Term Lenders holding at least 51% of the 2024 Term Facility on such date. The portion of the 2024 Term Facility held by any Defaulting Lender shall be disregarded in determining 2024 Required Term Lenders at any time.~~
~~“2024 Term Borrowing” means a borrowing consisting of simultaneous 2024 Term Loans of the same Type and, in the case of Term SOFR Rate Loans, having the same Interest Period made by each of the 2024 Term Lenders pursuant to Section 2.01(a).~~

~~“2024 Term Commitment” means, as to each 2024 Term Lender, its obligation to make 2024 Term Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such 2024 Term Lender’s name on Schedule 2.01 under the caption “2024 Term Commitment”.~~
~~“2024 Term Facility” means the Outstanding Amount of the 2024 Term Loans of all 2024 Term Lenders outstanding at such time.~~
~~“2024 Term Lender” means any Lender that holds 2024 Term Loans at such time.~~
~~“2024 Term Loan” means an advance made by any 2024 Term Lender under the 2024 Term Facility.~~
~~“2024 Term Loan Maturity Date” means (a) for Non-Extending 2024 Term Lenders, the Existing 2024 Term Loan Maturity Date and (b) for Extending 2024 Term Lenders, the Extended 2024 Term Loan Maturity Date; provided, however, that, in each case, if such date is not a Business Day, the 2024 Term Loan Maturity Date shall be the next preceding Business Day.~~
~~“2024 Term Note” means a promissory note made by the Borrower in favor of a 2024 Term Lender evidencing 2024 Term Loans made by such 2024 Term Lender, substantially in the form of Exhibit B-1.~~
~~“2025 Required Term Lenders” means, as of any date of determination, 2025 Term Lenders holding at least 51% of the 2025 Term Facility on such date. The portion of the 2025 Term Facility held by any Defaulting Lender shall be disregarded in determining 2025 Required Term Lenders at any time.~~
~~“2025 Term Borrowing” means a borrowing consisting of simultaneous 2025 Term Loans of the same Type and, in the case of Term SOFR Rate Loans, having the same Interest Period made by each of the 2025 Term Lenders pursuant to Section 2.01(b).~~
~~“2025 Term Commitment” means, as to each 2025 Term Lender, its obligation to make 2025 Term Loans to the Borrower pursuant to Section 2.01(b) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such 2025 Term Lender’s name on Schedule 2.01 under the caption “2025 Term Commitment”.~~
~~“2025 Term Facility” means the Outstanding Amount of the 2025 Term Loans of all 2025 Term Lenders outstanding at such time.~~
~~“2025 Term Lender” means any Lender that holds 2025 Term Loans at such time.~~
~~“2025 Term Loan” means an advance made by any 2025 Term Lender under the 2025 Term Facility.~~
~~“2025 Term Loan Maturity Date” means (a) for Non-Extending 2025 Term Lenders, the Existing 2025 Term Loan Maturity Date and (b) for Extending 2025 Term Lenders, the Extended 2025 Term Loan Maturity Date; provided, however, that, in each case, if such date is not a Business Day, the 2025 Term Loan Maturity Date shall be the next preceding Business Day.~~

~~“2025 Term Note” means a promissory note made by the Borrower in favor of a 2025 Term Lender evidencing 2025 Term Loans made by such 2025 Term Lender, substantially in the form of Exhibit B-2.~~
~~“2027 Required Term Lenders” means, as of any date of determination, 2027 Term Lenders holding at least 51% of the 2027 Term Facility on such date. The portion of the 2027 Term Facility held by any Defaulting Lender shall be disregarded in determining 2027 Required Term Lenders at any time.~~
~~“2027 Term Borrowing” means a borrowing consisting of simultaneous 2027 Term Loans of the same Type and, in the case of Term SOFR Rate Loans, having the same Interest Period made by each of the 2027 Term Lenders pursuant to Section 2.01(c).~~
~~“2027 Term Commitment” means, as to each 2027 Term Lender, its obligation to make 2027 Term Loans to the Borrower pursuant to Section 2.01(c) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such 2027 Term Lender’s name on Schedule 2.01 under the caption “2027 Term Commitment”.~~
~~“2027 Term Facility” means the Outstanding Amount of the 2027 Term Loans of all 2027 Term Lenders outstanding at such time.~~
~~“2027 Term Lender” means any Lender that holds 2027 Term Loans at such time.~~
~~“2027 Term Loan” means an advance made by any 2027 Term Lender under the 2027 Term Facility.~~
~~“2027 Term Loan Maturity Date” means October 13, 2027; provided, however, that if such date is not a Business Day, the 2027 Term Loan Maturity Date shall be the next preceding Business Day.~~
~~“2027 Term Note” means a promissory note made by the Borrower in favor of a 2027 Term Lender evidencing 2027 Term Loans made by such 2027 Term Lender, substantially in the form of Exhibit B-3.~~
“Acceleration” has the meaning specified in Section 8.02.
“Adjusted NOI” means, as of any date of calculation, the sum of Net Operating Incomes for all Real Properties for the most recently-ended Calculation Period (and, if specifically required, including adjustments for subsequent events or conditions on a Pro Forma Basis).
“Adjusted Unrestricted Cash” means, on any date, an amount, not less than zero ($0), equal to the Borrower’s Unrestricted Cash less (a) with respect to the calculation of the Consolidated Leverage Ratio, $10,000,000, and (b) with respect to the calculation of the Unsecured Leverage Ratio, $100,000,000.
“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.
“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit D-2 or any other form approved by the Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Affiliated Debt” has the meaning specified in Section 11.09.
“Aggregate Commitments” means the Commitments of all the Lenders.
“Agreement” has the meaning specified in the introductory paragraph.
“Applicable Laws” means, collectively, all applicable international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“Applicable Margin” means:
(a)    Subject to clause (b) below, in respect of the Revolving Credit Facility and any Term Facility, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Consolidated Leverage Ratio	Revolving Credit Facility	Revolving Credit Facility	Term Facilities	Term Facilities
		Daily SOFR Rate Loans, Term SOFR Rate Loans and Letter of Credit Fees	Base Rate Loans	Daily SOFR Rate Loans and Term SOFR Rate Loans	Base Rate Loans
I	< 3.5x	1.45%	0.45%	1.40%	0.40%
II	≥3.5x and <4.0x	1.50%	0.50%	1.45%	0.45%
III	≥4.0x and <5.0x	1.60%	0.60%	1.55%	0.55%
IV	≥5.0x and < 5.5x	1.80%	0.80%	1.75%	0.75%
V	≥5.5x and <6.0x	1.95%	0.95%	1.85%	0.85%
VI	≥6.0x and <6.5x	2.25%	1.25%	2.20%	1.20%
VII	≥6.5x	2.50%	1.50%	2.45%	1.45%

Any increase or decrease in the Applicable Margin resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the last day of the fiscal quarter for which such Compliance Certificate has been timely delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level VII shall apply as of the first Business Day after the last day of the fiscal quarter for which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is actually delivered. The Applicable Margin in effect from the Closing Date until adjusted as set forth above shall be set at a Pricing Level III.
Notwithstanding anything to the contrary contained in this clause (a), the determination of the Applicable Margin under this clause (a) for any period shall be subject to the provisions of Section 2.09(b).
(b)    If the Parent REIT or the Borrower attains at least one public or private Investment Grade Rating from either Moody’s or S&P, then the Borrower may, upon written notice to the Administrative Agent, make an irrevocable one time written election to exclusively use the below table based on the Debt Rating of the Parent REIT or the Borrower (setting forth the date for such election to be effective), and thereafter the Applicable Margin shall be determined based on the applicable rate per annum set forth in the below table notwithstanding any failure of the Parent REIT or the Borrower to maintain an Investment Grade Rating or any failure of the Parent REIT or the Borrower to maintain a Debt Rating:

Debt Rating	Revolving Credit Facility	Revolving Credit Facility	Revolving Credit Facility	Term Facilities	Term Facilities
	Facility Fee Rate	Daily SOFR Rate Loans, Term SOFR Rate Loans and Letter of Credit Fees	Base Rate Loans	Daily SOFR Rate Loans and Term SOFR Rate Loans	Base Rate Loans
≥ A-/A3	0.125%	0.725%	0.000%	0.800%	0.000%
BBB+/Baa1	0.150%	0.775%	0.000%	0.850%	0.000%
BBB/Baa2	0.200%	0.850%	0.000%	0.950%	0.000%
BBB-/Baa3	0.250%	1.050%	0.050%	1.200%	0.200%
<BBB-/Baa3 or Unrated	0.300%	1.400%	0.400%	1.600%	0.600%

If at any time the Parent REIT and/or the Borrower has two (2) Debt Ratings, and such Debt Ratings are split, then: (i) if the difference between such Debt Ratings is one ratings category (e.g., Baa2 by Moody’s and BBB- by S&P or Fitch), the Ratings-Based Applicable Margin shall be the rate per annum that would be applicable if the higher of the Debt Ratings were used; and (ii) if the difference between such Debt Ratings is two (2) ratings categories (e.g., Baa1 by Moody’s and BBB- by S&P), the Ratings-Based Applicable Margin shall be the rate per annum that would be applicable if the rating that is one higher than the lower of the applicable Debt Ratings were used. If at any time the Parent REIT and/or the Borrower has three (3) Debt Ratings, and such Debt Ratings are split, then: (A) if the difference between the highest and the lowest of such Debt Ratings is one ratings category (e.g., Baa2 by Moody’s and BBB- by S&P or Fitch), the Ratings-Based Applicable Margin shall be the rate per annum that would be applicable if the highest of the Debt Ratings were used; and (B) if the difference between such Debt Ratings is two (2) ratings categories (e.g., Baa1 by Moody’s and BBB- by S&P or Fitch) or more, the Ratings-Based Applicable Margin shall be the rate per annum that would be applicable if the average of the two (2) highest Debt Ratings were used; provided that if such average is not a recognized rating category, then the Ratings-Based Applicable Margin shall be the rate per annum that would be applicable if the second highest Debt Rating of the three (3) were used. If the Borrower has elected to use the above table set forth in this clause (b) and the Parent REIT and/or the Borrower no longer has a private or public Debt Rating from either Moody’s or S&P, then the Ratings-Based Applicable Margin shall be deemed to be < BBB-/Baa3 or Unrated. Each change in the Applicable Margin resulting from a change in a Debt Rating shall be effective, in the case of an upgrade, during the period commencing on the date of delivery by the Borrower to the Administrative Agent of notice thereof pursuant to Section 6.02(j) and ending on the date immediately preceding the effective date of the next such change and, in the case of a downgrade, during the period commencing on the date of the announcement thereof and ending on the date immediately preceding the effective date of the next such change.
“Applicable Percentage” means (a) in respect of the ~~2024~~ Term Loan A-1 Facility, with respect to any ~~2024~~  Term Loan A-1 Lender at any time, the percentage (carried out to the ninth decimal place) of the ~~2024~~ Term Loan A-1 Facility represented by the principal amount of such ~~2024~~ Term Loan A-1 Lender’s ~~2024~~ Term Loan A-1 Loans at such time, (b) in respect of the ~~2025~~ Term Loan A-2 Facility, with respect to any ~~2025~~ Term Loan A-2 Lender at any time, the percentage (carried out to the ninth decimal place) of the ~~2025~~ Term Loan A-2 Facility represented by the principal amount of such ~~2025~~ Term Loan A-2 Lender’s ~~2025~~ Term Loan A-2 Loans at such time, (c) in respect of the ~~2027~~ Term Loan A-3 Facility, with respect to any ~~2027~~ Term Loan A-3 Lender at any time, the percentage (carried out to the ninth decimal place) of the ~~2027~~ Term Loan A-3 Facility represented by (i) at any time during the Availability Period with respect to the Term Loan A-3 Facility, such Term Loan A-3 Lender’s Term Loan A-3 Commitment plus the principal amount of such ~~2027~~ Term Loan A-3 Lender’s ~~2027~~ Term Loan A-3 Loans at such time and (ii) thereafter, the principal amount of such Term Loan A-3 Lender’s Term Loan A-3 Loans at such time, and (d) in respect of the Revolving Credit Facility, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender’s Revolving Credit Commitment at such time, as any such Applicable Percentage for the respective Facility may be adjusted as provided in Section 2.16. If the Revolving Credit Commitment of each Lender to make Revolving Credit Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02 or if the Revolving Credit Commitments have expired, then the Applicable Percentage of each Lender in respect of the Revolving Credit Facility shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.
“Applicable Revolving Credit Percentage” means, with respect to any Revolving Credit Lender at any time, such Revolving Credit Lender’s Applicable Percentage in respect of the Revolving Credit Facility at such time.
“Appropriate Lender” means, at any time, (a) with respect to any of the Term Facilities or the Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility or holds a Term Loan or a Revolving Credit Loan, respectively, at such time, and (b) with respect to the Letter of Credit Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Credit Lenders.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arrangers” means (a) with respect to the Revolving Credit Facility, the Term Loan A-1 Facility and the Term Loan A-2 Facility (i) BofA Securities, Inc., in its capacity as joint lead arranger and sole bookrunner, (~~b~~ii) Capital One, National Association, in its capacity as joint lead arranger, (~~c~~iii) PNC Capital Markets LLC, in its capacity as joint lead arranger, (~~d~~iv) TD Bank, N.A., in its capacity as joint lead arranger, (~~e~~v) Truist Securities, Inc., in its capacity as joint lead arranger, (~~f~~vi) U.S. Bank, National Association, in its capacity as joint lead arranger and (~~g~~vii) Wells Fargo Securities, LLC, in its capacity as joint lead arranger~~.~~, and (b) with respect to the Term Loan A-3 Facility (i) BofA Securities, Inc., in its capacity as joint lead arranger and joint bookrunner, (ii) Capital One, National Association, in its capacity as joint lead arranger, (iii) M&T Bank, in its capacity as a joint lead arranger, (iv) PNC Capital Markets LLC, in its capacity as joint lead arranger, (v) Raymond James Bank, in its capacity as a joint lead arranger, (vi) TD Bank, N.A., in its capacity as joint lead arranger, (vii) Truist Securities, Inc., in its capacity as joint lead arranger, (viii) U.S. Bank, National Association, in its capacity as joint lead arranger and (ix) Wells Fargo Securities, LLC, in its capacity as joint lead arranger and joint bookrunner.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit D-1 or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent
“Attributable Indebtedness” means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.
“Audited Financial Statements” means the audited consolidated balance sheet of the Consolidated Parties for the fiscal year ended December 31, 2021, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Consolidated Parties, including the notes thereto.
“Auto-Extension Letter of Credit” has the meaning specified in Section 2.03(b).
“Availability Period” means (a) with respect to the Revolving Credit Facility, the period from and including the Closing Date to the earliest of (~~a~~i) the Revolving Maturity Date, (~~b~~ii) the date of termination of the Revolving Credit Commitments pursuant to Section 2.05, and (~~c~~iii) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02~~.~~, and (b) with respect to the Term Loan A-3 Facility, the period from and including the Fourth Amendment Effective Date to the earliest of (i) December 15, 2026, (ii) the date of the fourth Borrowing of Term Loan A-3 Loans pursuant to Section 2.01(c)(other than the Term Loan A-3 Borrowing on the Fourth Amendment Effective Date), (iii) the date of any termination of the aggregate Term Loan A-3 Commitments pursuant to Section 2.05, and (iv) the date of termination of the commitments of each Term Loan A-3 Lender to make Term Loan A-3 Loans pursuant to Section 8.02.
“Bail In Action” means the exercise of any Write Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank of America” means Bank of America, N.A. and its successors.
“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” (c) Term SOFR plus 1.00% and (d) 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.
“Base Rate Loan” means a Revolving Credit Loan or a Term Loan that bears interest based on the Base Rate.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. §1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” has the meaning specified in Section 10.23(b).
“Borrower” has the meaning specified in the introductory paragraph.
“Borrower Materials” has the meaning specified in Section 6.02.
“Borrowing” means a Revolving Credit Borrowing, a ~~2024~~ Term Loan A-1 Borrowing, a ~~2025~~ Term Loan A-2 Borrowing or a ~~2027~~ Term Loan A-3 Borrowing, as the context may require.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Applicable Laws of, or are in fact closed in, New York, New York, Charlotte, North Carolina or Dallas, Texas.
“Calculation Period” means, as of any date of determination commencing with the delivery of the Required Financial Information for the fiscal quarter ending March 31, 2023, the most recent four (4) fiscal quarter period for which the Borrower has provided the Required Financial Information; provided that, for calculations made on a Pro Forma Basis, the amounts calculated for the applicable Calculation

Period shall be adjusted as set forth in Section 1.03(c), but shall otherwise relate to the applicable Calculation Period (as defined above); provided further that, for any fiscal quarter ending prior to March 31, 2023, “Calculation Period” shall mean (a) for the fiscal quarter ending June 30, 2022, the most recent fiscal quarter period, annualized, (b) for the fiscal quarter ending September 30, 2022, the most recent two (2) fiscal quarter period, annualized, and (c) for the fiscal quarter ending December 31, 2022, the most recent three (3) fiscal quarter period, annualized.
“Capitalization Rate” means (a) 7.25% for: (i) the LaPlaya Beach Resort & Club; (ii) Real Properties in the central business districts of New York, New York, San Diego, California, San Francisco, California, Washington, D.C., and Boston, Massachusetts; and (iii) Los Angeles, California urban Real Properties (including Real Properties located in Santa Monica, California); and (b) 7.75% for all other Real Properties.
“Capital One Facility” means the facility evidenced by that certain Credit Agreement, dated as of October 13, 2017, among the Borrower, the Parent REIT, certain lenders party thereto, and Capital One, National Association, as administrative agent (as the same may be amended, restated, modified or supplemented from time to time).
“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, as collateral for L/C Obligations or obligations of Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances or, if the L/C Issuer benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Cash Equivalents” means any of the following types of Investments, to the extent owned by any Consolidated Party:
(a)    readily marketable obligations issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States is pledged in support thereof;
(b)    time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i)(A) is a Lender or (B) is organized under the laws of the United States, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than one hundred eighty (180) days from the date of acquisition thereof;
(c)    commercial paper issued by any Person organized under the laws of any state of the United States and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than one hundred eighty (180) days from the date of acquisition thereof; and
(d)    Investments, classified in accordance with GAAP as current assets of any Consolidated Party, in money market investment programs registered under the Investment

Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition.
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.
“Change of Control” means an event or series of events by which:
(a)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 25% or more of the equity securities of the Borrower or Parent REIT entitled to vote for members of the board of directors or equivalent governing body of the Borrower or Parent REIT on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);
(b)    during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower or Parent REIT cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or
(c)    the passage of thirty (30) days from the date upon which any Person or two (2) or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Borrower or Parent REIT, or control over the equity securities of the Borrower or Parent REIT entitled to vote for members of the board of directors or equivalent governing body of the Borrower or Parent REIT on a fully-diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing 25% or more of the combined voting power of such securities.
“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01.
“CME” means CME Group Benchmark Administration Limited.
“Code” means the Internal Revenue Code of 1986.
“Commitment” means a ~~2024~~ Term Loan A-1 Commitment, a ~~2025~~ Term Loan A-2 Commitment, a ~~2027~~ Term Loan A-3 Commitment or a Revolving Credit Commitment, as the context may require.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. §1 et seq.).
“Communication” means this Agreement, any Loan Document and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document.
“Compliance Certificate” means a certificate substantially in the form of Exhibit C.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate, Daily Simple SOFR, or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “Daily Simple SOFR”, “SOFR”, “Term SOFR”, and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated Adjusted EBITDA” means, for any period, EBITDA less an annual replacement reserve equal to 4.0% of gross property revenues (excluding revenues with respect to third party space or retail leases).
“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Adjusted EBITDA for the Calculation Period ending on such date to (b) Consolidated Fixed Charges for such period.
“Consolidated Fixed Charges” means, for any period, the sum of (a) Consolidated Interest Charges for such period, plus (b) current scheduled principal payments on Consolidated Funded

Indebtedness for such period (including, for purposes hereof, current scheduled reductions in commitments, but excluding any payment of principal under the Loan Documents and any “balloon” payment or final payment at maturity that is significantly larger than the scheduled payments that preceded it), plus (c) dividends and distributions paid in cash on preferred stock by the Consolidated Parties on a consolidated basis and all Unconsolidated Affiliates, if any, for such period, in each case, determined in accordance with GAAP; provided that, to the extent the calculations under clauses (a), (b) and (c) above include amounts allocable to Unconsolidated Affiliates, such calculations shall be without duplication and shall only include such amounts to the extent attributable to any Unconsolidated Affiliate Interests (or, if greater, amounts that are attributable to Consolidated Funded Indebtedness that is Recourse Debt).
“Consolidated Funded Indebtedness” means, as of any date of determination, without duplication, the sum of (a) the outstanding principal amount of all obligations of the Consolidated Parties on a consolidated basis, whether current or long-term, for borrowed money (including all obligations hereunder and under the other Loan Documents) and all obligations of the Consolidated Parties on a consolidated basis evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness of the Consolidated Parties on a consolidated basis, (c) all obligations of the Consolidated Parties on a consolidated basis arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations of the Consolidated Parties on a consolidated basis in respect of forward purchase agreements or the deferred purchase price of any property or services (other than trade accounts payable in the ordinary course of business), (e) Attributable Indebtedness of the Consolidated Parties on a consolidated basis in respect of capital leases and Synthetic Lease Obligations, (f) without duplication, all Guarantees of the Consolidated Parties on a consolidated basis with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Parent REIT or any Subsidiary, (g) without duplication, all Indebtedness of the Consolidated Parties on a consolidated basis of the types referred to in clauses (a) through (f) above of any partnership or joint venture in which the Parent REIT or a Subsidiary is a general partner or joint venturer, and (h) without duplication, the aggregate amount of Unconsolidated Affiliate Funded Indebtedness for all Unconsolidated Affiliates. Notwithstanding the foregoing, Consolidated Funded Indebtedness shall exclude Excluded Capital Leases.
“Consolidated Interest Charges” means, for any period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses of the Consolidated Parties on a consolidated basis and all Unconsolidated Affiliates, in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Consolidated Parties on a consolidated basis and all Unconsolidated Affiliates with respect to such period under capital leases (other than Excluded Capital Leases) that is treated as interest in accordance with GAAP; provided that, to the extent the calculations under clauses (a) and (b) above include amounts allocable to Unconsolidated Affiliates, such calculations shall be without duplication and shall only include such amounts to the extent attributable to any Unconsolidated Affiliate Interests (or, if greater, amounts that are attributable to Consolidated Funded Indebtedness that is Recourse Debt).
“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness less Adjusted Unrestricted Cash as of such date to (b) EBITDA for the Calculation Period most recently ended.

“Consolidated Net Income” means, for any period, the sum of (a) the net income of the Consolidated Parties on a consolidated basis (excluding extraordinary gains, extraordinary losses and gains and losses from the sale of assets) for such period, calculated in accordance with GAAP, plus (b) without duplication, an amount equal to the aggregate of net income (excluding extraordinary gains and extraordinary losses) for such period, calculated in accordance with GAAP, of each Unconsolidated Affiliate multiplied by the respective Unconsolidated Affiliate Interest in each such entity.
“Consolidated Parties” means a collective reference to the Parent REIT and its consolidated Subsidiaries and “Consolidated Party” means any one of the Consolidated Parties.
“Consolidated Recourse Secured Indebtedness” means, as of any date of determination, for the Consolidated Parties on a consolidated basis and all Unconsolidated Affiliates, all Secured Debt that is Recourse Debt; provided that, to the extent the calculation of Secured Debt includes amounts allocable to Unconsolidated Affiliates, such calculation shall be without duplication and shall only include such amounts to the extent attributable to any Unconsolidated Affiliate Interests (or, if greater, amounts that are attributable to Secured Debt that is Recourse Debt).
“Consolidated Secured Debt” means, as of any date of determination, for the Consolidated Parties on a consolidated basis and all Unconsolidated Affiliates, all Secured Debt; provided that, to the extent the calculation of Secured Debt includes amounts allocable to Unconsolidated Affiliates, such calculation shall be without duplication and shall only include such amounts to the extent attributable to any Unconsolidated Affiliate Interests (or, if greater, amounts that are attributable to Secured Debt that is Recourse Debt).
“Consolidated Tangible Net Worth” means, as of any date of determination, for the Consolidated Parties on a consolidated basis and all Unconsolidated Affiliates, Shareholders’ Equity on that date, minus the amount of Intangible Assets, plus the amount of accumulated depreciation; provided that there shall be excluded from the calculation of “Consolidated Tangible Net Worth” any effects resulting from the application of FASB ASC No. 715: Compensation - Retirement Benefits; provided, further, that, to the extent the calculation of foregoing amounts includes amounts allocable to Unconsolidated Affiliates, such calculation shall be without duplication and shall only include such amounts to the extent attributable to any Unconsolidated Affiliate Interests.
“Consolidated Total Asset Value” means, without duplication, as of any date of determination, for the Consolidated Parties on a consolidated basis, the sum of: (a) the Operating Property Value of all Real Properties (other than Development/Redevelopment Properties); (b) the amount of all Unrestricted Cash; (c) the book value of all Development/Redevelopment Properties, mortgage or real estate-related loan assets and undeveloped or speculative land and Equity Interests (including preferred Equity Interests) in any Person (other than any Affiliate of the Borrower); (d) the contract purchase price for all assets under contract for purchase (to the extent included in Indebtedness); and (e) the Borrower’s applicable Unconsolidated Affiliate Interests of the preceding items for its Unconsolidated Affiliates; provided that the calculation of Consolidated Total Asset Value shall be adjusted to eliminate the portion of each of the following types of assets that exceeds the following limitations for such assets: (i) Real Properties consisting of undeveloped or speculative land in an aggregate amount of five percent (5%) of Consolidated Total Asset Value; (ii) incoming-producing Real Properties (other than hotels or similar hospitality properties) in an aggregate amount of ten percent (10%) of Consolidated Total Asset Value; (iii) Development/Redevelopment Properties; provided that all costs and expenses associated with all existing development activities with respect to such Development/Redevelopment Properties (budget to completion) shall be included in determining the aggregate Investment of the Borrower or such

Subsidiary with respect to such activities) in an aggregate amount of fifteen percent (15%) of Consolidated Total Asset Value; (iv) Unconsolidated Affiliates in an aggregate amount of twenty percent (20%) of Consolidated Total Asset Value; (v) mortgage or real estate-related loan assets in an aggregate amount of fifteen percent (15%) of Consolidated Total Asset Value; (vi) Equity Interests (including preferred Equity Interests) in any Person (other than any Affiliate of the Borrower) in an aggregate amount of fifteen percent (15%) of Consolidated Total Asset Value; and (vii) Aggregate Investments in the items described in clauses (i) through (vi) above in an aggregate amount of thirty-five percent (35%) of Consolidated Total Asset Value.
“Consolidated Unsecured Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Net Operating Income from the Unencumbered Borrowing Base Properties for the Calculation Period ending on such date to (b) Unsecured Interest Charges for such period; provided that, unless otherwise approved by the Required Lenders, there shall be excluded from the calculation of Consolidated Unsecured Interest Coverage Ratio: (i) any excess above 40% of aggregate Net Operating Income from the Unencumbered Borrowing Base Properties from any one Major MSA and (ii) any excess above 33% of aggregate Net Operating Income from the Unencumbered Borrowing Base Properties from any one Other MSA.
“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Covered Entity” has the meaning specified in Section 10.23(b).
“Credit Extension” means each of the following: (a) a Borrowing; and (b) an L/C Credit Extension.
“Credit Parties” means, collectively, the Administrative Agent, the Lenders, the L/C Issuer, the Hedge Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, and the other Persons to whom the Obligations are owing from time to time.
“Customary Recourse Exceptions” means, with respect to any Indebtedness, personal recourse that is limited to fraud, misrepresentation, misapplication of cash, waste, environmental claims and liabilities, prohibited transfers, violations of single-purpose entity covenants, voluntary insolvency proceedings, obligations for completion or cost overruns in connection with construction related activities, and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate guaranty or indemnification agreements in non-recourse financing of real property.
“Daily Simple SOFR” means, with respect to any applicable determination date, ~~(a)~~ SOFR published on the fifth (5th) U.S. Government Securities Business Day preceding such day on the Federal Reserve Bank of New York’s website (or any successor source); provided, however, that if such day is not a U.S. Government Securities Business Day, then Daily Simple SOFR means such rate so published on the fifth (5th) U.S. Government Securities Business Day preceding the first (1st) U.S. Government Securities Business Day immediately prior thereto~~; plus (b) the SOFR Adjustment~~. If the rate as so determined would be less than zero percent (0.0%), such rate shall be deemed to be zero percent (0.0%) for purposes of the Loans and Loan Documents.
“Daily SOFR Rate Loan” means a Loan made hereunder with respect to which the interest rate is calculated by reference to Daily Simple SOFR.
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Debt Rating” means the current published or private long term unsecured senior, non-credit enhanced debt rating of the Parent REIT or the Borrower by S&P, Moody’s or Fitch.
“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.
“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Margin, if any, applicable to Base Rate Loans plus (iii) 2.0% per annum; provided, however, that with respect to a Term SOFR Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus 2.0% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Margin plus 2.0% per annum.
“Default Right” has the meaning specified in Section 10.23(b).
“Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within three (3) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within three (3) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or the L/C Issuer in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the L/C Issuer and each other Lender promptly following such determination.
“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.
“Development/Redevelopment Property” means Real Property with respect to which development activities are being undertaken by the applicable owner thereof. A Real Property shall cease to be a Development/Redevelopment Property on the last day of the sixth (6th) full fiscal quarter after opening or reopening (or such earlier date as elected by the Borrower by written notice to the Administrative Agent).
“Disposition” or “Dispose” means the sale, transfer, license, lease (excluding the lease of any Unencumbered Borrowing Base Property and personal property assets related thereto to any TRS pursuant to a form of Lease approved by the Administrative Agent, in its reasonable discretion) or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person (including any sale leaseback transaction), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. For the avoidance of doubt, leases of personal or Real Property (other than sale and leaseback transactions) entered into in the ordinary course of business shall not be deemed to be Dispositions.
“Dividing Person” has the meaning specified in the definition of “Division.”
“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.
“Dollar” and “$” mean lawful money of the United States.
“EBITDA” means, for any period, the sum of (a) an amount equal to Consolidated Net Income for such period plus (b) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Consolidated Parties and Unconsolidated Affiliates for such period, (iii) depreciation and amortization expense of the Consolidated Parties and Unconsolidated Affiliates, (iv) other non-recurring expenses of the Consolidated Parties and Unconsolidated Affiliates reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (v) without duplication of any of the foregoing, amounts deducted from net income as a result of fees or expenses incurred in connection with acquisitions permitted under the Loan Documents that can no longer be capitalized due to FAS 141R Changes and charges relating to the under-accrual of earn outs due to the FAS 141R Changes, (vi) all non-cash items with respect to straight-lining of rents materially decreasing Consolidated Net Income for such period, and (vii) all other non-cash items decreasing Consolidated Net Income (including non-cash expenses or losses with respect to Excluded Capital Leases), minus (c) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of the Consolidated Parties and Unconsolidated Affiliates for such period, (ii) all non-cash items with respect to straight-lining of rents materially increasing Consolidated Net Income for such period, and (iii) all other non-cash items increasing Consolidated Net Income for such period (including non-cash revenues or gains with respect to Excluded Capital Leases); provided that, to the extent the calculations under clauses (a), (b) and (c) above include amounts allocable to Unconsolidated Affiliates, such calculations shall be without duplication and shall only include such amounts to the extent attributable to any Unconsolidated Affiliate Interests.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Electronic Copy” has the meaning specified in Section 10.17.
“Electronic Record” and “Electronic Signature” have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)).
“Eligible Ground Lease” means a ground or similar building lease with respect to an Unencumbered Borrowing Base Property executed by the Borrower or a Subsidiary of the Borrower, as lessee, (a) that, other than with respect to the Unencumbered Borrowing Base Properties known as Paradise Point Resort & Spa and Harbor Court Hotel San Francisco, has a remaining lease term (including extension or renewal rights) of at least thirty-five (35) years, calculated as of the date such property becomes an Unencumbered Borrowing Base Property, (b) that is in full force and effect, (c) that may be transferred and/or assigned without the consent of the lessor (or as to which (i) such lease may be transferred and/or assigned with the consent of the lessor and (ii) such consent shall not be unreasonably withheld or delayed or is subject to certain customary and reasonable requirements), and (d) pursuant to which (i) no default or terminating event exists thereunder, and (ii) no event has occurred which but for the passage of time, or notice, or both would constitute a default or terminating event thereunder.
“Environmental Laws” means any and all applicable Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or Governmental Authority restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Laws, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination; provided that neither Permitted Convertible Notes (prior to conversion thereof) nor Permitted Convertible Notes Swap Contracts shall constitute Equity Interests of the Parent REIT.
“Equity Issuance” means the issuance or sale by any Person of any of its Equity Interests or any capital contribution to such Person by any holder of its Equity Interests.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).
“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA); (d) the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

“EU Bail In Legislation Schedule” means the EU Bail In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Event of Default” has the meaning specified in Section 8.01.
“Excluded Capital Lease” means any long-term ground lease or building lease that is treated as a capital lease in accordance with GAAP.
“Excluded Swap Obligations” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 11.08 and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all Guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guarantee of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, then such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 10.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(b) or 3.01(d), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(f) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.
~~“Existing 2024 Term Loan Maturity Date” means October 11, 2024.~~
~~“Existing 2025 Term Loan Maturity Date” means October 13, 2025.~~
“Existing Letters of Credit” means, as of the date hereof, the Letters of Credit set forth on Schedule 2.03.
~~“Extended 2024 Term Loan” means the 2024 Term Loan of a 2024 Term Lender that matures on the Extended 2024 Term Loan Maturity Date.~~
~~“Extended 2024 Term Loan Maturity Date” means January 20, 2028.~~

~~“Extended 2025 Term Loan” means the 2025 Term Loan of a 2025 Term Lender that matures on the Extended 2025 Term Loan Maturity Date.~~
~~“Extended 2025 Term Loan Maturity Date” means January 19, 2029.~~
~~“Extending 2024 Term Lender” means those 2024 Term Lenders with a 2024 Term Loan that matures on the Extended 2024 Term Loan Maturity Date. On the First Amendment Effective Date, the Extending 2024 Term Lenders are identified as such on Schedule 2.01.~~
~~“Extending 2025 Term Lender” means those 2025 Term Lenders with a 2025 Term Loan that matures on the Extended 2025 Term Loan Maturity Date. On the Third Amendment Effective Date, the Extending 2025 Term Lenders are identified as such on Schedule 2.01.~~
“Extending Revolving Credit Lender” means those Revolving Credit Lenders with a Revolving Credit Commitment that has an Initial Revolving Maturity Date of October 13, 2028. On the ~~Third~~Fourth Amendment Effective Date, the Extending Revolving Credit Lenders are identified as such on Schedule 2.01.
“Facilities” means the ~~2024~~ Term Loan A-1 Facility, the ~~2025~~ Term Loan A-2 Facility, the ~~2027~~ Term Loan A-3 Facility and the Revolving Credit Facility, and “Facility” means any one of the Facilities, as the context may require.
“FAS 141R Changes” means those changes made to a buyer’s accounting practices by the Financial Accounting Standards Board’s Statement of Financial Accounting Standard No. 141R, Business Combinations, which is effective for annual reporting periods that begin in calendar year 2009.
“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into among Governmental Authorities and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.
“Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero (0), such rate shall be deemed to be zero (0) for purposes of this Agreement.
“Fee Letter” means any fee letter among Borrower, Administrative Agent and/or any Arranger.
“FFO Distribution Allowance” means, for any fiscal year of the Consolidated Parties, an amount equal to 95% of Funds From Operations for such fiscal year.
~~“First Amendment Effective Date” means January 3, 2024.~~

“First Extended Revolving Maturity Date” means (a) for Non-Extending Revolving Credit Lenders, April 13, 2027, and (b) for Extending Revolving Credit Lenders, April 13, 2029; provided, however, that, in each case, if such date is not a Business Day, the First Extended Revolving Maturity Date shall be the next preceding Business Day.
“Fitch” means Fitch, Inc. and any successor thereto.
“Foreign Lender” means any Lender that is organized under the Applicable Laws of a jurisdiction other than that in which the Borrower is resident for tax purposes (including such a Lender when acting in the capacity of the L/C Issuer). For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
“Fourth Amendment Effective Date” means February 11, 2026.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to the L/C Issuer, such Defaulting Lender’s Applicable Percentage with respect to the Revolving Credit Facility of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Credit Lenders or Cash Collateralized in accordance with the terms hereof.
“Fully Satisfied” means, with respect to the Obligations as of any date, that, as of such date, (a) all principal of and interest accrued to such date which constitute Obligations shall have been irrevocably paid in full in cash, (b) all fees, expenses and other amounts then due and payable which constitute Obligations shall have been irrevocably paid in cash, (c) all outstanding Letters of Credit shall have been (i) terminated, (ii) fully irrevocably Cash Collateralized or (iii) secured by one or more letters of credit on terms and conditions, and with one or more financial institutions, satisfactory to the L/C Issuer and (d) the Aggregate Commitments shall have expired or been terminated in full (in each case, other than inchoate indemnification liabilities arising under the Loan Documents).
“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
“Funds From Operations” means, for any period, Consolidated Net Income, plus depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures as hereafter provided; provided that, to the extent such calculations include amounts allocable to Unconsolidated Affiliates, such calculations shall be without duplication and shall only include such amounts to the extent attributable to any Unconsolidated Affiliate Interests. Without limiting the foregoing, notwithstanding contrary treatment under GAAP, for purposes hereof, (a) “Funds From Operations” shall include, and be adjusted to take into account, (i) the Parent REIT’s interests in unconsolidated partnerships and joint ventures, on the same basis as consolidated partnerships and subsidiaries, as provided in the “white paper” issued in April 2002 by the National Association of Real Estate Investment Trusts, as may be amended from time to time, and (ii) amounts deducted from net income as a result of pre-funded fees or expenses incurred in connection with acquisitions permitted under the Loan Documents that can no longer be capitalized due to FAS 141R Changes and charges relating to the under-accrual of earn outs due to the FAS 141R Changes, and (b) net income (or loss) of the Consolidated Parties on a consolidated basis shall not include gains (or, if applicable, losses) resulting from or in connection with (i) restructuring of indebtedness, (ii) sales of property, (iii) sales or redemptions of preferred stock, (iv) non-cash asset impairment charges or (v) other non-cash items including items with respect to Excluded Capital Leases.
“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.
“Glass Houses” means Glass Houses, a Maryland real estate investment trust.
“Governmental Authority” means the government of the United States or any other applicable nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Guarantee” means, as to any Person: (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, (iv) to guaranty to any Person rental income levels (or shortfalls) or re tenanting costs (including tenant improvements, moving expenses, lease commissions and any other costs associated with procuring new tenants); provided that such obligations shall be determined to be equal to the maximum potential amount of the payments due from the Person guaranteeing the applicable rental income levels over the term of the applicable lease or (v) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part); or (b) any lien on any assets of such Person securing any Indebtedness or other obligation of any primary obligor, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith; provided that, to the extent any Guarantee is limited by its terms, then the amount of such Guarantee shall be deemed to be the stated or determinable amount of such Guarantee. The term “Guarantee” as a verb has a corresponding meaning.
“Guarantors” means, collectively, the Parent REIT, any 1031 Property Holder, all Subsidiaries of the Borrower as of the Closing Date and as identified on the signature pages hereto as a “Guarantor” as of the Closing Date (excluding all Non-Guarantor Subsidiaries as of the Closing Date), each Person that is required to be a Guarantor pursuant to Section 6.12 (including any Subsidiary or 1031 Property Holder that owns an Unencumbered Borrowing Base Property), unless such entity is a Non-Guarantor Subsidiary or has otherwise been released from its obligations pursuant to Section 6.13, and, with respect to the payment and performance by each Specified Loan Party of its obligations under Section 11 with respect to all Swap Obligations, the Borrower, in each case together with their successors and permitted assigns.
“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Laws.
“Hedge Bank” means any Lender or Affiliate of a Lender, in its capacity as a party to a Swap Contract that is not otherwise prohibited under Section 6 or 7.
“High Yield Notes” means the 6.375% Senior Notes due 2029, issued by the Borrower and PEB Finance Corp., a Delaware corporation (“PEB Finance Corp.”), under the Indenture, dated as of October 3, 2024, among the Borrower, PEB Finance Corp., the Parent REIT and certain subsidiaries of the Borrower named therein, and UMB Bank, National Association, as trustee.
“Immaterial Subsidiary” means any Subsidiary whose assets constitute less than 1% of Consolidated Total Asset Value; provided that if at any time the aggregate Consolidated Total Asset Value of the “Immaterial Subsidiaries” exceeds 10% of all Consolidated Total Asset Value, then the Borrower shall designate certain “Immaterial Subsidiaries” as Guarantors such that the aggregate Consolidated Total Asset Value of the “Immaterial Subsidiaries” which are not Guarantors does not exceed 10% of all Consolidated Total Asset Value.
“Increase Effective Date” has the meaning specified in Section 2.14(d).
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(a)    all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
(b)    all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;
(c)    net obligations of such Person under any Swap Contract;
(d)    all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable incurred in the ordinary course of business and, in each case, not overdue by more than ninety (90) days after such trade account payable was created, except to the extent that any such trade payables are being disputed in good faith);
(e)    indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
(f)    capital leases (other than Excluded Capital Leases) and Synthetic Lease Obligations;

(g)    all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and
(h)    all Guarantees of such Person in respect of any of the foregoing.
For all purposes hereof, the Indebtedness of any Person shall include, without duplication, the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease (other than an Excluded Capital Lease) or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Indemnitees” has the meaning specified in Section 10.04(b).
“Information” has the meaning specified in Section 10.07.
“Initial Revolving Maturity Date” means (a) for Non-Extending Revolving Credit Lenders, October 13, 2026 and (b) for Extending Revolving Credit Lenders, October 13, 2028; provided, however, that if such date is not a Business Day, the Initial Revolving Maturity Date shall be the next preceding Business Day.
“Intangible Assets” means assets that are considered to be intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.
“Interest Payment Date” means, (a) as to any Daily SOFR Rate Loan or Base Rate Loan, the first (1st) Business Day of each calendar month and the applicable Revolving Maturity Date, the ~~applicable 2024~~ Term Loan A-1 Maturity Date, the ~~applicable 2025~~ Term Loan A-2 Maturity Date or the ~~2027~~ Term Loan A-3 Maturity Date, as applicable and (b) as to any Term SOFR Rate Loan, the last day of each Interest Period applicable to such Term SOFR Rate Loan and the applicable Revolving Maturity Date, the ~~applicable 2024~~ Term Loan A-1 Maturity Date, the ~~applicable 2025~~ Term Loan A-2 Maturity Date or the ~~2027~~ Term Loan A-3 Maturity Date, as applicable; provided, however, that if any Interest Period for a Term SOFR Rate Loan exceeds three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates.
“Interest Period” means, as to each Term SOFR Rate Loan, the period commencing on the date such Term SOFR Rate Loan is disbursed or converted to or continued as a Term SOFR Rate Loan and ending on the date one (1), three (3) or six (6) months thereafter (in the case of each requested Interest Period, subject to availability), as selected by the Borrower in its Loan Notice; provided that:
(a)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(c)    no Interest Period shall extend beyond the applicable Revolving Maturity Date, the ~~applicable 2024~~ Term Loan A-1 Maturity Date, the ~~applicable 2025~~ Term Loan A-2 Maturity Date or the ~~2027~~ Term Loan A-3 Maturity Date, as applicable, in respect of the Facility under which such Loan was made.
“Intermediate REIT” means (a) Glass Houses and (b) any Subsidiary of the Borrower that is formed as a real estate investment trust under its jurisdiction of formation, which Subsidiary does not own any assets (other than any Equity Interests in any Subsidiary that owns any Real Property assets); provided that such Subsidiary (i) shall not incur or guarantee any other Indebtedness, and (ii) may receive Restricted Payments paid in cash from its Subsidiaries so long as such Restricted Payments are immediately distributed upon receipt to the Borrower.
“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.
“Investment Grade Rating” means a Debt Rating for the Parent REIT or the Borrower of BBB- or better from S&P, Baa3 or better from Moody’s or BBB- or better from Fitch.
“IP Rights” has the meaning specified in Section 5.18.
“ISP” means the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time).
“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit.
“Joinder Agreement” means a Joinder Agreement substantially in the form of Exhibit E, executed and delivered by a new Guarantor in accordance with the provisions of Section 6.12.
“L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Revolving Credit Percentage.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.
“L/C Disbursement” means a payment made by the L/C Issuer pursuant to a Letter of Credit.
“L/C Issuer” means Bank of America in its capacity as issuer of Letters of Credit. The L/C Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the L/C Issuer, in which case the term “L/C Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.
“L/C Obligations” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time, including any automatic or scheduled increases provided for by the terms of such Letters of Credit, determined without regard to whether any conditions to drawing could be met at that time, plus (b) the aggregate amount of all Unreimbursed Amounts, including all L/C Borrowings. The L/C Obligations of any Revolving Credit Lender at any time shall be its Applicable Revolving Credit Percentage of the total L/C Obligations at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the UCP or Rule 3.13 or Rule 3.14 of the ISP or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrower and each Revolving Credit Lender shall remain in full force and effect until the L/C Issuer and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit.
“Lease” means a lease, sublease, license, concession agreement or other agreement providing for the use or occupancy of any portion of any Real Property (and any personal property related thereto that is covered by such lease, sublease, license, concession agreement or other agreement) owned or ground leased by any Loan Party, including all amendments, supplements, restatements, assignments and other modifications thereto.
“Lender” has the meaning specified in the introductory paragraph.
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office.
“Letter of Credit” means any letter of credit issued or deemed issued hereunder and shall include the Existing Letters of Credit. A Letter of Credit may be a standby letter of credit only.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.
“Letter of Credit Expiration Date” means the day that is twelve months after the latest Revolving Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).
“Letter of Credit Fee” has the meaning specified in Section 2.03(j).

“Letter of Credit Sublimit” means an amount equal to $30,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility.
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).
“Loan Documents” means this Agreement, each Note, each Issuer Document, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.15, and the Fee Letters.
“Loan Notice” means a notice of (a) a ~~2024~~ Term Loan A-1 Borrowing, (b) a ~~2025~~ Term Loan A-2 Borrowing, (c) a ~~2027~~ Term Loan A-3 Borrowing, (d) a Revolving Credit Borrowing, (e) a conversion of Loans from one Type to the other, or (f) a continuation of Term SOFR Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.
“Loan Parties” means, collectively, the Borrower and each Guarantor.
“Loans” means, collectively, the ~~2024~~ Term Loan A-1 Loans, the ~~2025~~ Term Loan A-2 Loans, the ~~2027~~ Term Loan A-3 Loans and the Revolving Credit Loans, and “Loan” means any one of the Loans, as the context may require.
“Major MSA” means the metropolitan statistical area of any of the following: (a) New York City, New York; (b) Chicago, Illinois; (c) Washington, DC; (d) Los Angeles, California (excluding Santa Monica, California); (e) Boston, Massachusetts; (f) San Diego, California; and (g) San Francisco, California.
“Material Acquisition” means the acquisition by any Consolidated Party, in a single transaction or in a series of related transactions, of one or more Real Properties or Persons owning Real Properties in which the total investment with respect to such acquisition is equal to or greater than 10% of Consolidated Total Asset Value at such time.
“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent) or condition (financial or otherwise) of the Parent REIT, the Borrower and their Subsidiaries taken as a whole; (b) a material impairment of the ability of the Borrower and the other Loan Parties taken as a whole to perform their respective obligations under any Loan Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.
“Material Lease” means as to any Unencumbered Borrowing Base Property (a) any Lease of such Unencumbered Borrowing Base Property (and any personal property assets related thereto) between the applicable Loan Party that owns such Unencumbered Borrowing Base Property and any TRS, (b) any Lease which, individually or when aggregated with all other Leases at such Unencumbered Borrowing

Base Property with the same tenant or any of its Affiliates, accounts for 10% or more of such Unencumbered Borrowing Base Property’s revenue, or (c) any Lease which contains any option, offer, right of first refusal or other similar entitlement to acquire all or any portion of such Unencumbered Borrowing Base Property.
“Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to 105% of the Fronting Exposure of the L/C Issuer with respect to Letters of Credit issued and outstanding at such time, (b) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.03(o), an amount equal to 105% of the total L/C Obligations, and (c) otherwise, an amount determined by the Administrative Agent and the L/C Issuer in their sole discretion.
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA that is subject to Title IV of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five (5) plan years, has made or been obligated to make contributions.
“Multiple Employer Plan” means any employee benefit plan which has two (2) or more contributing sponsors (including the Borrower or any ERISA Affiliate) at least two (2) of whom are not under common control, as such a plan is described in Section 4064 of ERISA.
“Negative Pledge” means a provision of any agreement (other than this Agreement or any other Loan Document or any document relating to Specified Debt on terms no more onerous in any material respect than those set forth in this Agreement) that prohibits the creation of any Lien on any assets of a Person; provided, however, that neither (a) an agreement that establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets nor (b) any requirement for the grant in favor of the holders of any Unsecured Indebtedness of an equal and ratable Lien in connection with a pledge of any property or asset to secure the Obligations or any other Indebtedness, shall constitute a “Negative Pledge” for purposes of this Agreement.
“Net Operating Income” means, with respect to any Real Property and for the most recently ended Calculation Period, an amount equal to (a) the aggregate gross revenues from the operations of such Real Property during the applicable Calculation Period, minus (b) the sum of (i) all expenses and other proper charges incurred in connection with the operation of such Real Property during such period pro-rated as appropriate (including real estate taxes, but excluding any management fees, debt service charges, income taxes, depreciation, amortization and other non-cash expenses), and (ii) actual management fees paid during such period, and (iii) an annual replacement reserve equal to 4.0% of the aggregate revenues from the operations of such Real Property (excluding revenues with respect to third party space or retail leases).
“New Property” means each Real Property acquired by the Consolidated Parties on a consolidated basis and all Unconsolidated Affiliates (as the case may be) from the date of acquisition for a period of six (6) full fiscal quarters after the acquisition thereof; provided, however, that, upon the

Seasoned Date for any New Property (or any earlier date selected by Borrower), such New Property shall be converted to a Seasoned Property and shall cease to be a New Property.
“Net Proceeds” means, with respect to any Equity Issuance by any Consolidated Party, the amount of cash received by such Consolidated Party in connection with any such transaction after deducting therefrom the aggregate, without duplication, of the following amounts to the extent properly attributable to such transaction and such amounts are usual, customary, and reasonable: (a) brokerage commissions; (b) attorneys’ fees; (c) finder’s fees; (d) financial advisory fees; (e) accounting fees; (f) underwriting fees; (g) investment banking fees; and (h) other commissions, costs, fees, expenses and disbursements related to such Equity Issuance, in each case to the extent paid or payable by such Consolidated Party.
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders, all Revolving Credit Lenders, all Term Loan A-1 Lenders, all Term Loan A-2 Lenders, all Term Loan A-3 Lenders or all affected Lenders in accordance with the terms of Section 10.01 and (b) has been approved by the Required Lenders, the Required Revolving Lenders, the Required Term Loan A-1 Lenders, the Required Term Loan A-2 Lenders or the Required Term Loan A-3 Lenders, as applicable.
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
~~“Non-Extended 2024 Term Loan” means the 2024 Term Loan of a 2024 Term Lender that matures on the Existing 2024 Term Loan Maturity Date.~~
~~“Non-Extended 2025 Term Loan” means the 2025 Term Loan of a 2025 Term Lender that matures on the Existing 2025 Term Loan Maturity Date.~~
~~“Non-Extending 2024 Term Lender” means those 2024 Term Lenders with a 2024 Term Loan that matures on the Existing 2024 Term Loan Maturity Date. On the First Amendment Effective Date, the Non-Extending 2024 Term Lenders are identified as such on Schedule 2.01.~~
~~“Non-Extending 2025 Term Lender” means those 2025 Term Lenders with a 2025 Term Loan that matures on the Existing 2025 Term Loan Maturity Date. On the Third Amendment Effective Date, the Non-Extending 2025 Term Lenders are identified as such on Schedule 2.01.~~
“Non-Extending Revolving Credit Lender” means those Revolving Credit Lenders with a Revolving Credit Commitment that has an Initial Revolving Maturity Date of October 13, 2026. On the ~~Third~~Fourth Amendment Effective Date, the Non-Extending Revolving Credit Lenders are identified as such on Schedule 2.01.
“Non-Extension Notice Date” has the meaning specified in Section 2.03(b).
“Non-Guarantor Subsidiary” means any Subsidiary (whether direct or indirect) of the Borrower or any 1031 Property Holder, other than any Subsidiary or any 1031 Property Holder which owns an Unencumbered Borrowing Base Property, which (a) is a TRS; (b) is an Intermediate REIT; (c) is (i) formed for or converted to the specific purpose of holding title to Real Property assets which are collateral for Indebtedness owing or to be owed by such entity, provided that such Indebtedness must be incurred or assumed within ninety (90) days (or such longer period as the Administrative Agent may agree in writing) of such formation or conversion or such entity shall cease to qualify as a Non Guarantor

Subsidiary, and (ii) expressly prohibited in writing from guaranteeing Indebtedness of any other person or entity pursuant to (A) a provision in any document, instrument or agreement evidencing such Indebtedness of such entity or (B) a provision of such entity’s Organization Documents, in each case, which provision was included in such Organization Document or such other document, instrument or agreement at the request of the applicable third party creditor and as an express condition to the extension or assumption of such Indebtedness; provided that an entity meeting the requirements set forth in this clause (c) shall only remain a “Non-Guarantor Subsidiary” for so long as (1) each of the foregoing requirements set forth in this clause (c) are satisfied, (2) such entity does not guarantee any other Indebtedness and (3) the Indebtedness with respect to which the restrictions noted in clause (c)(ii) are imposed remains outstanding; provided further that in no event shall any party to a Permitted Intercompany Mortgage encumbering an Unencumbered Borrowing Base Property be a Non-Guarantor Subsidiary; (d)(i) becomes a Subsidiary or 1031 Property Holder following the Closing Date, (ii) is not a Wholly Owned Subsidiary of the Borrower, and (iii) with respect to which the Borrower and its Affiliates, as applicable, do not have sufficient voting power to cause such entity to become a Guarantor hereunder; or (e) is an Immaterial Subsidiary.
“Non-Recourse Debt” means Indebtedness that is not recourse to the Parent REIT or any of its Subsidiaries (except to the extent such recourse is limited to Customary Recourse Exceptions).
“Note” means a ~~2024~~ Term Loan A-1 Note, a ~~2025~~ Term Loan A-2 Note, a ~~2027~~ Term Loan A-3 Note or a Revolving Credit Note, as the context may require.
“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, or any Swap Contract entered into by any Loan Party with any Lender or its Affiliate as a counterparty with respect to the Loans, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that the “Obligations” with respect to a Guarantor shall exclude any Excluded Swap Obligations of such Guarantor.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Operating Property Value” means, at any date of determination, (a) for each Seasoned Property, (i) the Adjusted NOI for such Real Property divided by (ii) the applicable Capitalization Rate, and (b) for each New Property, the GAAP book value for such New Property (until the Seasoned Date or such earlier date as elected by the Borrower by written notice to the Administrative Agent).
“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
“Original Bank of America Revolving Credit Agreement” means that certain Fourth Amended and Restated Credit Agreement, dated as of October 13, 2017, among the Borrower, the Parent REIT, certain lenders party thereto, and Bank of America, as administrative agent, as the same may have been further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof and as in effect immediately prior to the effectiveness hereof.
“Original Bank of America Term Credit Agreement” means that certain Credit Agreement, dated as of October 31, 2018, among the Borrower, the Parent REIT, certain lenders party thereto, and Bank of America, as administrative agent, as the same may have been further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof and as in effect immediately prior to the effectiveness hereof.
“Original Credit Agreements” means, collectively, (a) the Original Bank of America Revolving Credit Agreement and (b) the Original Bank of America Term Credit Agreement, and each, individually, an “Original Credit Agreement.”
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other MSA” means any metropolitan statistical area other than a Major MSA. For the avoidance of doubt, Santa Monica, California shall constitute an Other MSA.
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06).
“Outstanding Amount” means (a) with respect to Term Loans and Revolving Credit Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans and Revolving Credit Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts.
“Parent REIT” has the meaning specified in the introductory paragraph.
“Participant” has the meaning specified in Section 10.06(d).
“PBGC” means the Pension Benefit Guaranty Corporation.

“Pebblebrook Hotel Lessee” means Pebblebrook Hotel Lessee, Inc., a Delaware corporation, and its permitted successors.
“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a Multiple Employer Plan, has made contributions at any time during the immediately preceding five (5) plan years.
“Permitted Convertible Notes” means senior convertible debt securities of the Parent REIT (a) that are unsecured, (b) that do not have the benefit of any Guarantee of any Subsidiary, (c) that are otherwise permitted under Section 7.03, (d) that are not subject to any sinking fund or any prepayment, redemption or repurchase requirements, whether scheduled, triggered by specified events or at the option of the holders thereof (it being understood that none of (i) a customary “change in control” or “fundamental change” put, (ii) a right to convert such securities into common shares of the Parent REIT, cash or a combination thereof as the Parent REIT may elect or (iii) an acceleration upon an event of default will be deemed to constitute such a sinking fund or prepayment, redemption or repurchase requirement), and (e) that have the benefit of covenants and events of default customary for comparable convertible securities (as determined by the Parent REIT in good faith).
“Permitted Convertible Notes Swap Contract” means a Swap Contract entered into by the Parent REIT in connection with, and prior to or concurrently with, the issuance of any Permitted Convertible Notes pursuant to which the Parent REIT acquires a call or a capped call option requiring the counterparty thereto to deliver to the Parent REIT common shares of the Parent REIT, the cash value of such shares or a combination of such shares and cash from time to time upon exercise of such option; provided that the terms, conditions and covenants of each such Swap Contract shall be such as are typical and customary for Swap Contracts of such type (as determined by the Parent REIT in good faith).
“Permitted Intercompany Mortgage” means a loan by a Loan Party to another Loan Party secured by a Lien in Real Property so long as such loan is subordinated to the Obligations pursuant to Section 11.09 or otherwise on terms acceptable to the Administrative Agent; provided that in no event shall there be more than five (5) Permitted Intercompany Mortgages at any time.
“Permitted Liens” has the meaning specified in Section 7.01.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) other than a Multiemployer Plan established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.
“Platform” has the meaning specified in Section 6.02.
“Pro Forma Basis” means, for purposes of calculating (utilizing the principles set forth in Section 1.03(c)) compliance with each of the financial covenants set forth in Section 7.11 in respect of a proposed transaction, that such transaction shall be deemed to have occurred as of the first day of the four (4) fiscal quarter period ending as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Administrative Agent has received the Required Financial Information. As used herein, “transaction” shall mean (a) any Credit Extension, (b) any incurrence or assumption of Indebtedness as referred to in Section 7.03(f), (c) any removal of an Unencumbered Borrowing Base Property from qualification as such pursuant to Section 7.05(a) or (b) or any other Disposition as referred to in Section 7.05, or (d) any acquisition of any Person (whether by merger or otherwise) or other property. In connection with any calculation relating to the financial covenants set forth in Section 7.11 upon giving effect to a transaction on a Pro Forma Basis:
(i)    for purposes of any such calculation in respect of any incurrence or assumption of Indebtedness as referred to in Section 7.03(f), any Indebtedness which is retired in connection with such incurrence or assumption shall be excluded and deemed to have been retired as of the first day of the applicable period;
(ii)    for purposes of any such calculation in respect of any removal of an Unencumbered Borrowing Base Property from qualification as such pursuant to Section 7.05 or any other Disposition as referred to in Section 7.05, (A) income statement items (whether positive or negative) attributable to the Person or property disposed of shall be excluded, (B) any Indebtedness which is retired in connection with such transaction shall be excluded and deemed to have been retired as of the first day of the applicable period, and (C) pro forma adjustments shall be included to the extent that such adjustments would give effect to events that are (1) directly attributable to such transaction, (2) expected to have a continuing impact on the Consolidated Parties and (3) factually supportable (in the reasonable judgment of the Administrative Agent); and
(iii)    for purposes of any such calculation in respect of any acquisition of any Person (whether by merger or otherwise) or other property, (A) income statement items (whether positive or negative) and capital expenditures attributable to the Person or property acquired shall be deemed to be included as of the first day of the applicable period, and (B) pro forma adjustments (with the calculated amounts annualized to the extent the period from the date of such acquisition through the most-recently ended fiscal quarter is not at least twelve (12) months or four (4) fiscal quarters, in the case of any applicable period that is based on twelve months or four (4) fiscal quarters) shall be included to the extent that such adjustments would give effect to events that are (1) directly attributable to such transaction, (2) expected to have a continuing impact on the Consolidated Parties and (3) factually supportable (in the reasonable judgment of the Administrative Agent).
“Public Lender” has the meaning specified in Section 6.02.
“QFC” has the meaning specified in Section 10.23(b).
“QRS” means a Person qualifying for treatment either as a “qualified REIT subsidiary” under Section 856(i) of the Code, or as an entity disregarded as an entity separate from its owner under Treasury Regulations under Section 7701 of the Code.
“Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Real Properties” means, at any time, a collective reference to each of the facilities and real properties owned or leased by the Borrower or any other Subsidiary or in which any such Person has an interest at such time; and “Real Property” means any one of such Real Properties.

“Recipient” means the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder.
“Recourse Debt” means, for any Person, Indebtedness of such Person that is not Non-Recourse Debt.
“Register” has the meaning specified in Section 10.06(c).
“Regulation U” means Regulation U of the FRB, as in effect from time to time and all official rulings and interpretations thereunder or thereof.
“REIT” means a Person qualifying for treatment as a “real estate investment trust” under the Code.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, service providers, consultants, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.
“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
“Removal Effective Date” has the meaning specified in Section 9.06.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty (30) day notice period has been waived.
“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Credit Loans, a Loan Notice and (b) with respect to an L/C Credit Extension, a Letter of Credit Application.
“Required Financial Information” means, with respect to each fiscal period or quarter of the Borrower, (a) the financial statements required to be delivered pursuant to Section 6.01(a) or (b) for such fiscal period or quarter of the Parent REIT, and (b) the Compliance Certificate required by Section 6.02(a) to be delivered with the financial statements described in clause (a) above.
“Required Lenders” means, at any time, Lenders having Total Credit Exposures representing at least 51% of the Total Credit Exposures of all Lenders (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such Lender for purposes of this definition). The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time; provided that, the amount of any participation in any Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the L/C Issuer in making such determination.
“Required Revolving Lenders” means, as of any date of determination, Revolving Credit Lenders holding at least 51% of the sum of the (a) Total Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Facility. The unused Revolving Credit Commitment of, and the portion of the Total Revolving Credit Outstandings of any Defaulting Lender shall be disregarded in determining Required Revolving Lenders at any time; provided that, the amount of any participation in any Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the L/C Issuer in making such determination.
“Required Term Loan A-1 Lenders” means, as of any date of determination, Term Loan A-1 Lenders holding at least 51% of the Term Loan A-1 Facility on such date. The portion of the Term Loan A-1 Facility held by any Defaulting Lender shall be disregarded in determining Required Term Loan A-1 Lenders at any time.
“Required Term Loan A-2 Lenders” means, as of any date of determination, Term Loan A-2 Lenders holding at least 51% of the Term Loan A-2 Facility on such date. The portion of the Term Loan A-2 Facility held by any Defaulting Lender shall be disregarded in determining Required Term Loan A-2 Lenders at any time.
“Required Term Loan A-3 Lenders” means, as of any date of determination, Term Loan A-3 Lenders holding at least 51% of the Term Loan A-3 Facility on such date. The portion of the Term Loan A-3 Facility held by any Defaulting Lender shall be disregarded in determining Required Term Loan A-3 Lenders at any time.
“Rescindable Amount” has the meaning specified in Section 2.11(b)(ii).
“Resignation Effective Date” has the meaning specified in Section 9.06.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means the chief executive officer, president, chief financial officer, vice president of finance, treasurer, or controller of a Loan Party, and solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Section 2, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Parent REIT or any Subsidiary or any Unconsolidated Affiliate, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to the Parent REIT’s shareholders, partners or members (or the equivalent Person thereof); provided that, to the extent the calculation of the amount of any dividend or other distribution for purposes of this definition of “Restricted Payment” includes amounts allocable to Unconsolidated Affiliates, such calculation shall be without duplication and shall only include such amounts to the extent attributable to any Unconsolidated Affiliate Interests; provided, further, that payments for, in respect of or in connection with Permitted Convertible Notes Swap Contracts shall not constitute Restricted Payments.
“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of Term SOFR Rate Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01(d).
“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(d) and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.
“Revolving Credit Exposure” means the sum of (a) the unused portion of the Revolving Credit Facility at such time and (b) the Total Revolving Credit Outstandings at such time.
“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time.
“Revolving Credit Lender” means (a) at any time prior to the last day of the Availability Period with respect to the Revolving Credit Facility, any Lender that has a Revolving Credit Commitment at such time and (b) at any time thereafter, any Lender that holds Revolving Credit Loans at such time.
“Revolving Credit Loan” has the meaning specified in Section 2.01(d).
“Revolving Credit Note” means a promissory note made by the Borrower in favor of a Revolving Credit Lender evidencing Revolving Credit Loans made by such Revolving Credit Lender, substantially in the form of Exhibit B-4.
“Revolving Maturity Date” means, with respect to any Revolving Credit Lender, (a) if the Initial Revolving Maturity Date of such Revolving Credit Lender is not extended to the First Extended Revolving Maturity Date pursuant to Section 2.13, then the Initial Revolving Maturity Date with respect to such Revolving Credit Lender, (b) if the Initial Revolving Maturity Date with respect to such Revolving Credit Lender is extended to the First Extended Revolving Maturity Date pursuant to Section 2.13 and the First Extended Revolving Maturity Date with respect to such Revolving Credit Lender is not extended to the Second Extended Maturity Date pursuant to Section 2.13, then the First Extended Revolving Maturity Date with respect to such Revolving Credit Lender, and (c) if the Initial Revolving Maturity Date with respect to such Revolving Credit Lender is extended to the First Extended Revolving Maturity Date pursuant to Section 2.13 and the First Extended Revolving Maturity Date with respect to such Revolving Credit Lender is extended to the Second Extended Revolving Maturity Date pursuant to Section 2.13, then the Second Extended Revolving Maturity Date with respect to such Revolving Credit Lender; provided, however, that, in each case, if such date is not a Business Day, the Revolving Maturity Date shall be the next preceding Business Day.
“Revolving Unused Fee” has the meaning specified in Section 2.08(a).
“Revolving Unused Rate” means, as of any date, (a) a percentage per annum equal to 30 basis points (0.30%) if on such date the Total Revolving Credit Outstandings are less than 50% of the

Revolving Credit Facility and (b) a percentage per annum equal to 20 basis points (0.20%) if on such date the Total Revolving Credit Outstandings are greater than or equal to 50% of the Revolving Credit Facility.
“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global, Inc., and any successor thereto.
“Sale and Leaseback Transaction” means any arrangement pursuant to which any Consolidated Party, directly or indirectly, becomes liable as lessee, guarantor or other surety with respect to any lease, whether an operating lease or a capital lease, of any property (a) which such Consolidated Party has sold or transferred (or is to sell or transfer) to a Person which is not a Consolidated Party or (b) which such Consolidated Party intends to use for substantially the same purpose as any other property which has been sold or transferred (or is to be sold or transferred) by such Consolidated Party to another Person which is not a Consolidated Party in connection with such lease.
“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, His Majesty’s Treasury or other relevant sanctions authority.
“Scheduled Unavailability Date” has the meaning specified in Section 3.03.
“Seasoned Date” means the first day on which an acquired Real Property has been owned for six (6) full fiscal quarters following the date of acquisition of such Real Property.
“Seasoned Property” means (a) each Real Property (other than a New Property) owned by the Consolidated Parties on a consolidated basis and all Unconsolidated Affiliates (as the case may be) and (b) upon the occurrence of the Seasoned Date of any New Property, such Real Property.
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Second Extended Revolving Maturity Date” means (a) for Non-Extending Revolving Credit Lenders, October 13, 2027 and (b) for Extending Revolving Credit Lenders, October 13, 2029; provided, however, that if such date is not a Business Day, the Second Extended Revolving Maturity Date shall be the next preceding Business Day.
“Secured Debt” means, for any given calculation date, without duplication, the total aggregate principal amount of any Indebtedness of the Consolidated Parties on a consolidated basis that is secured in any manner by any Lien (other than Permitted Liens of the types described in Sections 7.01(a), (b), (c), (d), (e), (g), (h), and (k)); provided that (a) Indebtedness in respect of obligations under any capitalized lease shall not be deemed to be “Secured Debt” and (b) “Secured Debt” shall exclude Excluded Capital Leases.
“Secured Non-Recourse Debt” means Secured Debt that is Non-Recourse Debt.
~~“Senior Notes” means the Borrower’s 4.70% Senior Notes Series A Due December 1, 2023 and 4.93% Senior Notes Series B Due December 1, 2025 evidenced by that certain Note Purchase and Guarantee Agreement dated November 12, 2015 (as the same may be amended, restated, modified or supplemented from time to time).~~

~~“Senior Notes Date” means the earlier to occur of (a) the date the Parent REIT and the Borrower enter into a conforming amendment to the Senior Notes to incorporate the Consolidated Leverage Ratio requirements as set forth in Section 7.11(a) as of the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent and (b) the date the obligations under the Senior Notes are irrevocably paid in full and the commitments relating thereto have expired or been terminated.~~
“Shareholders’ Equity” means, as of any date of determination, the sum of (a) consolidated shareholders’ equity of the Consolidated Parties as of that date determined in accordance with GAAP plus (b) without duplication, an amount equal to the aggregate shareholders’ equity of each Unconsolidated Affiliate multiplied by the respective Unconsolidated Affiliate Interest in each such entity.
“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).
~~“SOFR Adjustment” means 0.10% (10 basis points).~~
“SOFR Loan” means either a Daily SOFR Rate Loan or a Term SOFR Rate Loan.
“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Specified Debt” means the ~~Senior Notes, the~~ US Bank Lessee Line of Credit, the High Yield Notes, and any other agreement creating or evidencing Indebtedness for borrowed money (excluding any Secured Non-Recourse Debt) entered into on or after the Closing Date by any Consolidated Party, or in respect of which any Consolidated Party is an obligor or otherwise provides a Guarantee or other credit support (other than Customary Recourse Exceptions), in a principal amount outstanding or available for borrowing equal to or greater than $75,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency).
“Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 11.08).
“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent REIT.

~~“Surge Period” has the meaning specified in Section 7.11(a).~~
“Successor Rate” has the meaning specified in Section 3.03.
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“Swap Obligations” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).
“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term Facilities” means the ~~2024~~ Term Loan A-1 Facility, the ~~2025~~ Term Loan A-2 Facility and the ~~2027~~ Term Loan A-3 Facility and “Term Facility” means any one of the Term Facilities, as the context may require.
“Term Loan A-1 Borrowing” means a borrowing consisting of simultaneous Term Loan A-1 Loans of the same Type and, in the case of Term SOFR Rate Loans, having the same Interest Period made by each of the Term Loan A-1 Lenders pursuant to Section 2.01(a).

“Term Loan A-1 Commitment” means, as to each Term Loan A-1 Lender, its obligation to make Term Loan A-1 Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Loan A-1 Lender’s name on Schedule 2.01 under the caption “Term Loan A-1 Commitment” as such amount may be adjusted from time to time in accordance with this Agreement.
“Term Loan A-1 Facility” means the Outstanding Amount of the Term Loan A-1 Loans of all Term Loan A-1 Lenders outstanding at such time.
“Term Loan A-1 Lender” means any Lender that holds Term Loan A-1 Loans at such time.
“Term Loan A-1 Loan” means an advance made by any Term Loan A-1 Lender under the Term Loan A-1 Facility.
“Term Loan A-1 Maturity Date” means January 20, 2028; provided, however, if such date is not a Business Day, the Term Loan A-1 Maturity Date shall be the next preceding Business Day.
“Term Loan A-1 Note” means a promissory note made by the Borrower in favor of a Term Loan A-1 Lender evidencing Term Loan A-1 Loans made by such Term Loan A-1 Lender, substantially in the form of Exhibit B-1.
“Term Loan A-2 Borrowing” means a borrowing consisting of simultaneous Term Loan A-2 Loans of the same Type and, in the case of Term SOFR Rate Loans, having the same Interest Period made by each of the Term Loan A-2 Lenders pursuant to Section 2.01(b).
“Term Loan A-2 Commitment” means, as to each Term Loan A-2 Lender, its obligation to make Term Loan A-2 Loans to the Borrower pursuant to Section 2.01(b) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Loan A-2 Lender’s name on Schedule 2.01 under the caption “Term Loan A-2 Commitment” as such amount may be adjusted from time to time in accordance with this Agreement.
“Term Loan A-2 Facility” means the Outstanding Amount of the Term Loan A-2 Loans of all Term Loan A-2 Lenders outstanding at such time.
“Term Loan A-2 Lender” means any Lender that holds Term Loan A-2 Loans at such time.
“Term Loan A-2 Loan” means an advance made by any Term Loan A-2 Lender under the Term Loan A-2 Facility.
“Term Loan A-2 Maturity Date” means January 19, 2029; provided, however, if such date is not a Business Day, the Term Loan A-2 Maturity Date shall be the next preceding Business Day.
“Term Loan A-2 Note” means a promissory note made by the Borrower in favor of a Term Loan A-2 Lender evidencing Term Loan A-2 Loans made by such Term Loan A-2 Lender, substantially in the form of Exhibit B-2.
“Term Loan A-3 Borrowing” means a borrowing consisting of simultaneous Term Loan A-3 Loans of the same Type and, in the case of Term SOFR Rate Loans, having the same Interest Period made by each of the Term Loan A-3 Lenders pursuant to Section 2.01(c).

“Term Loan A-3 Commitment” means, as to each Term Loan A-3 Lender, its obligation to make Term Loan A-3 Loans to the Borrower pursuant to Section 2.01(c) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Loan A-3 Lender’s name on Schedule 2.01 under the caption “Term Loan A-3 Commitment” or in the Assignment and Assumption or other documentation pursuant to which such Term Loan A-3 Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.
“Term Loan A-3 Facility” means (a) at any time during the Availability Period with respect to such Facility, the sum of (i) the aggregate amount of the Term Loan A-3 Commitments at such time and (ii) the Outstanding Amount of the Term Loan A-3 Loans of all Term Loan A-3 Lenders outstanding at such time, and (b) at any time thereafter, the Outstanding Amount of the Term Loan A-3 Loans of all Term Loan A-3 Lenders outstanding at such time.
“Term Loan A-3 Lender” means any Lender that has a Term Loan A-3 Commitment or holds Term Loan A-3 Loans at such time.
“Term Loan A-3 Loan” means an advance made by any Term Loan A-3 Lender under the Term Loan A-3 Facility.
“Term Loan A-3 Maturity Date” means February 11, 2031; provided, however, if such date is not a Business Day, the Term Loan A-3 Maturity Date shall be the next preceding Business Day.
“Term Loan A-3 Note” means a promissory note made by the Borrower in favor of a Term Loan A-3 Lender evidencing Term Loan A-3 Loans made by such Term Loan A-3 Lender, substantially in the form of Exhibit B-3.
“Term Loans” means, collectively, the ~~2024~~ Term Loan A-1 Loans, the ~~2025~~ Term Loan A-2 Loans and the ~~2027~~ Term Loan A-3 Loans, and “Term Loan” means any one of the Term Loans, as the context may require.
“Term SOFR” means:
(a)    for any Interest Period with respect to a Term SOFR Rate Loan, the rate per annum equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. Eastern Time on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto~~, in each case, plus the SOFR Adjustment~~; and
(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one month commencing that day;
provided that if Term SOFR determined in accordance with either of the foregoing clauses (a) or (b) of this definition would otherwise be less than zero percent (0.0%), Term SOFR shall be deemed zero percent (0.0%) for purposes of this Agreement.
“Term SOFR Rate Loan” means a Loan made hereunder with respect to which the interest rate is calculated by reference to clause (a) of the definition of Term SOFR.
“Term SOFR Replacement Date” has the meaning specified in Section 3.03.

“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
~~“Third Amendment Effective Date” means November 1, 2024.~~
“Threshold Amount” means $75,000,000.
“Ticking Fee” has the meaning specified in Section 2.08(c).
“Total Credit Exposure” means, as to any Lender at any time, the unused Commitments and Total Outstandings of such Lender at such time.
“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.
“Total Revolving Credit Outstandings” means the aggregate Outstanding Amount of all Revolving Credit Loans and L/C Obligations.
“TRS” means each of (a) Pebblebrook Hotel Lessee and (b) each other taxable REIT subsidiary that is a Wholly Owned Subsidiary of Pebblebrook Hotel Lessee.
“Type” means, with respect to a Loan, its character as a Base Rate Loan, a Daily SOFR Rate Loan or a Term SOFR Rate Loan.
“UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction.
“UCP” means the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time).
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kington Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unconsolidated Affiliate” means any corporation, partnership, association, joint venture or other entity in each case which is not a Consolidated Party and in which a Consolidated Party owns, directly or indirectly, any Equity Interest.
“Unconsolidated Affiliate Funded Indebtedness” means, as of any date of determination for any Unconsolidated Affiliate, the product of (a) the sum of (i) the outstanding principal amount of all obligations of such Unconsolidated Affiliate, whether current or long-term, for borrowed money and all obligations of such Unconsolidated Affiliate evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (ii) all purchase money Indebtedness of such Unconsolidated Affiliate, (iii) all obligations of such Unconsolidated Affiliate arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (iv) all obligations of such Unconsolidated Affiliate in respect of forward purchase agreements or the deferred purchase price of any property or services (other than trade accounts payable in the ordinary course of business), (v) Attributable Indebtedness of such Unconsolidated Affiliate in respect of capital leases and Synthetic Lease Obligations, (vi) without duplication, all Guarantees of such Unconsolidated Affiliate with respect to outstanding Indebtedness of the types specified in clauses (i) through (v) above of Persons other than such Unconsolidated Affiliate, and (vii) all Indebtedness of such Unconsolidated Affiliate of the types referred to in clauses (i) through (vi) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Unconsolidated Affiliate is a general partner or joint venturer, multiplied by (b) the respective Unconsolidated Affiliate Interest of each Consolidated Party in such Unconsolidated Affiliate.
“Unconsolidated Affiliate Interest” means the percentage of the Equity Interests owned by a Consolidated Party in an Unconsolidated Affiliate accounted for pursuant to the equity method of accounting under GAAP.
“Unencumbered Asset Value” means, as of any date of determination, the Operating Property Value of all Unencumbered Borrowing Base Properties (other than Development/Redevelopment Properties).
“Unencumbered Borrowing Base Entity” means, as of any date of determination, any Person that owns (or leases as ground lessee pursuant to an Eligible Ground Lease) an Unencumbered Borrowing Base Property.
“Unencumbered Borrowing Base Properties” means, as of any date, a collective reference to each Real Property listed in the most recent Compliance Certificate delivered by the Borrower hereunder that meets the following criteria:
(i)    such Real Property is, or is expected to be, a “luxury”, “upper upscale”, or “upscale” full or select service hotel located in the United States;
(ii)    such Real Property is wholly-owned, directly or indirectly, by the Borrower, a Subsidiary of the Borrower or a 1031 Property Holder in fee simple or ground leased pursuant to an Eligible Ground Lease (and such Real Property, whether owned in fee simple by the Borrower, a Subsidiary of the Borrower or a 1031 Property Holder or ground leased pursuant to an Eligible Ground Lease, is leased to the applicable TRS);
(iii)    if such Real Property is owned or ground leased pursuant to an Eligible Ground Lease by a Subsidiary of the Borrower, then (A) such Subsidiary is a Guarantor (unless such Subsidiary has been released as, or is not required to be, a Guarantor pursuant to the terms of Section 6.13), (B) the Borrower directly or indirectly owns at least 90% of the issued and outstanding Equity Interests of such Subsidiary, and (C) such Subsidiary is controlled exclusively by the Borrower and/or one or more Wholly Owned Subsidiaries of the Borrower (including control over operating activities of such Subsidiary and the ability of such Subsidiary to dispose of, grant Liens in, or otherwise encumber assets, incur, repay and prepay Indebtedness, provide Guarantees and make Restricted Payments, in each case without any requirement for the consent of any other Person);

(iv)    such Real Property is free of any Liens (other than Permitted Liens of the types described in Sections 7.01(a), (b), (c), (d), (e), (g), (h), and (k)) or Negative Pledges;
(v)    such Real Property is free of all material title defects;
(vi)    if such Real Property is subject to an Eligible Ground Lease, then there is no default by the lessee under the Eligible Ground Lease and such Eligible Ground Lease is in full force and effect;
(vii)    such Real Property is free of all material structural defects;
(viii)    such Real Property complies in all material respects with all applicable Environmental Laws and is not subject to any material Environmental Liabilities;
(ix)    neither all nor any material portion of such Real Property is subject to any proceeding for the condemnation, seizure or appropriation thereof, nor the subject of negotiations for sale in lieu thereof;
(x)    such Real Property has not otherwise been removed as an “Unencumbered Borrowing Base Property” pursuant to the provisions of this Agreement;
(xi)    if such Real Property is owned by a Subsidiary of the Borrower or a 1031 Property Holder, then such entity shall not have or incur any Indebtedness (other than under the Facilities and other Unsecured Indebtedness permitted under the Loan Documents);
(xii)    if such Real Property is owned by a 1031 Property Holder, then (A) such 1031 Property Holder is a Guarantor (unless such 1031 Property Holder has been released as, or is not required to be, a Guarantor pursuant to the terms of Section 6.13) and (B) the Borrower or a Guarantor shall have the unilateral right to require and cause fee simple title to such Real Property to held by the Borrower or a Subsidiary of the Borrower that is a Guarantor; and
(xiii)    the Borrower has executed and delivered to the Administrative Agent all documents and taken all actions reasonably required by the Administrative Agent to confirm the rights created or intended to be created under the Loan Documents and the Administrative Agent has received all other evidence and information that it may reasonably require;
provided that, if any Real Property does not meet all of the foregoing criteria, then, upon the request of the Borrower, such Real Property may be included as an “Unencumbered Borrowing Base Property” with the written consent of the Required Lenders.
“United States” and “U.S.” mean the United States of America.
“Unreimbursed Amount” has the meaning specified in Section 2.03(f).
“Unrestricted Cash” means as of any date of determination, all cash of the Borrower on such date that (a) does not appear (or would not be required to appear) as “restricted” on a balance sheet of the Borrower, (b) is not subject to a Lien in favor of any Person other than Liens securing the Obligations and the Specified Debt on a pari passu basis and statutory Liens in favor of any depositary bank where such cash is maintained, (c) does not consist of or constitute “deposits” or sums legally held by the Borrower in trust for another Person, (d) is not subject to any contractual restriction or obligation regarding the payment thereof for a particular purpose (including insurance proceeds that are required to be used in connection with the repair, restoration or replacement of any property of the Borrower), and (e) is otherwise generally available for use by the Borrower.
“Unsecured Indebtedness” means all Indebtedness which is not Secured Debt.
“Unsecured Interest Charges” means, as of any date of determination, Consolidated Interest Charges on the Unsecured Indebtedness for the most recently ended Calculation Period.
“Unsecured Leverage Increase Period” has the meaning specified in Section 7.11(g).
“US Bank Lessee Line of Credit” means the facility evidenced by that certain Sixth Amended and Restated Revolving Credit Note, dated as of the date hereof, among Pebblebrook Hotel Lessee, as maker, and U.S. Bank National Association, as payee (as the same may be amended, restated, modified or supplemented from time to time).
“U.S. Government Securities Business Day” means any day, except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.
“U.S. Special Resolution Regimes” has the meaning specified in Section 10.23.
“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(f)(ii)(B)(3).
“Wholly Owned Subsidiary” means, with respect to any direct or indirect Subsidiary of any Person, that 100% of the Equity Interests with ordinary voting power issued by such Subsidiary (other than directors’ qualifying shares and investments by foreign nationals mandated by Applicable Laws) is beneficially owned, directly or indirectly, by such Person.
“Withholding Agent” means the Borrower and the Administrative Agent.
“Write Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write down and conversion powers of such EEA Resolution Authority from time to time under the Bail In Legislation for the applicable EEA Member Country, which write down and conversion powers are described in the EU Bail In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
1.02Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a)The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law, rule or regulation shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
(b)In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
(c)Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
(d)Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).
1.03Accounting Terms.
(a)Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.
(b)Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. In addition, all leases of the Borrower and its Subsidiaries (whether of real or personal property) that are not or would not have been characterized as capital leases in accordance with GAAP as in effect prior to giving effect to Accounting Standards Update No. 2016-02, Leases (Topic 842) (whether or not such leases were in effect on such date) shall not be accounted for as capital leases for purposes of the Loan Documents regardless of any change in GAAP (including as a result of Accounting Standards Update No. 2016-02, Leases (Topic 842)) following such date that would otherwise require such leases to be recharacterized as capital leases.
(c)Financial Covenant Calculation Conventions. Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of all calculations made under the financial covenants set forth in Section 7.11 (including without limitation for purposes of the definitions of “Pro Forma Basis” set forth in Section 1.01), (i) after consummation of any Disposition or removal of an Unencumbered Borrowing Base Property pursuant to Section 1.07 (A) income statement items (whether income or expense) and capital expenditures attributable to the property disposed of or removed shall, to the extent not otherwise excluded in such income statement items for the Consolidated Parties in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01, be excluded as of the first day of the applicable period and (B) Indebtedness which is retired shall be excluded and deemed to have been retired as of the first day of the applicable period and (ii) after consummation of any acquisition (A) income statement items (whether positive or negative) and capital expenditures attributable to the Person or property acquired shall, to the extent not otherwise included in such income statement items for the Consolidated Parties in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01, be included to the extent relating to any period applicable in such calculations, (B) to the extent not retired in connection with such acquisition, Indebtedness of the Person or property acquired shall be deemed to have been incurred as of the first day of the applicable period, (iii) in connection with any incurrence of Indebtedness, any Indebtedness which is retired in connection with such incurrence shall be excluded and deemed to have been retired as of the first day of the applicable period and (iv) pro forma adjustments may be included to the extent that such adjustments would give effect to items that are (1) directly attributable to the relevant transaction, (2) expected to have a continuing impact on the Consolidated Parties and (3) factually supportable (in the opinion of the Administrative Agent).
(d)Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of the Borrower and its Subsidiaries or to the determination of any amount for the Borrower and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Borrower is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein.
1.04Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
1.05Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).
1.06Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of

Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

1.07Addition/Removal of Unencumbered Borrowing Base Properties.
(a)The Unencumbered Borrowing Base Properties and the Eligible Ground Leases as of the Closing Date are listed on Schedule 5.23.
(b)The Borrower may from time to time add an additional Real Property as an Unencumbered Borrowing Base Property in a Compliance Certificate delivered to the Administrative Agent in accordance with the terms of Section 6.03(e); provided that no Real Property shall be included as an Unencumbered Borrowing Base Property in any Compliance Certificate delivered to the Administrative Agent or in any calculation of any of the components of the financial covenants set forth in Section 7.11 that refer to “Unencumbered Borrowing Base Properties” unless such Real Property satisfies the eligibility criteria set forth in the definition of “Unencumbered Borrowing Base Property.”
(c)Notwithstanding anything contained herein to the contrary, to the extent any property previously-qualifying as an Unencumbered Borrowing Base Property ceases to meet the criteria for qualification as such, such property shall be immediately removed from all financial covenant related calculations contained herein. Any such property shall immediately cease to be an “Unencumbered Borrowing Base Property” hereunder and the Borrower shall provide a Compliance Certificate to the Administrative Agent in accordance with the terms of Section 6.03(e) removing such Real Property from the list of Unencumbered Borrowing Base Properties.
(d)The Loan Parties may voluntarily remove any Unencumbered Borrowing Base Property from qualification as such (but only in connection with a proposed financing, sale or other Disposition otherwise permitted hereunder) by deleting such Unencumbered Borrowing Base Property in a Compliance Certificate delivered to the Administrative Agent in accordance with the terms of Section 6.03(e), if, and to the extent: (i) the Loan Parties shall, immediately following such removal, be in compliance (on a Pro Forma Basis) with all of the covenants contained in Section 7 of this Agreement and (ii) no Default exists or would result therefrom. So long as no Default exists or would result therefrom, the Administrative Agent shall release any Subsidiary that owns any Unencumbered Borrowing Base Property that is being removed pursuant to this clause (d) from its obligations (accrued or unaccrued) under Section 11 and the Administrative Agent shall promptly, and in any event within five (5) Business Days, execute a Release of Guarantor in the form of Exhibit G attached hereto if such Subsidiary becomes a Non-Guarantor Subsidiary in connection with such removal or will become a Non-Guarantor Subsidiary within ten (10) Business Days of such removal.
1.08Interest Rates; Licensing. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. By agreeing to make Loans under this Agreement, each Lender is confirming it has all licenses, permits and approvals necessary for use of the reference rates referred to herein and it will comply, preserve, renew and keep in full force and effect such licenses, permits and approvals.

2.THE COMMITMENTS AND CREDIT EXTENSIONS.
2.01The Loans.
(a)The ~~2024~~ Term Loan A-1 Borrowings. Subject to the terms and conditions set forth herein, each ~~2024~~ Term Loan A-1 Lender severally agrees to make a single loan to the Borrower on the Closing Date in an amount not to exceed such ~~2024~~ Term Loan A-1 Lender’s Applicable Percentage of the ~~2024~~ Term Loan A-1 Facility. The ~~2024~~ Term Loan A-1 Borrowings shall consist of ~~2024~~ Term Loan A-1 Loans made simultaneously by the ~~2024~~ Term Loan A-1 Lenders in accordance with their respective Applicable Percentage of the ~~2024~~ Term Loan A-1 Facility. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. ~~2024~~ Term Loan A-1 Loans may be either Term SOFR Rate Loans or Daily SOFR Rate Loans, except as further provided herein. As of the Fourth Amendment Effective Date, the Outstanding Amount of all Term Loan A-1 Loans is $356,652,173.91.
(b)The ~~2025~~ Term Loan A-2 Borrowings. Subject to the terms and conditions set forth herein, each ~~2025~~ Term Loan A-2 Lender severally agrees to make a single loan to the Borrower on the Closing Date in an amount not to exceed such ~~2025~~ Term Loan A-2 Lender’s Applicable Percentage of the ~~2025~~ Term Loan A-2 Facility. The ~~2025~~ Term Loan A-2 Borrowings shall consist of ~~2025~~ Term Loan A-2 Loans made simultaneously by the ~~2025~~ Term Loan A-2 Lenders in accordance with their respective Applicable Percentage of the ~~2025~~ Term Loan A-2 Facility. Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed. ~~2025~~ Term Loan A-2 Loans may be either Term SOFR Rate Loans or Daily SOFR Rate Loans, except as further provided herein. As of the Fourth Amendment Effective Date, the Outstanding Amount of all Term Loan A-2 Loans is $185,217,391.30.
(c)The ~~2027~~ Term Loan A-3 Borrowings. Subject to the terms and conditions set forth herein, each ~~2027~~ Term Loan A-3 Lender severally agrees to make ~~a single loan~~loans to the Borrower ~~on the Closing Date in an~~in up to five (5) advances on any Business Day during the Availability Period with respect to the Term Loan A-3 Facility in an aggregate amount not to exceed such ~~2027~~ Term Loan A-3 Lender’s Applicable Percentage of the ~~2027~~ Term ~~Facility. The 2027 Term~~Loan A-3 Facility; provided that (i) the initial Term Loan A-3 Loan shall be made on the Fourth Amendment Effective Date and shall not be less than $360,000,000 and (ii) each Term Loan A-3 Loan after the Fourth Amendment Effective Date (if any) shall not be less than $5,000,000 (or, if less, the unused Term Loan A-3 Commitments). The Term Loan A-3 Borrowings shall consist of ~~2027~~ Term Loan A-3 Loans made simultaneously by the ~~2027~~ Term Loan A-3 Lenders in accordance with their respective Applicable Percentage of the ~~2027~~ Term Loan A-3 Facility. Amounts borrowed under this Section 2.01(c) and repaid or prepaid may not be reborrowed. ~~2027~~ Term Loan A-3 Loans may be either Term SOFR Rate Loans or Daily SOFR Rate Loans, except as further provided herein.
(d)The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to the Borrower from time to time, on any Business Day during the Availability Period with respect to the Revolving Credit Facility, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided, however, that after giving effect to any Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations shall not exceed such Revolving Credit Lender’s Revolving Credit

Commitment. Within the limits of each Revolving Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(d), prepay under Section 2.04, and reborrow under this Section 2.01(d). Revolving Credit Loans may be either Term SOFR Rate Loans or Daily SOFR Rate Loans, except as further provided herein.
2.02Borrowings, Conversions and Continuations of Loans.
(a)Each Borrowing, each conversion of Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by (x) telephone or (y) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (i) on the date of the request for any Borrowing of Daily SOFR Rate Loans and (ii) three (3) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Rate Loans or conversion of Term SOFR Rate Loans to Daily SOFR Rate Loans. Each Borrowing of, conversion to or continuation of Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Unless otherwise specified herein, each Borrowing of or conversion from Term SOFR Rate Loans may not be made other than at the end of the corresponding Interest Period. Each Loan Notice shall specify (i) whether the Borrower is requesting a ~~2024~~ Term Loan A-1 Borrowing, a ~~2025~~ Term Loan A-2 Borrowing, a ~~2027~~ Term Loan A-3 Borrowing, a Revolving Credit Borrowing, a conversion of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of either Term SOFR Rate Loans or Daily SOFR Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Term Loans or Revolving Credit Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan or Term SOFR in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation of a Term SOFR Rate Loan, then the applicable Loans shall be made as, or converted to, Term SOFR Rate Loans having an Interest Period of one (1) month. Any such automatic conversion to Daily SOFR Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Loans. If the Borrower requests a Term SOFR Rate Loan, or a conversion to or continuation of Term SOFR Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.
(b)Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage under the applicable Facility of the applicable Term Loans or Revolving Credit Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Daily SOFR Rate Loans described in the preceding subsection. In the case of a ~~2024~~ Term Loan A-1 Borrowing, a ~~2025~~ Term Loan A-2 Borrowing, a ~~2027~~ Term Loan A-3 Borrowing or a Revolving Credit Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date the Loan Notice with respect to a Revolving Credit Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Revolving Credit Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above.

(c)Except as otherwise provided herein, a Term SOFR Rate Loan may be continued or converted only on the last day of an Interest Period for such Term SOFR Rate Loan.
(d)The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Term SOFR Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change.
(e)Without limitation of any other conditions herein, a Borrowing or continuation of or conversion to Term SOFR Rate Loans shall not be permitted if:
(i)an Event of Default or a Default has occurred and is continuing and has not been waived by the Required Lenders or all Lenders, as applicable;
(ii)after giving effect to the requested Borrowing or continuation of or conversion to Term SOFR Rate Loans under the applicable Facility, the sum of all Borrowings under such Facility would exceed the Commitments under the applicable Facility;
(iii)After giving effect to (A) all ~~2024~~ Term Loan A-1 Borrowings, all ~~2025~~ Term Loan A-2 Borrowings, all ~~2027~~ Term Loan A-3 Borrowings, all conversions of Term Loans from one Type to the other, and all continuations of Term Loans as the same Type, and (B) all Revolving Credit Borrowings, all conversions of Revolving Credit Loans from one Type to the other, and all continuations of Revolving Credit Loans as the same Type, there shall not be more than eight (8) Interest Periods in effect in the aggregate with respect to the Term Facilities and the Revolving Credit Facility;
(iv)the requested interest period does not conform to the definition of Interest Period herein; or
(v)any of the circumstances referred to in Section 3.03 hereof shall apply with respect to the requested Borrowing or continuation of or conversion to Term SOFR Rate Loans.
(f)The Borrower may not request an advance of, or conversion to, Base Rate Loans unless Daily Simple SOFR Loans and Term SOFR Rate Loans are unavailable, as further provided herein.
(g)Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent, and such Lender.
(h)With respect to Daily Simple SOFR and Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.
2.03Letters of Credit.

(a)General. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, the Borrower may request the L/C Issuer, in reliance on the agreements of the Revolving Credit Lenders set forth in this Section 2.03, to issue, at any time and from time to time during the Availability Period with respect to the Revolving Credit Facility, Letters of Credit denominated in Dollars for its own account or the account of any of its Subsidiaries in such form as is acceptable to the Administrative Agent and the L/C Issuer in its reasonable determination. Letters of Credit issued hereunder shall constitute utilization of the Revolving Credit Commitments.
(b)Notice of Issuance, Amendment, Extension, Reinstatement or Renewal. To request the issuance of a Letter of Credit (or the amendment of the terms and conditions, extension of the terms and conditions, extension of the expiration date, or reinstatement of amounts paid, or renewal of an outstanding Letter of Credit), the Borrower shall deliver (or transmit by electronic communication, if arrangements for doing so have been approved by the L/C Issuer) to the L/C Issuer and to the Administrative Agent not later than 11:00 a.m. at least two (2) Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, extended, reinstated or renewed, and specifying the date of issuance, amendment, extension, reinstatement or renewal (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with clause (d) of this Section 2.03), the amount of such Letter of Credit, the name and address of the beneficiary thereof, the purpose and nature of the requested Letter of Credit and such other information as shall be necessary to prepare, amend, extend, reinstate or renew such Letter of Credit. If requested by the L/C Issuer, the Borrower also shall submit a Letter of Credit Application in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of Letter of Credit Application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the L/C Issuer relating to any Letter of Credit, the terms and conditions of this Agreement shall control.
If the Borrower so requests in any applicable Letter of Credit Application (or the amendment of an outstanding Letter of Credit), the L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit shall permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon by the Borrower and the L/C Issuer at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiration date not later than the date permitted pursuant to Section 2.03(d); provided, that the L/C Issuer shall not (i) permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its extended form under the terms hereof (except that the expiration date may be extended to a date that is no more than one year from the then-current expiration date) or (B) it has received notice (which may be in writing or by telephone (if promptly confirmed in writing)) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date from the Administrative Agent that the Required Revolving Lenders have elected not to permit such extension or (ii) be obligated to permit such extension if it has received notice (which may be in writing or by telephone (if promptly confirmed in writing)) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date from the Administrative Agent, any Revolving Credit Lender or the

Borrower that one or more of the applicable conditions set forth in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.
(c)Limitations on Amounts, Issuance and Amendment. A Letter of Credit shall be issued, amended, extended, reinstated or renewed only if (and upon issuance, amendment, extension, reinstatement or renewal of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, extension, reinstatement or renewal (i) the aggregate L/C Obligations shall not exceed the Letter of Credit Sublimit, (ii) the Revolving Credit Exposure of any Revolving Credit Lender shall not exceed its Revolving Credit Commitment and (iii) the total Revolving Credit Exposures shall not exceed the Revolving Credit Facility.
(i)The L/C Issuer shall not be under any obligation to issue any Letter of Credit if:
(A)any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing the Letter of Credit, or any Applicable Laws applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon the L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;
(B)the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally;
(C)except as otherwise agreed by the Administrative Agent and the L/C Issuer, the Letter of Credit is in an initial stated amount less than $500,000;
(D)any Revolving Credit Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Borrower or such Revolving Credit Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.16(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or
(E)the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder.
(ii)The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit.
(d)Expiration Date. Each Letter of Credit shall have a stated expiration date no later than the earlier of (i) the date twelve (12) months after the date of the issuance of such Letter of Credit (or, in the case of any extension of the expiration date thereof, whether automatic or by amendment, twelve (12) months after the then current expiration date of such Letter of Credit) unless the Required Revolving Credit Lenders have approved such other expiration date and

(ii) the Letter of Credit Expiration Date, unless all Revolving Credit Lenders have approved such other expiration date.
(e)Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount or extending the expiration date thereof), and without any further action on the part of the L/C Issuer or the Revolving Credit Lenders, the L/C Issuer hereby grants to each Revolving Credit Lender, and each Revolving Credit Lender hereby acquires from the L/C Issuer, a participation in such Letter of Credit equal to such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this clause (e) in respect of Letters of Credit is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including any amendment, extension, reinstatement or renewal of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Credit Commitments.
In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely, unconditionally and irrevocably agrees to pay to the Administrative Agent, for account of the L/C Issuer, such Revolving Credit Lender’s Applicable Revolving Credit Percentage of each L/C Disbursement made by the L/C Issuer not later than 1:00 p.m. on the Business Day specified in the notice provided by the Administrative Agent to the Revolving Credit Lenders pursuant to Section 2.03(f) until such L/C Disbursement is reimbursed by the Borrower or at any time after any reimbursement payment is required to be refunded to the Borrower for any reason, including after the Revolving Maturity Date. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.02 with respect to Revolving Credit Loans made by such Revolving Credit Lender (and Section 2.02 shall apply, mutatis mutandis, to the payment obligations of the Revolving Credit Lenders), and the Administrative Agent shall promptly pay to the L/C Issuer the amounts so received by it from the Revolving Credit Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to Section 2.03(f), the Administrative Agent shall distribute such payment to the L/C Issuer or, to the extent that the Revolving Credit Lenders have made payments pursuant to this clause (e) to reimburse the L/C Issuer, then to such Revolving Credit Lenders and the L/C Issuer as their interests may appear. Any payment made by a Revolving Credit Lender pursuant to this clause (e) to reimburse the L/C Issuer for any L/C Disbursement shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such L/C Disbursement.
Each Revolving Credit Lender further acknowledges and agrees that its participation in each Letter of Credit will be automatically adjusted to reflect such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the aggregate amount available to be drawn under such Letter of Credit at each time such Revolving Credit Lender’s Revolving Credit Commitment is amended pursuant to the operation of Section 2.13 or Section  2.14, as a result of an assignment in accordance with Section 10.06 or otherwise pursuant to this Agreement.
If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.03(e), then, without limiting the other provisions of this Agreement, the L/C Issuer shall be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Credit Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this clause shall be conclusive absent manifest error.
(f)Reimbursement. If the L/C Issuer shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower shall reimburse the L/C Issuer in respect of such L/C Disbursement by paying to the Administrative Agent an amount equal to such L/C Disbursement not later than 12:00 noon on (i) the Business Day that the Borrower receives notice of such L/C Disbursement, if such notice is received prior to 10:00 a.m. or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time, provided that, if such L/C Disbursement is not less than $1,000,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.02 that such payment be financed with a Revolving Credit Borrowing of Daily SOFR Rate Loans in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Revolving Credit Borrowing of Daily SOFR Rate Loans, as applicable. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Credit Lender of the applicable L/C Disbursement, the payment then due from the Borrower in respect thereof (the “Unreimbursed Amount”) and such Revolving Credit Lender’s Applicable Revolving Credit Percentage thereof. In such event, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of Daily SOFR Rate Loans to be disbursed on the date of payment by the L/C Issuer under a Letter of Credit in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Daily SOFR Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(f) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. Notwithstanding the foregoing, any L/C Disbursement in respect of a Letter of Credit made by the L/C Issuer after the Revolving Maturity Date shall be due and payable by the Borrower on demand.
(g)Obligations Absolute. The Borrower’s obligation to reimburse L/C Disbursements as provided in clause (f) of this Section 2.03 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of:
(i)any lack of validity or enforceability of this Agreement, any other Loan Document or any Letter of Credit, or any term or provision herein or therein;
(ii)the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii)any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement in such draft or other document being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv)waiver by the L/C Issuer of any requirement that exists for the L/C Issuer’s protection and not the protection of the Borrower or any waiver by the L/C Issuer which does not in fact materially prejudice the Borrower;
(v)honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;
(vi)any payment made by the L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable;
(vii)any payment by the L/C Issuer under a Letter of Credit against presentation of a draft or other document that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or
(viii)any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.03, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder.
The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived, to the extent permitted by Applicable Laws, any such claim against the L/C Issuer and its correspondents with respect to any particular Letter of Credit unless such notice is given as aforesaid.
None of the Administrative Agent, the Revolving Credit Lenders, the L/C Issuer, or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the L/C Issuer or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the L/C Issuer; provided that the foregoing shall not be construed to excuse the L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by Applicable Law) suffered by the Borrower that are caused by the L/C Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the L/C Issuer (as finally determined by a court of competent jurisdiction), the L/C Issuer shall be deemed to have exercised care in each such determination, and that:
(i)the L/C Issuer may replace a purportedly lost, stolen, or destroyed original Letter of Credit or missing amendment thereto with a certified true copy marked as such or waive a requirement for its presentation;

(ii)the L/C Issuer may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit and without regard to any non-documentary condition in such Letter of Credit;
(iii)the L/C Issuer shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and
(iv)this sentence shall establish the standard of care to be exercised by the L/C Issuer when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by Applicable Law, any standard of care inconsistent with the foregoing).
Without limiting the foregoing, none of the Administrative Agent, the Revolving Credit Lenders, the L/C Issuer, or any of their Related Parties shall have any liability or responsibility by reason of (i) any presentation that includes forged or fraudulent documents or that is otherwise affected by the fraudulent, bad faith, or illegal conduct of the beneficiary or other Person, (ii) the L/C Issuer declining to take-up documents and make payment (A) against documents that are fraudulent, forged, or for other reasons by which that it is entitled not to honor or (B) following the Borrower’s waiver of discrepancies with respect to such documents or request for honor of such documents or (iii) the L/C Issuer retaining proceeds of a Letter of Credit based on an apparently applicable attachment order, blocking regulation, or third-party claim notified to the L/C Issuer.
(h)Applicability of ISP and UCP; Limitation of Liability. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued by it (including any such agreement applicable to any Existing Letters of Credit), the rules of the ISP shall apply to each standby Letter of Credit. Notwithstanding the foregoing, the L/C Issuer shall not be responsible to the Borrower for, and the L/C Issuer’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of the L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where the L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.
(i)The L/C Issuer shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Section 9 with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Section 9 included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.
(j)Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Margin times the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. Letter of Credit Fees shall be (i) due and payable on the fifth Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Revolving Maturity Date, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Margin during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Revolving Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.
(k)Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account, quarterly, in arrears, a fronting fee for each Letter of Credit equal to the greater of (i) $1,500 and (ii) 12.5 basis points (0.125%) times the maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect with respect to such Letter of Credit). Such fronting fee shall be due and payable on the fifth Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Revolving Maturity Date, on the Letter of Credit Expiration Date and thereafter on demand. For the purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. In addition to the foregoing, the Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
(l)Disbursement Procedures. The L/C Issuer for any Letter of Credit shall, within the time allowed by Applicable Laws or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. The L/C Issuer shall promptly after such examination notify the Administrative Agent and the Borrower in writing of such demand for payment if the L/C Issuer has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the L/C Issuer and the Revolving Credit Lenders with respect to any such L/C Disbursement.
(m)Interim Interest. If the L/C Issuer for any Letter of Credit shall make any L/C Disbursement, then, unless the Borrower shall reimburse such L/C Disbursement in full on the date such L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such L/C Disbursement is made to but excluding the date that the Borrower reimburses such L/C Disbursement, at the rate per annum then applicable to Daily SOFR Rate Loans; provided that if the Borrower fails to reimburse such L/C Disbursement when due pursuant to clause (f) of this Section 2.03, then Section 2.07(b) shall apply. Interest accrued pursuant to this clause (m) shall be for account of the L/C Issuer, except that interest accrued on and after the date of payment by any Revolving Credit Lender pursuant to clause (f) of this Section 2.03 to reimburse the L/C Issuer shall be for account of such Revolving Credit Lender to the extent of such payment.
(n)Replacement of the L/C Issuer. The L/C Issuer may be replaced at any time by written agreement between the Borrower, the Administrative Agent, the replaced L/C Issuer and the successor L/C Issuer. The Administrative Agent shall notify the Revolving Credit Lenders of any such replacement of the L/C Issuer. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer pursuant to Section 2.03(j) From and after the effective date of any such replacement, (i) the successor L/C Issuer shall have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term “L/C Issuer” shall be deemed to include such successor or any previous L/C Issuer, or such successor and all previous L/C Issuer, as the context shall require. After the replacement of the L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
(o)Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Revolving Lenders (or, if the maturity of the Revolving Credit Loans has been accelerated, Revolving Credit Lenders with L/C Obligations representing at least 66-2/3% of the total L/C Obligations) demanding the deposit of cash collateral pursuant to this clause (o), the Borrower shall immediately deposit into an account established and maintained on the books and records of the Administrative Agent (the “Collateral Account”) an amount in cash equal to the Minimum Collateral Amount; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (f) of Section 8.01. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. In addition, and without limiting the foregoing or clause (d) of this Section 2.03, (i) if any L/C Obligations remain outstanding after the expiration date specified in said clause (d), the Borrower shall immediately deposit into the Collateral Account an amount in cash equal to the Minimum Collateral Amount and (ii) the Borrower shall Cash Collateralize in an amount equal to the Minimum Collateral Amount each Letter of Credit that has an expiration date beyond the Revolving Maturity Date at least thirty (30) days prior to the Revolving Maturity Date.
(p)The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in the Collateral Account. Moneys in the Collateral Account shall be applied by the Administrative Agent to reimburse the L/C Issuer for L/C Disbursements for which it has not been reimbursed, together with related fees, costs, and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Obligations at such time or, if the maturity of the Revolving Credit Loans has been accelerated (but subject to the consent of Revolving Credit Lenders with L/C Obligations representing 66-2/3% of the total L/C Obligations), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Events of Default have been cured or waived.
(q)Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
(r)Letters of Credit Issued for Loan Parties Other than the Borrower and for Subsidiaries of the Borrower. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, any Subsidiary of the Borrower or a Loan Party (other than the Borrower), the Borrower shall be obligated to reimburse, indemnify and compensate the L/C Issuer hereunder for any and all drawings under such Letter of Credit as if such Letter of Credit had been issued solely for the account of the Borrower. The Borrower irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Loan Party or Subsidiary in respect of such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of the Loan Parties or any Subsidiary of the Borrower inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Loan Parties and such Subsidiaries.

2.04Prepayments.
(a)The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Term Loans and Revolving Credit Loans in whole or in part without premium or penalty; provided that (i) such notice must be in a form reasonably acceptable to the Administrative Agent and be received by the Administrative Agent not later than 11:00 a.m. (A) three (3) Business Days prior to any date of prepayment of Term SOFR Rate Loans and (B) on the date of prepayment of Daily SOFR Rate Loans or Base Rate Loans; (ii) any prepayment of Term SOFR Rate Loans or Daily SOFR Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Term SOFR Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Loan shall be accompanied by all accrued interest on the amount prepaid, together with, in the case of any Term SOFR Rate Loans, any additional amounts required pursuant to Section 3.05. Subject to Section 2.16, each such prepayment shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities.
(b)If for any reason the Total Revolving Credit Outstandings at any time exceed the Revolving Credit Facility at such time, then the Borrower shall immediately prepay the Revolving Credit Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations (other than the L/C Borrowings) in an aggregate amount equal to such excess; provided, however, that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.04(b) unless after the prepayment in full of the Revolving Credit Loans the Total Revolving Credit Outstandings exceed the Revolving Credit Facility at such time.
2.05 Termination or Reduction of Commitments.
(a)Optional.
~~(i)(a) Optional.~~ The Borrower may, upon notice to the Administrative Agent, terminate the Revolving Credit Facility or the Letter of Credit Sublimit, or from time to time permanently reduce the Revolving Credit Facility or the Letter of Credit Sublimit; provided that (~~i~~A) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five (5) Business Days prior to the date of termination or reduction, (~~ii~~B) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof and (~~iii~~C) the Borrower shall not terminate or reduce (~~A~~I) the Revolving Credit Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Credit Outstandings would exceed the Revolving Credit Facility, or (~~B~~II) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit.
~~(b) Mandatory.~~
~~(i) The aggregate 2024 Term Commitments, the 2025 Term Commitments and the 2027 Term Commitments shall be automatically and permanently reduced to zero (0) on the date of borrowing of the Term Loans pursuant to Section 2.01(a), Section 2.01(b) and Section 2.01(c) on the Closing Date.~~

~~(ii) If, after giving effect to any reduction of the Revolving Credit Commitments, the Letter of Credit Sublimit exceeds the amount of the Revolving Credit Facility, the Letter of Credit Sublimit shall be automatically reduced by the amount of such excess.~~
~~(c) Application of Commitment Reductions; Payment of Fees.~~  The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit or the Revolving Credit Commitments under this Section 2.05(a)(i). Upon any reduction of the Revolving Credit Facility, the Revolving Credit Commitment of each Revolving Credit Lender shall be reduced by such Revolving Credit Lender’s Applicable Revolving Credit Percentage of such reduction amount. All fees in respect of the Revolving Credit Facility accrued until the effective date of any termination of the Revolving Credit Facility shall be paid on the effective date of such termination.
(ii)Prior to the expiration of the Availability Period with respect to the Term Loan A-3 Facility, the Borrower may, upon notice to the Administrative Agent, terminate or permanently reduce the Term Loan A-3 Commitments; provided that (A) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five (5) Business Days prior to the date of termination or reduction, and (B) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof or, if less, the remaining Term Loan A-3 Commitments. The Administrative Agent will promptly notify the Term Loan A-3 Lenders of any termination or reduction of the Term Loan A-3 Commitments under this Section 2.05(a)(ii). Upon any termination or reduction of the Term Loan A-3 Facility, the Term Loan A-3 Commitment of each Term Loan A-3 Lender shall be reduced by such Term Loan A-3 Lender’s Applicable Percentage with respect to the Term Loan A-3 Facility of such reduction amount. All unpaid fees, including the Ticking Fee, accrued until the effective date of any termination of the Term Loan A-3 Commitments shall be paid on the effective date of such termination or reduction.
(b)Mandatory.
(i)The aggregate Term Loan A-1 Commitments and the Term Loan A-2 Commitments shall be automatically and permanently reduced to zero (0) on the date of borrowing of the Term Loan A-1 Loans and Term Loan A-2 Loans pursuant to Section 2.01(a) and Section 2.01(b), respectively.
(ii)The aggregate Term Loan A-3 Commitments shall be automatically and permanently reduced (A) on the date of each Term Loan A-3 Loan pursuant to Section 2.01(c) in an amount equal to the aggregate principal amount of all Term Loan A-3 Loans made on such date, and (B) to $0 on the last day of the Availability Period with respect to the Term Loan A-3 Facility.
(iii)If, after giving effect to any reduction of the Revolving Credit Commitments, the Letter of Credit Sublimit exceeds the amount of the Revolving Credit Facility, the Letter of Credit Sublimit shall be automatically reduced by the amount of such excess.
2.06Repayment of Loans.
(a)~~2024~~ Term Loan A-1 Loans. The Borrower shall repay to the ~~2024 Term Lenders on each applicable 2024~~ Term Loan A-1 Lenders on the Term Loan A-1 Maturity Date the aggregate principal amount of all ~~2024~~ Term Loan A-1 Loans outstanding ~~and maturing~~ on such date.

(b)~~2025~~ Term Loan A-2 Loans. The Borrower shall repay to the ~~2025 Term Lenders on each applicable 2025~~ Term Loan A-2 Lenders on the Term Loan A-2 Maturity Date the aggregate principal amount of all ~~2025~~ Term Loan A-2 Loans outstanding ~~and maturing~~ on such date.
(c)~~2027~~ Term Loan A-3 Loans. The Borrower shall repay to the ~~2027~~ Term Loan A-3 Lenders on the ~~2027~~ Term Loan A-3 Maturity Date the aggregate principal amount of all ~~2027~~ Term Loan A-3 Loans outstanding on such date.
(d)Revolving Credit Loans. The Borrower shall repay the applicable Revolving Credit Lenders on each applicable Revolving Maturity Date the aggregate principal amount of all Revolving Credit Loans outstanding and maturing on such date.
2.07Interest.
(a)Subject to the provisions of subsection (b) below, (i) each Daily SOFR Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to Daily Simple SOFR plus the Applicable Margin for SOFR Loans for such Facility; (ii) each Term SOFR Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period from the applicable borrowing date at a rate per annum equal to the Term SOFR for such Interest Period plus the Applicable Margin for SOFR Loans for such Facility; and (ii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin for Base Rate Loans for such Facility.
(b)(i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws.
(ii)If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws.
(iii)Upon the request of the Required Lenders, while any Event of Default exists, the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws.
(iv)Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.
(c)Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
2.08Fees. In addition to certain fees described in subsections (j) and (k) of Section 2.03:
(a)Revolving Unused Fees. The Borrower shall, for each day during the term of this Agreement (i) on which there exist any Revolving Credit Commitments and (ii) that the Applicable Margin is determined pursuant to clause (a) of the definition of Applicable Margin, pay to the Administrative Agent for the account of each Revolving Credit Lender holding a

Revolving Credit Commitment (in accordance with such Lender’s Applicable Revolving Credit Percentage thereof), an unused fee (the “Revolving Unused Fee”) equal to the Revolving Unused Rate times the actual daily amount by which the Revolving Credit Facility exceeds the Outstanding Amount of Revolving Credit Loans as of such date, subject to adjustment as provided in Section 2.16. The Revolving Unused Fee shall accrue at all times during the term of this Agreement at which there exist any Revolving Credit Commitments, including at any time during which one or more of the conditions in Section 5 is not met. The Revolving Unused Fee shall be calculated for each calendar quarter in arrears, based on the applicable daily Revolving Unused Rate during each day of such calendar quarter or portion thereof and shall be due and payable on the fifth day of each January, April, July and October (or the next succeeding Business Day if such day is not a Business Day), commencing on January 5, 2023 (with such initial payment to include such fees commencing from the Closing Date), and on each applicable Revolving Maturity Date to the applicable Revolving Credit Lenders having Revolving Credit Loans maturing on such date.
(b)Facility Fee. The Borrower shall, for each day during the term of this Agreement (i) on which there exist any Revolving Credit Commitments and (ii) that the Applicable Margin is determined pursuant to clause (b) of the definition of Applicable Margin, pay to the Administrative Agent for the account of each Revolving Credit Lender holding a Revolving Credit Commitment (in accordance with such Lender’s Applicable Revolving Credit Percentage thereof), a facility fee equal to the “Facility Fee Rate” as set forth in clause (b) of the definition of Applicable Margin times the actual daily amount of the Revolving Credit Facility (or, if the Revolving Credit Facility terminated, on the actual daily Outstanding Amount of all Revolving Credit Loans and L/C Obligations), regardless of usage, subject to adjustment as provided in Section 2.16. The facility fee shall accrue at all times during the Availability Period with respect to the Revolving Credit Facility (and thereafter so long as any Revolving Credit Loans or L/C Obligations remain outstanding), including at any time during which one or more of the conditions in Section 4 is not met, and shall be due and payable quarterly in arrears on the fifth day of each January, April, July and October (or the next succeeding Business Day if such day is not a Business Day), and on the last day of the Availability Period with respect to the Revolving Credit Facility (and, if applicable, thereafter on demand). The facility fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect.
(c)Term Loan A-3 Facility Ticking Fee. The Borrower shall pay to the Administrative Agent, for the account of each Term Loan A-3 Lender, a ticking fee equal to 0.25% per annum on the daily unused portion of each Term Loan A-3 Lender’s Term Loan A-3 Commitment, subject to adjustment as provided in Section 2.16 (the “Ticking Fee”). The Ticking Fee shall accrue at all times during the Availability Period with respect to the Term Loan A-3 Facility including at any time during which one or more of the conditions in Section 4 is not met, and shall be due and payable quarterly in arrears on the fifth day of each January, April, July and October (or the next succeeding Business Day if such day is not a Business Day), and on the last day of the Availability Period with respect to the Term Loan A-3 Facility.
(d)~~(c)~~ Other Fees.
(i)The Borrower shall pay to the Arrangers and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letters. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
(ii)The Borrower shall pay to the Administrative Agent, for the account of the Lenders, such fees (if any) in the amounts and at the times specified in the Fee Letters. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.09Computation of Interest and Fees; Retroactive Adjustments of Applicable Margin.
(a)All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Term SOFR Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.11(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
(b)If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Consolidated Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Sections 2.03(j), 2.03(m) or 2.07(b) or under Section 8. The Borrower’s obligations under this paragraph shall survive until the date that is one (1) year after the date of the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder.
2.10Evidence of Debt.
(a)The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.
(b)In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

2.11Payments Generally; Administrative Agent’s Clawback.
(a)General. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
(b)Clawback.
(i)Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Term SOFR Loans (or in the case of any Borrowing of Base Rate Loans or Daily SOFR Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans or Daily SOFR Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Daily SOFR Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
(ii)Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Appropriate Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative

Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
With respect to any payment that the Administrative Agent makes for the account of the Lenders or the L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive absent manifest error.
(c)Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Section 2, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Section 4 are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, with interest earned thereon at the Federal Funds Rate until returned.
(d)Obligations of Lenders Several. The obligations of the Lenders hereunder to make Term Loans and Revolving Credit Loans, to fund participations in Letters of Credit and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c).
(e)Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
2.12Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of any of the Facilities due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of any of the Facilities owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Parties at such time) of payment on account of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations in respect of the Facilities then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that:

(i)if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.15, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations to any assignee or participant, other than an assignment to the Borrower or any Affiliate thereof (as to which the provisions of this Section shall apply).
2.13Extension of Revolving Maturity Date.
(a)Initial Revolving Maturity Date. Subject to extension pursuant to the terms and conditions set forth in clause (b) of this Section 2.13 and subject to the provisions of clause (c) of this Section 2.13, the Borrower shall, on each applicable Initial Revolving Maturity Date, cause (i) the Obligations under the Revolving Credit Facility of the applicable Revolving Credit Lenders (including, without limitation, all outstanding principal and interest on the Revolving Credit Loans of the applicable Revolving Credit Lenders) and (ii) all fees, costs and expenses due and owing under the Loan Documents to be Fully Satisfied.
(b)Extended Revolving Maturity Date Option. Not more than ninety (90) days and not less than sixty (60) days prior to the applicable Initial Revolving Maturity Date, the Borrower may request in writing that the applicable Revolving Credit Lenders extend the term of the Revolving Credit Facility with respect to such Lenders to the applicable First Extended Revolving Maturity Date so long as no Default exists at the time of such request. If the applicable Initial Revolving Maturity Date of any Revolving Credit Lenders is extended to the applicable First Extended Revolving Maturity Date, then, not more than ninety (90) days and not less than sixty (60) days prior to the applicable First Extended Revolving Maturity Date, the Borrower may request in writing that the applicable Revolving Credit Lenders extend the term of the Revolving Credit Facility with respect to such Revolving Credit Lenders to the applicable Second Extended Revolving Maturity Date so long as no Default exists at the time of such request. Each applicable Revolving Credit Lender agrees that the applicable Revolving Maturity Date shall be extended following such a request from the Borrower subject to satisfaction of the following terms and conditions:
(i)no Default shall exist on the date of such extension and after giving effect thereto;
(ii)the Borrower shall, at the applicable Initial Revolving Maturity Date and, if applicable, the applicable First Extended Revolving Maturity Date pay to the Administrative Agent (for the pro rata benefit of each applicable Revolving Credit

Lender based on its respective Applicable Percentage as of such date) an extension fee equal to (A) 7.5 basis points (0.075%), multiplied by (B) the Revolving Credit Exposure of all applicable Revolving Credit Lenders as of such date and shall have paid all other outstanding fees, expenses or other amounts for which the Loan Parties are responsible hereunder;
(iii)each Loan Party shall deliver to the Administrative Agent a certificate dated as of the applicable Initial Revolving Maturity Date and, if applicable, the applicable First Extended Revolving Maturity Date signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such extension and (B) certifying that, before and after giving effect to such extension, (1) the representations and warranties of such Loan Party contained in Section 5 and the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) on and as of the applicable Initial Revolving Maturity Date or the applicable First Extended Revolving Maturity Date, as applicable, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) as of such earlier date, and except that for purposes of this Section 2.13, the representations and warranties contained in subsections (a), (b), and (c) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (2) no Default exists; and
(iv)(A) upon the reasonable request of any applicable Lender made at least ten (10) days prior to the effective date of such extension, each Loan Party shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least three (3) days prior to the effective date of such extension and (B) at least three (3) days prior to the applicable Initial Revolving Maturity Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each applicable Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.
(c)Notification by Administrative Agent. The Administrative Agent shall notify the Borrower and each of the applicable Revolving Credit Lenders of the effectiveness of any extension pursuant to this Section 2.13.
(d)Satisfaction of Obligations Upon Acceleration. Notwithstanding anything contained herein or in any other Loan Document to the contrary, to the extent any of the Obligations are accelerated pursuant to the terms hereof (including, without limitation, Section 8.02) or of any other Loan Document, the Borrower shall, immediately upon the occurrence of such acceleration, cause such accelerated Obligations to be Fully Satisfied.
(e)Conflicting Provisions. This Section shall supersede any provisions in Section 2.12 or 10.01 to the contrary.
2.14Increase in Total Credit Exposure.
(a)Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may, from time to time, request an increase in the Total Credit Exposure of all Lenders (which increase may take the form of additional Revolving Credit Commitments under the Revolving Credit Facility, an increase to any Term Facility, or one or more additional term loan tranches) ~~by an amount (for all such requests) not exceeding $970,000,000~~; provided that (i) any such request for an increase shall be in a minimum amount of $10,000,000 and, if greater than $10,000,000, in whole increments of $1,000,000 in excess thereof, unless the Administrative Agent and the Borrower agree otherwise, (ii) after giving effect to such increase, the Total Credit Exposure of all Lenders shall not exceed $3,000,000,000 ~~less the amount of any prepayments of the Outstanding Amount of the Term Facilities, (iii) if the increase takes the form of an increase to the 2024 Term Facility, the additional 2024 Term Loans of an existing 2024 Term Lender and each new 2024 Term Loan from a new 2024 Term Lender shall mature on the Extended 2024 Term Loan Maturity Date, (iv) if the increase takes the form of an increase to the 2025 Term Facility, the additional 2025 Term Loans of an existing 2025 Term Lender and each new 2025 Term Loan from a new 2025 Term Lender shall mature on the Extended 2025 Term Loan Maturity Date~~, and (~~v~~iii) if the increase takes the form of an increase to the Revolving Credit Facility, the additional Revolving Credit Commitments of an existing Revolving Credit Lender and each new Revolving Credit Commitment from a new Revolving Credit Lender shall initially mature on the Initial Revolving Maturity Date set forth in clause (b) of the definition thereof. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders).
(b)Lender Elections to Increase. Each Lender may decline or elect to participate in such requested increase in the Total Credit Exposure of all Lenders in its sole discretion, and each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Total Credit Exposure and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Total Credit Exposure.
(c)Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Borrower and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent and the L/C Issuer (which approvals shall not be unreasonably withheld), the Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
(d)Effective Date and Allocations. If the Total Credit Exposure of any Lenders is increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date.
(e)Conditions to Effectiveness of Increase. As a condition precedent to such increase, (i) the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date signed by a Responsible Officer of such Loan Party (x) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (y) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Section 5 and the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in subsections (a), (b), and (c) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (B) no Default exists or would result therefrom, and (ii)(x) upon the reasonable request of any Lender made at least ten (10) days prior to the Increase Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least three (3) days prior to the Increase Effective Date and (y) at least three (3) days prior to the Increase Effective Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party. To the extent that the increase of the Commitments shall take the form of a new term loan tranche, this Agreement shall be amended, in form and substance satisfactory to the Administrative Agent, to include such terms as are customary for a term loan commitment. The Borrower shall prepay any Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Total Credit Exposure of any Lender under this Section, and each Loan Party shall execute and deliver such documents or instruments as the Administrative Agent may require to evidence such increase in the Total Credit Exposure of any Lender and to ratify each such Loan Party’s continuing obligations hereunder and under the other Loan Documents.
(f)Conflicting Provisions. This Section shall supersede any provisions in Section 2.12 or 10.01 to the contrary.
2.15Cash Collateral.
(a)Obligation to Cash Collateralize. At any time that there shall exist a Defaulting Lender, within one (1) Business Day following the written request of the Administrative Agent or L/C Issuer (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.16(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount.
(b)Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.15(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (determined in the case of Cash Collateral provided pursuant to clause (a) above, after giving effect to Section 2.16(a)(iv) and any Cash Collateral provided by the Defaulting Lender). All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America. The Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral.
(c)Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.15 or Sections 2.03, 2.04, 2.16 or 8.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
(d)Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.06(b)(vi))) or (ii) the good faith determination by the Administrative Agent and the L/C Issuer that there exists excess Cash Collateral; provided, however, that (x) Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default (and following application as provided in this Section 2.15 may be otherwise applied in accordance with Section 8.03), and (y) the Person providing Cash Collateral and the L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.
2.16Defaulting Lenders.
(a)Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Laws:
(i)Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of “Required Lenders”, “Required Revolving Lenders”, “~~2024~~ Required Term Loan A-1 Lenders”, “~~2025~~ Required Term Loan A-2 Lenders” and “~~2027~~ Required Term Loan A-3 Lenders” and Section 10.01.
(ii)Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 8 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuer hereunder; third, to Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.15; fourth, as the Borrower may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.15; sixth, to the payment of any amounts owing to the Lenders or the L/C Issuer as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the L/C Issuer against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.16(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.16(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii)Certain Fees.
(A)No Defaulting Lender shall be entitled to receive any fee payable under Section 2.08(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). Each Defaulting Lender shall be entitled to receive fees payable under Section 2.08(b) for any period during which that Lender is a Defaulting Lender only to extent allocable to the sum of (1) the outstanding principal amount of the Revolving Credit Loans funded by it, and (2) its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to this Agreement.
(B)Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Revolving Credit Percentage of the stated amount of Letters of Credit for which such Defaulting Lender has provided Cash Collateral pursuant to this Agreement.
(C)With respect to any fee payable under Section 2.08(b) or any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the L/C Issuer the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.
(D)No Term Loan A-3 Lender that is a Defaulting Lender shall be entitled to receive the Ticking Fee for any period during which such Term Loan A-3 Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such Ticking Fee that otherwise would have been required to have been paid to any such Defaulting Lender).
(iv)Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Revolving Credit Percentages (calculated without regard to such Defaulting Lender’s Revolving Credit Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. Subject to Section 10.22, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(v)Cash Collateral. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under Applicable Law, Cash Collateralize the L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.15.
(b)Defaulting Lender Cure. If the Borrower, the Administrative Agent and the L/C Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.16(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
(c)New Letters of Credit. So long as any Lender is a Defaulting Lender, the L/C Issuer shall not be required to issue, extend, increase, reinstate or renew any Letter of Credit unless, after giving effect to Section 2.16(a)(iv), it is satisfied that it will have no Fronting Exposure after giving effect to such request to issue, extend, increase, reinstate or renew a Letter of Credit.
2.17~~Conversion of Non-Extended 2024 Term Loans by 2024 Term~~Extension of Initial Revolving Credit Maturity Date by Non-Extending Revolving Credit Lenders. Each ~~2024 Term~~Non-Extending Revolving Credit Lender may, at its option and with the consent of the Borrower and the Parent REIT, ~~elect to convert some or all its Non-Extended 2024 Term Loans to Extended 2024 Term Loans~~agree to extend all or any portion of its Revolving Credit Commitment from the Initial Revolving Credit Maturity Date of October 13, 2026 to the Initial Revolving Credit Maturity Date of October 13, 2028; provided that (a) the applicable ~~2024 Term~~Non-Extending Revolving Credit Lender shall give written notice to the Administrative Agent of ~~(i) its~~such election ~~to convert its Non-Extended 2024 Term Loans~~and the amount thereof not less than fifteen (15) days prior to the ~~Existing 2024 Term Loan Maturity Date and (ii) the aggregate principal amount of such 2024 Term Lender’s Non-Extended 2024 Term Loans to be converted to Extended 2024 Term Loans and (b)(i) in the case of conversion of the entire remaining amount of such 2024 Term Lender’s Non-Extended 2024 Term Loans, no minimum amount need be converted and (ii) in any case not described in clause (b)(i) above, the principal outstanding balance of the 2024 Term Loans of such 2024 Term Lender subject to each such conversion,~~Initial Revolving Credit Maturity Date of October 13, 2026 and (b) the amount of the Revolving Credit Commitment to be extended shall not be less than $5,000,000 (and in increments of $1,000,000 in excess thereof) unless each of the Administrative Agent, the Borrower, and the Parent REIT otherwise consents.

~~2.18 Conversion of Non-Extended 2025 Term Loans by 2025 Term Lenders. Each 2025 Term Lender may, at its option and with the consent of the Borrower and the Parent REIT, elect to convert some or all its Non-Extended 2025 Term Loans to Extended 2025 Term Loans; provided that (a) the applicable 2025 Term Lender shall give written notice to the Administrative Agent of (i) its election to convert its Non-Extended 2025 Term Loans not less than fifteen (15) days prior to the Existing 2025 Term Loan Maturity Date and (ii) the aggregate principal amount of such 2025 Term Lender’s Non-Extended 2025 Term Loans to be converted to Extended 2025 Term Loans and (b)(i) in the case of conversion of the entire remaining amount of such 2025 Term Lender’s Non-Extended 2025 Term Loans, no minimum amount need be converted and (ii) in any case not described in clause (b)(i) above, the principal outstanding balance of the 2025 Term Loans of such 2025 Term Lender subject to each such conversion, shall not be less than $5,000,000 (and in increments of $1,000,000 in excess thereof) unless each of the Administrative Agent, the Borrower, and the Parent REIT otherwise consents.~~
3.TAXES, YIELD PROTECTION AND ILLEGALITY.
3.01Taxes.
(a)Defined Terms. For purposes of this Section 3.01, the term “Applicable Law” includes FATCA.

(b)Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(c)Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Laws, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(d)Tax Indemnifications.
(i)The Borrower shall, and does hereby, indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.
(ii)Each Lender shall severally indemnify the Administrative Agent within ten (10) days after demand therefor, for (x) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (y)  any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (z)  any Excluded Taxes attributable to such Lender that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (ii).
(e)Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Applicable Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.

(f)Status of Lenders; Tax Documentation.
(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(f)(ii)(A), 3.01(f)(ii)(B) and 3.01(f)(ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person:
(A)any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” Article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” Article of such tax treaty;
(2)executed copies of IRS Form W-8ECI;
(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the

Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable; or
(4)to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner;
(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(iii)Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(g)Treatment of Certain Refunds. Unless required by Applicable Law, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the L/C Issuer, as the case may be. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 3.01, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Recipient, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to the Borrower pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person.
(h)Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or the L/C Issuer, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all other Obligations.
3.02Illegality. If any Lender determines that any Applicable Laws have made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to perform any of its obligations hereunder or make, maintain or fund any Loans whose interest in determined by reference to SOFR, Term SOFR or Daily Simple SOFR, or to determine or charge interest rates based upon SOFR, Term SOFR or Daily Simple SOFR, or any Governmental Authority has imposed material restrictions on the authority of such Lender to engage in reverse repurchase of U.S. Treasury securities transactions of the type included in the determination of SOFR, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (a) any obligation of such Lender to make or continue either Term SOFR Rate Loans or Daily SOFR Rate Loans shall be suspended and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Term SOFR Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Rate Loans, (ii) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), immediately prepay or, if applicable, convert all Daily SOFR Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), and (iii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05.

3.03Inability to Determine Rates.
(a)If in connection with any request for a Term SOFR Rate Loan, at any time in connection with a Daily SOFR Rate Loan, or in connection with a conversion of Daily SOFR Rate Loans to Term SOFR Rate Loans or a continuation of any of such advances, as applicable,

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 3.03(b), and the circumstances under Section 3.03(b)(i) or the Scheduled Unavailability Date has occurred, or (B) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Rate Loan or in connection with an existing or proposed Base Rate Loan, or (C) adequate and reasonable means do not otherwise exist for determining Daily Simple SOFR in connection with an existing or proposed Daily SOFR Rate Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason that Term SOFR for any requested Interest Period or Daily Simple SOFR with respect to a proposed advance does not adequately and fairly reflect the cost to such Lenders of funding such advance, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Term SOFR Rate Loans, Daily SOFR Rate Loans, or to convert Daily SOFR Rate Loans to Term SOFR Rate Loans, shall be suspended (to the extent of the affected Term SOFR Rate Loans, Daily SOFR Rate Loans, or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in Section 3.03(b), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (1) the Borrower may revoke any pending request for a borrowing of, or conversion to, or continuation of Term SOFR Rate Loans or Daily SOFR Rate Loans (to the extent of the affected Term SOFR Rate Loans, Daily SOFR Rate Loans, or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a borrowing of Base Rate Loans in the amount specified therein, (2) any outstanding Term SOFR Rate Loans shall be deemed to have been converted to Base Rate Loans immediately at the end of their respective applicable Interest Period, and (3) any outstanding Daily SOFR Rate Loans shall immediately be deemed to have been converted to Base Rate Loans.
(b)Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or the Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or the Required Lenders (as applicable) have determined, that:
(i)if adequate and reasonable means do not exist for ascertaining one (1) month, three (3) month and six (6) month interest periods of Term SOFR, including because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii)CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one (1) month, three (3) month and six (6) month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available, or permitted to be used for determining the interest rate of Dollar denominated syndicated loans, or shall or will otherwise cease; provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such interest periods of Term SOFR after such specific date (the latest date on which one (1) month, three (3) month and six (6) month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Scheduled Unavailability Date”);
then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (b) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan

Document with Daily Simple SOFR for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”).
If the Successor Rate is Daily Simple SOFR, all interest payments will be payable on a monthly basis.
Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in clauses (a) or (b) above have occurred with respect to Daily Simple SOFR or the Successor Rate then in effect, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing Term SOFR, Daily Simple SOFR, and/or any then current Successor Rate in accordance with this Section at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such benchmark, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, the Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.
The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate.
Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.
Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero percent (0.0%), the Successor Rate will be deemed to be zero percent (0.0%) for the purposes of this Agreement and the other Loan Documents.
In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.

3.04Increased Costs.
(a)Increased Costs Generally. If any Change in Law shall:
(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or the L/C Issuer;
(ii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)impose on any Lender or the L/C Issuer any other condition, cost or expense affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.
(b)Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital requirements or liquidity ratios or requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.
(c)Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section 3.04 and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.
(d)Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section 3.04 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).
3.05Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a)any continuation, conversion, payment or prepayment of any Loan bearing interest at Term SOFR on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(b)any failure by the Borrower (for a reason other than the failure of such Lender to make an advance at Term SOFR) to prepay, borrow, continue or convert any Loan on the date or in the amount notified by the Borrower; or
(c)any assignment of Loans bearing interest at Term SOFR on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13;
including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan bearing interest at Term SOFR or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.
The amounts payable under this Section 3.05 shall never be less than zero (0) or greater than is permitted by Applicable Law. For the avoidance of doubt, no amounts will be owing under this Section in connection with the prepayment of any Daily SOFR Rate Loan or Base Rate Loan (if any).
3.06Mitigation Obligations; Replacement of Lenders.
(a)Designation of a Different Lending Office. Each Lender may make any Credit Extension to the Borrower through any Lending Office; provided that the exercise of this option shall not affect the obligation of the Borrower to repay the Credit Extension in accordance with the terms of this Agreement. If any Lender requests compensation under Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, the L/C Issuer or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then, at the request of Borrower, such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment.
(b)Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.06(a), the Borrower may replace such Lender in accordance with Section 10.13.
3.07Survival. All of the Borrower’s obligations under this Section 3 shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder and resignation of the Administrative Agent.

4.CONDITIONS PRECEDENT TO CREDIT EXTENSIONS.
4.01Conditions of Initial Credit Extension. The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

(a)The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:
(i)executed counterparts of this Agreement, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;
(ii)a Note executed by the Borrower in favor of each Lender requesting a Note;
(iii)such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;
(iv)copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of ~~such~~the Borrower to be true and correct as of the Closing Date and such other documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each of the Loan Parties is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification;
(v)a favorable opinion of Honigman Miller Schwartz and Cohn LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may request;
(vi)a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;

(vii)a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.02(a), (b) and (c) have been satisfied, (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; and (C) a calculation of the Consolidated Leverage Ratio as of the last day of the fiscal quarter of the Borrower ended on June 30, 2022;
(viii)a duly completed Compliance Certificate as of the last day of the fiscal quarter of the Borrower ended on June 30, 2022, signed by a Responsible Officer of the Borrower;
(ix)a certificate executed by a Responsible Officer of the Borrower as of the Closing Date, in form and substance satisfactory to the Administrative Agent, regarding the Solvency of (A) the Borrower, (B) each of the other Loan Parties, and (C) the Consolidated Parties on a consolidated basis; and
(x)such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer or the Required Lenders reasonably may require.
(b)Any fees required to be paid hereunder or under the Fee Letters on or before the Closing Date shall have been paid (provided such fees may be paid from the proceeds of such initial Credit Extension).
(c)Unless waived by the Administrative Agent, the Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
(d)The representations and warranties of the Borrower and each other Loan Party contained in Section 5 or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the Closing Date.
(e)No Default shall exist, or would result from, such proposed Credit Extension or from the application of the proceeds thereof.
(f)There shall not have occurred any event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.
(g)The absence of any condition, circumstance, action, suit, investigation or proceeding pending or, to the knowledge of the Borrower and/or Guarantors, threatened in any court or before any arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect.
(h)The Parent REIT and the Borrower shall have entered into a conforming amendment to the US Bank Lessee Line of Credit, in form and substance reasonably satisfactory to the Administrative Agent.
(i)The Capital One Facility shall have been, or simultaneously with the closing of this Agreement will be, terminated and all obligations thereunder repaid in full.

(j)(i) Upon the reasonable request of any Lender made at least ten (10) days prior to the Closing Date, Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five (5) days prior to the Closing Date and (ii) at least five (5) days prior to the Closing Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.
Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.
4.02Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Term SOFR Rate Loans) is subject to the following conditions precedent:

(a)The representations and warranties of the Borrower and each other Loan Party contained in Section 5 or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a), (b), and (c) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.
(b)No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.
(c)Assuming the effectiveness of the requested Credit Extension, the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility.
(d)The Borrower shall be in compliance (on a Pro Forma Basis taking into account the applicable Credit Extension) with the financial covenants set forth in Section 7.11.
(e)The Administrative Agent and, if applicable, the L/C Issuer shall have received a Request for Credit Extension in accordance with the requirements hereof.
(f)All of the conditions precedent set forth in Section 4.01 shall have been satisfied on or prior to date of such requested Credit Extension.
Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Term SOFR Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a), (b) and (c) have been satisfied on and as of the date of the applicable Credit Extension.

5.REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

5.01Existence, Qualification and Power. Each Consolidated Party (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Applicable Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Applicable Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

5.02Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, except in each case, to the extent such violation, breach, Lien or payment could not reasonably be expected to have a Material Adverse Effect, or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Applicable Laws.

5.03Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document.

5.04Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

5.05Financial Statements; No Material Adverse Effect.
(a)The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Consolidated Parties, on a consolidated basis, as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all indebtedness and other liabilities, direct or contingent, of the Consolidated Parties as of the date thereof, including liabilities for taxes, commitments and Indebtedness, that in each case is material in relation to the business, operations, properties, assets or condition (financial or otherwise) of the Consolidated Parties.
(b)The unaudited consolidated balance sheets of the Consolidated Parties dated June 30, 2022, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Consolidated Parties as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. Except as otherwise set forth on Schedule 5.05, such financial statements set forth all indebtedness and other liabilities, direct or contingent, of the Consolidated Parties as of June 30, 2022, including liabilities for taxes, commitments and Indebtedness, that in each case is material in relation to the business, operations, properties, assets or condition (financial or otherwise) of the Consolidated Parties.
(c)Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.
5.06Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of any Responsible Officer of any Consolidated Party after due and diligent investigation, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against any Consolidated Party or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) except as specifically disclosed in Schedule 5.06, if determined adversely, could (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect, and there has been no material adverse change in the status of, or the financial effect on, any Consolidated Party with respect to the matters described on Schedule 5.06.

5.07No Default. No Consolidated Party is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default exists or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

5.08Ownership of Property; Liens; Investments.
(a)Each Loan Party has good record and marketable title in fee simple to, or valid leasehold interests in, each of the Unencumbered Borrowing Base Properties and/or all other real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)The property of each Loan Party is subject to no Liens, other than Liens set forth on Schedule 5.08(b) and Liens permitted by Section 7.01.
(c)Schedule 5.08(c) sets forth a complete and accurate list of all Investments held by any Consolidated Party on the Closing Date (other than Investments in a Consolidated Party), showing as of the Closing Date the amount, obligor or issuer and maturity, if any, thereof.
5.09Environmental Compliance.
(a)The Consolidated Parties conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Laws on their respective businesses, operations and Real Properties, and as a result thereof the Consolidated Parties have reasonably concluded that, except as specifically disclosed in Schedule 5.09, such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)Except as otherwise set forth in Schedule 5.09 and except as would not reasonably be expected to have a Material Adverse Effect, (i) none of the real properties currently or to the knowledge of any Responsible Officer of any Consolidated Party, formerly owned or operated by any Consolidated Party, is listed or, to the knowledge of any Responsible Officer of any Consolidated Party, proposed for listing on the United States Environmental Protection Agency’s (EPA) National Priorities List or on the EPA Comprehensive Environmental Response, Compensation, and Liability Information Sharing database or any analogous state or local list, nor to the knowledge of any Responsible Officer of any Consolidated Party is any adjacent property on such list, (ii) no Consolidated Party has operated and, to the knowledge of any Responsible Officer of any Consolidated Party, there are no and never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been transported, treated, stored or disposed on any Real Property currently owned or operated by any Consolidated Party or, to the knowledge of any Responsible Officer of any Consolidated Party, on any real property formerly owned or operated by any Consolidated Party, (iii) or to the knowledge of any Responsible Officer of any Consolidated Party, there is no friable asbestos or asbestos-containing material on any Real Property currently owned or operated by any Consolidated Party, and (iv) Hazardous Materials have not been transported, released, discharged or disposed of on any real property currently or formerly owned or operated by any Consolidated Party.
(c)Except as otherwise set forth on Schedule 5.09, no Consolidated Party is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Laws; and to the knowledge of the Responsible Officers of the Consolidated Parties all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any real property currently or formerly owned or operated by any Consolidated Party have been disposed of in a manner not reasonably expected to result in a Material Adverse Effect.
(d)Except as otherwise set forth on Schedule 5.09, each of the Unencumbered Borrowing Base Properties and, to the knowledge of the Responsible Officers of the Loan Parties, all operations at such Unencumbered Borrowing Base Properties are in compliance with all Environmental Laws in all material respects, there is no material violation of any Environmental Laws with respect to such Unencumbered Borrowing Base Properties or, to the knowledge of any Responsible Officer of any Loan Party, the businesses operated thereon, and there are no conditions relating to such Unencumbered Borrowing Base Properties or the businesses that could reasonably be expected to result in a Material Adverse Effect.
(e)Except as otherwise set forth on Schedule 5.09, none of the Unencumbered Borrowing Base Properties contains, or to the knowledge of any Responsible Officer of any Loan Party has previously contained, any Hazardous Materials at, on or under such Unencumbered Borrowing Base Properties in amounts or concentrations that constitute or constituted a violation of Environmental Laws that could have a Material Adverse Effect.
(f)Except as otherwise set forth on Schedule 5.09, no Loan Party has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding Hazardous Materials or compliance with Environmental Laws with regard to any of its Unencumbered Borrowing Base Properties or the businesses located thereon, nor does any Responsible Officer of any Loan Party have knowledge or reason to believe that any such notice will be received or is being threatened.
(g)No Consolidated Party is subject to any judicial proceeding or governmental or administrative action and, to the knowledge of the Responsible Officers of the Consolidated Parties, no such proceeding or action is threatened in writing, under any Environmental Laws that could reasonably be expected to give rise to a Material Adverse Effect, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Laws with respect to the Consolidated Parties, the Unencumbered Borrowing Base Properties or, to the knowledge of any Responsible Officer of any Consolidated Party, the businesses located thereon that could be reasonably expected to give rise to a Material Adverse Effect.
5.10Insurance. The properties of the Consolidated Parties are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Consolidated Party operates. ~~The insurance coverage of the Consolidated Parties with respect to the Unencumbered Borrowing Base Properties as of the Closing Date is outlined as to carrier, policy number, expiration date, type and amount on Schedule 5.10.~~

5.11Taxes. The Consolidated Parties have filed all Federal and state income and other material tax returns and reports required to be filed, and have paid all Federal and state income and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP.  There is no proposed tax assessment against any Consolidated Party that would, if made, have a Material Adverse Effect. No Consolidated Party nor any Subsidiary thereof is party to any tax sharing agreement; provided, however, that any tax protection agreement entered into with a contributor of property to a Consolidated Party (but only to the extent the indemnity or other obligation to such contributor under such tax protection agreement is limited to any capital gains tax that would be due upon a sale or other Disposition of such contributed property and either (i) is limited to an amount that does not exceed 1% of the total assets of such Consolidated Party or (ii) exceeds 1% but less than 5% of the total assets of such Consolidated Party but which indemnity is only triggered by a sale or other Disposition of such contributed property) shall not be considered a tax sharing agreement.

5.12ERISA Compliance.
(a)Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state laws, except to the extent that the failure to so comply would result in, or could reasonably be expected to result in, a Material Adverse Effect. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Pension Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service. To the best knowledge of each Consolidated Party, nothing has occurred that would prevent or cause the loss of the tax-qualified status of any such Pension Plan.
(b)There are no pending or, to the best knowledge of each Consolidated Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(c)(i) No ERISA Event has occurred, and neither the Consolidated Parties nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) there has been no failure to satisfy the minimum funding standard applicable to a Pension Plan under Section 412 of the Code and Section 302 of ERISA for any plan year, and no waiver of the minimum funding standards applicable to a Pension Plan under Section 412 of the Code and Section 302 of ERISA for any plan year has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither the Consolidated Parties nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such Pension Plan to drop below 60% as of the most recent valuation date; (iv) neither the Consolidated Parties nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither the Consolidated Parties nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.
(d)Neither the Consolidated Parties nor any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than those listed on Schedule 5.12(d) hereto.
(e)No Loan Party nor any of its Subsidiaries is (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Code, (iii) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code or (iv) a “governmental plan” within the meaning of ERISA.
5.13Subsidiaries; Equity Interests. The corporate capital and ownership structure of the Consolidated Parties is as described in Schedule 5.13 (as of the most recent update of such schedule in accordance with Section 6.02(h) hereof). Set forth on Schedule 5.13 is a complete and accurate list (as of the most recent update of such schedule in accordance with Section 6.02(h) hereof) with respect to each Consolidated Party of (i) jurisdiction of organization, (ii) number of ownership interests (if expressed in units or shares) of each class of Equity Interests outstanding, (iii) number and percentage of outstanding ownership interests (if expressed in units or shares) of each class owned (directly or indirectly) by the Parent REIT, the Borrower and their Subsidiaries, (iv) all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto and (v) an identification of which such Consolidated Parties are Guarantors hereunder and which Unencumbered Borrowing Base Properties are owned by each such Loan Party. The outstanding Equity Interests of the Consolidated Parties are, to the extent applicable depending on the organizational nature of such Person, validly issued, fully paid and non-assessable and are owned by the Parent REIT, the Borrower or a Subsidiary thereof (as applicable), directly or indirectly, in the manner set forth on Schedule 5.13, free and clear of all Liens (other than Permitted Liens or, in the case of the Equity Interests of the Loan Parties, statutory Liens or Liens arising under or contemplated in connection with the Loan Documents). Other than as set forth in Schedule 5.13 (as of the most recent update of such schedule in accordance with Section 6.02(h) hereof), no Consolidated Party (other than the Parent REIT) has outstanding any securities convertible into or exchangeable for its Equity Interests nor does any such Consolidated Party have outstanding any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to its Equity Interests. The copy of the Organization Documents of each Loan Party provided pursuant to Section 4.01(a)(iv) is a true and correct copy of each such document as of the Closing Date, each of which is valid and in full force and effect.

5.14Margin Regulations; Investment Company Act.
(a)The Consolidated Parties are not engaged and will not engage, principally or as one of their important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U), or extending credit for the purpose of purchasing or carrying margin stock.
(b)None of the Consolidated Parties nor any Person Controlling such Consolidated Parties is required to be registered as an “investment company” under the Investment Company Act of 1940.
5.15Disclosure. The Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any other Consolidated Party is subject, and all other matters known to any Responsible Officer of any Consolidated Party (other than matters of a general economic nature), that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Consolidated Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Consolidated Parties represent only that such information was prepared in good faith based upon assumptions believed by the Consolidated Parties to be reasonable at the time (it being recognized by the Lenders that projections as to future events are not to be viewed as facts and that actual results may differ).

5.16Compliance with Laws. Each Consolidated Party thereof is in compliance in all material respects with the requirements of all Applicable Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Applicable Laws or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

5.17Taxpayer Identification Number. The Borrower’s true and correct U.S. taxpayer identification number is set forth on Schedule 10.02.

5.18Intellectual Property; Licenses, Etc. The Borrower and the other Consolidated Parties own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the knowledge of any Responsible Officer of any Consolidated Party, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or any other Consolidated Party infringes upon any rights held by any other Person, except for such infringements that would not have a Material Adverse Effect. Except as specifically disclosed in Schedule 5.18, no claim or litigation regarding any of the foregoing is pending or, to the knowledge of any Responsible Officer of any Consolidated Party, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.19Solvency. (a) As of the Closing Date and immediately prior to the initial Credit Extension, the Borrower is Solvent, each other Loan Party is Solvent, and the Consolidated Parties, on a consolidated basis, are Solvent, (b) as of the date and immediately prior to each Subsidiary becoming a Guarantor pursuant to Section 6.12, such Subsidiary is Solvent, and (c) following the initial Credit Extension, the Borrower is Solvent, each other Loan Party is Solvent, and the Consolidated Parties, on a consolidated basis, are Solvent if the contribution rights that each such party will have against such other parties and the subrogation rights that each such party may have, if any, against the Borrower are taken into account.

5.20Casualty, Etc. None of the Unencumbered Borrowing Base Properties have been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.21Labor Matters. As of the Closing Date, there are no collective bargaining agreements or Multiemployer Plans covering the employees of any Consolidated Party or any of their Subsidiaries. No Consolidated Party or any of their Subsidiaries has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last year, which could (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

5.22REIT Status. The Parent REIT is qualified as a REIT and the Borrower is qualified as a REIT, a partnership or a disregarded entity (in each case, for federal income tax purposes), a TRS or a QRS, and each of their Subsidiaries that is a corporation is either a TRS or a QRS. As of the Closing Date, the Subsidiaries of the Parent REIT and the Borrower that are taxable REIT subsidiaries, as such term is used in the Code, are identified on Schedule 5.22.

5.23Unencumbered Borrowing Base Properties. Each Unencumbered Borrowing Base Property listed in each Compliance Certificate delivered by the Borrower to the Administrative Agent in accordance with the terms of this Agreement fully qualifies as an Unencumbered Borrowing Base Property as of the date of such Compliance Certificate.

5.24OFAC. Neither the Parent REIT, nor any of its Subsidiaries, nor, to the knowledge of the Parent REIT and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction. The Borrower and its Subsidiaries have conducted their businesses in compliance in all material respects with all applicable Sanctions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such Sanctions.

5.25Anti-Corruption Laws. The Parent REIT and its Subsidiaries have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

5.26Affected Financial Institutions. Neither the Parent REIT, nor any of its Subsidiaries, is an Affected Financial Institution.

5.27Covered Entities. No Loan Party is a Covered Entity.

5.28Beneficial Ownership. As of the Closing Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

6.AFFIRMATIVE COVENANTS. So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall not be Fully Satisfied, or any Letter of Credit shall remain outstanding, the Borrower shall, and shall cause each Consolidated Party (except where expressly limited to the Borrower or the Loan Parties, as applicable) to:

6.01Financial Statements. Deliver to the Administrative Agent, for distribution to the Lenders:
(a)as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Parent REIT (commencing with the fiscal year ended December 31, 2022),

a consolidated balance sheet of the Consolidated Parties as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be (i) certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Consolidated Parties in accordance with GAAP, and (ii) audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; and
(b)as soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Parent REIT (commencing with the fiscal quarter ended September 30, 2022), a consolidated balance sheet of the Consolidated Parties as at the end of such fiscal quarter, the related consolidated statements of income or operations for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, and the related consolidated of changes in shareholders’ equity, and cash flows for the portion of the Borrower’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Consolidated Parties in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.
As to any information contained in materials furnished pursuant to Section 6.02(c), the Borrower shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in clauses (a) or (b) above at the times specified therein.
6.02Certificates; Other Information. Deliver to the Administrative Agent (for distribution of the same to each Lender):

(a)concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), (i) a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Borrower (which delivery may, unless the Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes), and (ii) a profit and loss summary showing the operating condition for each of the Unencumbered Borrowing Base Properties (in form and with such detail as is reasonably satisfactory to the Administrative Agent);
(b)if a Default exists, promptly after any request by the Administrative Agent, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Consolidated Party by independent accountants in connection with the accounts or books of any Consolidated Party, or any audit of any of them, subject to applicable professional guidelines;
(c)promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the shareholders of the Parent REIT, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower or the Parent REIT may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(d)promptly after the furnishing thereof, copies of any report furnished to any holder of debt securities of any Loan Party (or any Subsidiary thereof if such debt securities are recourse (other than Customary Recourse Exceptions) to such Loan Party) pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02;
(e)promptly, and in any event within five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof;
(f)not later than five (5) Business Days after receipt thereof by any Loan Party, copies of all notices, requests and other documents (including amendments, waivers and other modifications) so received under or pursuant to any instrument, indenture, loan or credit or similar agreement regarding or related to any breach or default by any party thereto or any other event that could materially impair the value of the interests or the rights of any Loan Party or otherwise have a Material Adverse Effect and, from time to time upon request by the Administrative Agent, such information and reports regarding such instruments, indentures and loan and credit and similar agreements as the Administrative Agent may request;
(g)promptly after the assertion or occurrence thereof, notice of any action or proceeding against or of any noncompliance by any Loan Party with respect to an Unencumbered Borrowing Base Property with any Environmental Laws that could (i) reasonably be expected to have a Material Adverse Effect or (ii) cause any Unencumbered Borrowing Base Property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Laws;
(h)concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), an update to Schedules 5.06, 5.09, 5.12(d) or 5.13 to the extent the information provided by any such schedules has changed since the most recent update thereto; provided that the Borrower shall, promptly upon the Administrative Agent’s written request therefor, provide any information or materials requested by the Administrative Agent to confirm or evidence the matters reflected in such updated schedules;
(i)concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), copies of Smith Travel Research (STR Global) summary STAR Reports for each Unencumbered Borrowing Base Property for the fiscal quarter to which such financial statements relate;
(j)promptly, of any change in any public or private Debt Rating;
(k)annually, on or before December 31, written evidence of the current Debt Ratings by any of Moody’s, S&P and/or Fitch, if such rating agency has provided to the Parent REIT or the Borrower a private debt rating, which evidence shall be reasonably acceptable to the Administrative Agent;
(l)promptly following any request therefor, provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation; and
(m)promptly, such additional information regarding the business, financial or corporate affairs of the Loan Parties or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent upon its request (either in its discretion or at the direction of the Required Lenders) to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall notify the Administrative Agent (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.
The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers may, but shall not be obligated to, make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting Borrower Materials on IntraLinks, SyndTrak, ClearPar or a substantially similar electronic transmission system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform that is not designated “Public Side Information.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC.”
6.03Notices. Promptly notify the Administrative Agent (who shall promptly notify each Lender):
(a)of the occurrence of any Default;
(b)of (i)(A) any breach or non-performance of, or any default under, a material Contractual Obligation of any Loan Party; (B) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party, including pursuant to any Environmental Laws; or (C) any other matter, which, in the case of any of clause (A), (B) or (C), individually or in the aggregate, has resulted in or could reasonably be expected to result in a Material Adverse Effect; and (ii) any material written dispute or any material litigation, investigation, proceeding or suspension between the Borrower or any Loan Party and any Governmental Authority;
(c)of the occurrence of any ERISA Event;
(d)of any material change in accounting policies or financial reporting practices by any Loan Party, including any determination by the Borrower referred to in Section 2.09(b); and
(e)of any voluntary addition or removal of an Unencumbered Borrowing Base Property or other event or circumstance that results in a Real Property previously qualifying as an Unencumbered Borrowing Base Property ceasing to qualify as such; provided that such notification shall be accompanied by an updated Compliance Certificate with calculations showing the effect of such addition or removal on the financial covenants contained herein~~; and~~ .
~~(f) of any adverse changes to any insurance policy obtained by any Loan Party with respect to or in connection with any Unencumbered Borrowing Base Property in accordance with Section 6.15, including, without limitation, any reduction in the amount or scope of coverage or any increase in any deductible or other self-retention amount thereunder.~~
Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein (including, in the case of any notice pursuant to Section 6.03(a), a description of any and all provisions of this Agreement and any other Loan Document that the Responsible Officers of the Borrower believe have been breached) and stating what action the Borrower has taken and proposes to take with respect thereto.
6.04Payment of Obligations. Pay and discharge as the same shall become due and payable, all of its material obligations and liabilities, including (a) all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Consolidated Parties; and (b) all lawful claims which, if unpaid, would by law become a Lien upon its property, unless the same are being contested in good faith by appropriate proceedings diligently conducted (the commencement and continuation of which proceedings shall suspend the collection of any such contested amount from such Consolidated Party, and suspend the enforcement thereof against, the applicable property), and adequate reserves in accordance with GAAP are being maintained by such Consolidated Party and, as to any Loan Party, such claims are bonded (to the extent requested by the Administrative Agent).

6.05Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Applicable Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

6.06Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear and casualty (as to which insurance satisfying the criteria hereunder was maintained at the time of such casualty) excepted; (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

6.07Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of any Consolidated Party, insurance with respect to the properties and business of the Consolidated Parties against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons ~~and, in the case of insurance maintained by the Loan Parties, providing for not less than thirty (30) days’ prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance~~.

6.08Compliance with Laws and Contractual Obligations. Comply in all material respects with the requirements of all Applicable Laws, all Contractual Obligations and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Applicable Laws, Contractual Obligation or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

6.09Books and Records. Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of each Consolidated Party.

6.10Inspection Rights. Permit representatives of the Administrative Agent to visit and inspect any property of any Loan Party, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (provided that the Borrower may, if it so chooses, be present at or may participate in any such discussions), at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to such Loan Party with the costs and expenses of the Administrative Agent being for its own account if no Event of Default then exists; provided, however, that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

6.11Use of Proceeds. Use the proceeds of the Credit Extensions to pay any outstanding sums pursuant to, or to refinance, the Capital One Facility and for working capital, capital expenditures and other general corporate purposes (including, without limitation, property acquisitions and Restricted Payments not prohibited under Section 7.06) not in contravention of any Applicable Laws or of any Loan Document.

6.12Additional Guarantors. Unless such Subsidiary or 1031 Property Holder is not required to become a Guarantor pursuant to Section 6.13, notify the Administrative Agent at the time that any Person becomes a 1031 Property Holder or a Subsidiary of the Borrower, another Loan Party or any Intermediate REIT (other than, in each case, a Non-Guarantor Subsidiary), and promptly thereafter (and in any event on the earlier to occur of (a) the date on which such Person incurs, Guarantees or otherwise becomes liable with respect to any other Unsecured Indebtedness or (b) concurrently with the delivery of each Compliance Certificate pursuant to Section 6.02(a), or such later date as the Administrative Agent may agree in writing), cause such Person to (i) become a Guarantor by executing and delivering to the Administrative Agent a counterpart of this Agreement, a Joinder Agreement, or such other document as the Administrative Agent shall deem appropriate for such purpose, and (ii) deliver to the Administrative Agent documents of the types referred to in Section 4.01(a)(iii), 4.01(a)(iv), 4.01(a)(vi) and 4.01(a)(vii), together with a favorable opinion of counsel of such Person, all such documentation and opinion to be in form, content and scope reasonably satisfactory to the Administrative Agent.

6.13Release of Guarantors. If the Parent REIT achieves at least two (2) Investment Grade Ratings, then, at the written request of the Borrower, the Guarantors (other than the Parent REIT) shall be released and discharged from all obligations (accrued or unaccrued) hereunder (other than those that expressly survive termination hereof); provided that any 1031 Property Holder or Subsidiary of the Borrower, another Loan Party or any Intermediate REIT (other than, in each case, a Non-Guarantor Subsidiary) that incurs, guarantees or is otherwise liable on any other Unsecured Indebtedness shall nonetheless be required to be a Guarantor hereunder.

6.14Further Assurances. Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution or acknowledgment thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to carry out more effectively the purposes of the Loan Documents.

~~6.15 Additional Insurance Requirements for Unencumbered Borrowing Base Properties.~~
~~(a) Obtain and maintain, with respect to each Unencumbered Borrowing Base Property (or cause the applicable TRS that is party to any Lease regarding each such Unencumbered Borrowing Base Property to obtain and maintain), at its (or their) sole expense the following:~~
~~(i) property insurance with respect to all insurable property located at or on or constituting a part of such Unencumbered Borrowing Base Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such additional hazards as are presently included in “Special Form” (also known as “all-risk”) coverage and against any and all acts of terrorism (to the extent commercially available) and such other insurable hazards as the Administrative Agent may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent the applicable Loan Parties and the Administrative Agent from becoming a coinsurer, such insurance to be in “builder’s risk” completed value (non-reporting) form during and with respect to any construction on or with respect to such Unencumbered Borrowing Base Property;~~
~~(ii) if and to the extent any portion of any of the improvements are, under the Flood Disaster Protection Act of 1973 (“FDPA”), as it may be amended from time to time, in a Special Flood Hazard Area, within a Flood Zone designated A or V in a participating community, a flood insurance policy in an amount required by the Administrative Agent, but in no event less than the amount sufficient to meet the requirements of Applicable Laws and the FDPA, as such requirements may from time to time be in effect;~~
~~(iii) general liability insurance, on an “occurrence” basis, against claims for “personal injury” liability, including bodily injury, death or property damage liability, for the benefit of the applicable Loan Party as named insured and the Administrative Agent as additional insured;~~
~~(iv) statutory workers’ compensation insurance with respect to any work on or about such Unencumbered Borrowing Base Property (including employer’s liability insurance, if required by the Administrative Agent), covering all employees of the applicable Loan Party and/or its applicable Subsidiaries and any contractor;~~

~~(v) if there is a general contractor, commercial general liability insurance, including products and completed operations coverage, and in other respects similar to that described in clause (iv) above, for the benefit of the general contractor as named insured and the applicable Loan Party and the Administrative Agent as additional insureds, in addition to statutory workers’ compensation insurance with respect to any work on or about the premises (including employer’s liability insurance, if required by the Administrative Agent), covering all employees of the general contractor and any contractor; and~~
~~(vi) such other insurance (and related endorsements) as may from time to time be required by the Administrative Agent (including but not limited to soft cost coverage, automobile liability insurance, business interruption insurance or delayed rental insurance, boiler and machinery insurance, earthquake insurance (if then customarily carried by owners of premises similarly situated), wind insurance, sinkhole coverage, and/or permit to occupy endorsement) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements.~~
~~(b) All insurance policies obtained by any Loan Party with respect to or in connection with any Unencumbered Borrowing Base Property shall be issued and maintained by insurers, in amounts, with deductibles, limits and retentions, and in forms satisfactory to the Administrative Agent, and shall require not less than thirty (30) days’ prior written notice to the Administrative Agent of any cancellation of coverage.~~
~~(c) All insurance companies providing coverage pursuant to clause (a) of this Section 6.15 or any other general coverage required pursuant to any Loan Documents must be licensed to do business in the state in which the applicable Unencumbered Borrowing Base Property is located and must have an A.M. Best Company financial and performance ratings of A-:IX or better.~~
~~(d) All insurance policies maintained, or caused to be maintained, by any Loan Party or its applicable Subsidiaries with respect to any Unencumbered Borrowing Base Property, except for general liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by such Loan Party or its applicable Subsidiaries or the Administrative Agent and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.~~
~~(e) If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Section 6.15 or any other provision of any Loan Document becomes insolvent or the subject of any petition, case, proceeding or other action pursuant to any debtor relief law, or if in Administrative Agent’s opinion the financial responsibility of such insurer is or becomes inadequate, such Loan Party shall, in each instance promptly upon its discovery thereof or upon the request of the Administrative Agent therefor, and at the Loan Party’s expense, promptly obtain and deliver (or cause to be obtained and delivered) to the Administrative Agent a like policy (or, if and to the extent permitted by the Administrative Agent, acceptable evidence of insurance) issued by another insurer, which insurer and policy meet the requirements of this Section 6.15 or any other provision of any Loan Document, as the case may be.~~

~~(f) A copy of the original policy and such evidence of insurance as may be acceptable to the Administrative Agent shall be delivered to the Administrative Agent with all premiums fully paid current, and each renewal or substitute policy (or evidence of insurance) shall be delivered to the Administrative Agent, with all premiums fully paid current, at least ten (10) Business Days before the termination of the policy it renews or replaces. The applicable Loan Party shall pay (or cause to be paid) all premiums on policies required hereunder as they become due and payable and promptly deliver to the Administrative Agent evidence satisfactory to the Administrative Agent of the timely payment thereof.~~
~~(g) If any loss occurs at any time when the applicable Loan Party has failed to perform the covenants and agreements set forth in this Section 6.15 with respect to any insurance payable because of loss sustained to any part of the premises whether or not such insurance is required by the Administrative Agent, then the Administrative Agent shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for the applicable Loan Party, to the same extent as if it had been made payable to the Administrative Agent.~~
~~(h) Each Loan Party shall at all times comply (and shall cause each applicable TRS to comply) in all material respects with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting any Unencumbered Borrowing Base Property.~~
6.15~~6.16~~ Anti-Corruption Laws; Sanctions. Conduct its businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, and with all applicable Sanctions, and maintain policies and procedures designed to promote and achieve compliance with such laws and Sanctions.

7.NEGATIVE COVENANTS. So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall not be Fully Satisfied, or any Letter of Credit shall remain outstanding, the Loan Parties shall not, nor shall they permit any other Consolidated Party (except where expressly limited to the Borrower or the Loan Parties, as applicable), directly or indirectly, to:

7.01Liens. Create, incur, assume or suffer to exist any Lien upon any property, assets or revenues of any Consolidated Party, whether now owned or hereafter acquired, other than the following (collectively, the “Permitted Liens”):

(a)Liens that secure the Obligations;
(b)Liens that secure Indebtedness of the Consolidated Parties on a pari passu basis with the Lien described in Section 7.01(a);
(c)Liens existing on the date hereof and listed on Schedule 5.08(b) and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.03(b), (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.03(b);
(d)Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(e)carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;
(f)pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;
(g)deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;
(h)easements, rights-of-way, restrictions and other similar encumbrances affecting any Real Property owned by any Loan Party which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person and which, with respect to Unencumbered Borrowing Base Properties, have been reviewed and approved by the Administrative Agent (such approval to be in the reasonable judgment of the Administrative Agent);
(i)Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);
(j)Liens, if any, in favor of the L/C Issuer to Cash Collateralize or otherwise secure the obligations of a Defaulting Lender to fund risk participations hereunder;
(k)(i) the interests of any ground lessor under an Eligible Ground Lease and the interests of any TRS under a lease of any Unencumbered Borrowing Base Property and (ii) Liens in connection with Permitted Intercompany Mortgages;
(l)Liens on any assets (other than any Unencumbered Borrowing Base Property and related assets) securing Indebtedness permitted by Section 7.03(f), including Liens on such Real Property existing at the time such Real Property is acquired by the applicable Loan Party or any Non-Guarantor Subsidiary;
(m)Liens on the Equity Interests of any Non-Guarantor Subsidiary; provided, no such Liens shall be permitted with respect to the Equity Interests of Pebblebrook Hotel Lessee, any entity which is the lessee with respect to an Unencumbered Borrowing Base Property or the direct or indirect parent thereof;
(n)other Liens on assets (other than Unencumbered Borrowing Base Properties) securing claims or other obligations of the Loan Parties and their Subsidiaries (other than Indebtedness) in amounts not exceeding $5,000,000 in the aggregate; and
(o)any interest of title of a lessor under, and Liens arising from or evidenced by protective UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, operating leases permitted hereunder.
Notwithstanding anything contained in this Section 7.01, each of the Parent REIT and the Borrower shall not, and shall not permit any other Consolidated Party to, secure any Indebtedness outstanding under or pursuant to any Specified Debt unless and until the Obligations (including any Guarantee in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Administrative Agent in substance and in form including an intercreditor agreement and opinions of counsel to the Parent REIT, the

Borrower and/or any other Consolidated Party, as the case may be, from counsel and in a form that is reasonably acceptable to the Administrative Agent.
7.02Investments. Make any Investments, except:

(a)Investments by the Consolidated Parties (other than by the Parent REIT) in (i) Unencumbered Borrowing Base Properties, and (ii) other real properties that are fully-developed, open and operating income-producing “luxury,” “upper upscale” or “upscale” full or select service hotels, with all material approvals from each Governmental Authority required in connection with the lawful operation of such hotels, and which real properties shall, upon the making of such Investments, be wholly owned by such Consolidated Party;
(b)Investments held by the Borrower or such Loan Party or other Subsidiary in the form of cash or Cash Equivalents;
(c)Investments existing as of the Closing Date and set forth in Schedule 5.08(c);
(d)Advances to officers, directors and employees of the Borrower, the Loan Parties and other Subsidiaries in aggregate amounts not to exceed (i) $500,000 at any time outstanding for employee relocation purposes, and (ii) $100,000 at any time outstanding for travel, entertainment, and analogous ordinary business purposes;
(e)Investments of (i) the Borrower in any Guarantor (including (A) Investments by the Borrower in any private REIT, so long as Borrower owns 100% of the “common” Equity Interests in such private REIT and (B) Investments by the Borrower in a Guarantor in the form of an intercompany loan), (ii) any Guarantor in the Borrower or in another Guarantor (including Investments by a Guarantor in the Borrower or in another Guarantor in the form of an intercompany loan), and (iii) the Borrower, any Guarantor or any Non-Guarantor Subsidiary in Non-Guarantor Subsidiaries (including Investments by the Borrower, any Guarantor or any Non-Guarantor Subsidiary in a Non-Guarantor Subsidiary in the form of an intercompany loan) that own, directly or indirectly, and operate Real Properties that are fully-developed, open and operating income-producing “luxury,” “upper upscale” or “upscale” full or select service hotels, with all material approvals from each Governmental Authority required in connection with the lawful operation of such hotels; provided, notwithstanding the foregoing or any other provision herein or in any other Loan Document to the contrary, the Parent REIT shall not own any Equity Interests in any Person other than the Borrower;
(f)Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;
(g)Guarantees permitted by Section 7.03;
(h)Other Investments of the Borrower and its Subsidiaries in:
(i)Real properties consisting of undeveloped or speculative land;
(ii)Incoming-producing real properties (other than hotels or similar hospitality properties) ;
(iii)Development/Redevelopment Properties;
(iv)Unconsolidated Affiliates;
(v)mortgage or real estate-related loan assets; and

(vi)Equity Interests (including preferred Equity Interests) in any Person;
(i)Investments in fixed or capital assets to the extent not prohibited under Section 7.12; and
(j)Investments in any Person as a result of any merger or consolidation completed in compliance with Section 7.04.
7.03Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

(a)Indebtedness under the Loan Documents;
(b)Indebtedness outstanding on the date hereof and listed on Schedule 7.03 and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder;
(c)Guarantees of (i) the Borrower or any Guarantor in respect of Indebtedness otherwise permitted hereunder of the Borrower or any other Guarantor, (ii) the Parent REIT or the Borrower, in respect of Indebtedness otherwise permitted hereunder of any Non-Guarantor Subsidiary if, in the case of any Guarantee pursuant to this clause (ii), (x) no Default shall exist immediately before or immediately after the making of such Guarantee, and (y) there exists no violation of the financial covenants hereunder on a Pro Forma Basis after the making of such Guarantee, and (iii) Non-Guarantor Subsidiaries made in the ordinary course of business;
(d)obligations (contingent or otherwise) of the Borrower or any Subsidiary existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view;” and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;
(e)unsecured Indebtedness in the form of trade payables incurred in the ordinary course of business;
(f)Indebtedness of any Loan Party or Non-Guarantor Subsidiary incurred or assumed after the date hereof that is either unsecured or is secured by Liens on any assets of such Loan Party (other than any Unencumbered Borrowing Base Property) or of such Non-Guarantor Subsidiary; provided, such Indebtedness shall be permitted under this Section 7.03(f) only if: (i) no Default shall exist immediately before or immediately after the incurrence or assumption of such Indebtedness and (ii) there exists no violation of the financial covenants hereunder on a Pro Forma Basis after the incurrence or assumption of such Indebtedness; and
(g)Indebtedness consisting of intercompany loans permitted under Section 7.02(e).
7.04Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person (including, in each case, pursuant to a Division), except for Dispositions permitted under Section 7.05 (other than under Section 7.05(e)) or except that, so long as no Default exists or would result therefrom:

(a)any Guarantor may merge with the Borrower or any other Guarantor, provided that when any Guarantor is merging with the Borrower, the Borrower shall be the continuing or surviving Person;
(b)any Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Loan Party; and
(c)(i) any Non-Guarantor Subsidiary may merge with any other Person or Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to any other Person; provided such merger or Disposition shall be permitted under this Section 7.04(c)(i) only if there exists no violation of the financial covenants hereunder on a Pro Forma Basis after such merger or Disposition, and (ii) any Non-Guarantor Subsidiary may merge with a Loan Party; provided that the Loan Party shall be the continuing or surviving Person.
7.05Dispositions. Make any Disposition of any assets or property, except:

(a)Dispositions in the ordinary course of business (other than those Dispositions permitted under clause (b) of this Section 7.05), so long as (i) no Default shall exist immediately before or immediately after such Disposition, and (ii) the Consolidated Parties will be in compliance, on a Pro Forma Basis following such Disposition, with (x) the covenants set forth in Sections 7.01, 7.02, 7.03, and 7.11 of this Agreement, (y) all restrictions on Outstanding Amounts contained herein, and (z) the requirements of Section 1.07 (in the case of any Disposition with respect to an Unencumbered Borrowing Base Property), in each case as demonstrated by a Compliance Certificate with supporting calculations delivered to the Administrative Agent on or prior to the date of such Disposition showing the effect of such Disposition;
(b)Any of the following:
(i)Dispositions of obsolete, surplus or worn out property or other property not necessary for operations, whether now owned or hereafter acquired, in the ordinary course of business and for no less than fair market value;
(ii)Dispositions of equipment or real property to the extent that (A) such property is exchanged for credit against the purchase price of similar replacement property or (B) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property, in each case in the ordinary course of business and for no less than fair market value;
(iii)Dispositions of inventory and Investments of the type described in Section 7.02(b) and (c) in the ordinary course of business;
(iv)leases of Real Property (other than any Unencumbered Borrowing Base Property) and personal property assets related thereto to any TRS; and
(v)in order to resolve disputes that occur in the ordinary course of business, the Borrower and any Subsidiary of Borrower may discount or otherwise compromise, for less than the face value thereof, notes or accounts receivable;
(c)Dispositions of property by any Loan Party to the Borrower or to another Loan Party;
(d)Dispositions permitted by Section 7.04; and
(e)Any other Disposition approved in writing by the Administrative Agent and the Required Lenders.

Notwithstanding the foregoing provisions of this Section 7.05, no Loan Party shall sell or make any other Disposition of assets or property that will have the effect of causing such Loan Party (or any other Loan Party) to become liable under any tax protection or tax sharing agreement if the amount of such liability would exceed an amount equal to 1% of the total assets of such Loan Party without the prior written consent of the Administrative Agent.
7.06Restricted Payments.
(a)Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except:
(i)so long as no Event of Default shall exist at the time of such Restricted Payment or would result therefrom, each Subsidiary may make Restricted Payments to the Borrower, the Guarantors and any other Person that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;
(ii)so long as no Event of Default shall exist at the time of such Restricted Payment or would result therefrom, the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;
(iii)so long as no Event of Default shall exist at the time of such Restricted Payment or would result therefrom, the Borrower and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests; and
(iv)so long as no Acceleration shall have occurred, each TRS may make Restricted Payments to its TRS parent entity to the extent necessary to pay any tax liabilities then due (after taking into account any losses, offsets and credits, as applicable); provided that any such Restricted Payments by a TRS shall only be made after it has paid all of its operating expenses currently due or anticipated within the current month and next following month;
(b)Notwithstanding the foregoing, the Loan Parties shall be permitted to make Restricted Payments of the type and to the extent permitted pursuant to Section 7.11(h) of this Agreement.
7.07Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof or any business substantially related or incidental thereto.

7.08Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, provided that the foregoing restriction shall not apply to transactions between or among the Borrower and any Guarantor or between and among any Guarantors, or between and among any Loan Party and the TRS or any manager engaged to manage one or more Unencumbered Borrowing Base Properties (if applicable).

7.09Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that (a)(i) limits the ability of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any

Guarantor, (ii) limits the ability of any Subsidiary to Guarantee the Obligations of the Borrower other than (A) any requirement for the grant of a Guarantee in favor of the holders of any Unsecured Indebtedness that is equal and ratable to the Guarantee set forth in Section 11 or (B) in connection with a property-specific financing involving a Non-Guarantor Subsidiary as the borrower or (iii) constitutes a Negative Pledge; provided, however, that clauses (ii) and (iii) shall not prohibit any Negative Pledge incurred or provided in favor of any holder of Indebtedness in respect of (A) capital leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets permitted hereunder, or (B) a property-specific financing involving only a Non-Guarantor Subsidiary as the borrower, in each case solely to the extent any such Negative Pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person other than any requirement for the grant of a Lien in favor of the holders of any Unsecured Indebtedness of an equal and ratable Lien in connection with a pledge of any property or asset to secure the Obligations or any other Indebtedness.

7.10Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

7.11Financial Covenants.
(a)Consolidated Leverage Ratio. Commencing as of the fiscal quarter ending September 30, 2022, permit the Consolidated Leverage Ratio ~~to~~, ~~(i)~~ as of the last day of any fiscal quarter ~~ending on or after the Senior Notes Date,~~, to exceed 7.25 to 1.00 ~~and (ii) as of the last day of any fiscal quarter ending before the Senior Notes Date, exceed 6.75 to 1.00; provided that, notwithstanding the foregoing, with respect to this clause (ii), once during the term of this Agreement, the Borrower may deliver a written notice to the Administrative Agent in a Compliance Certificate timely delivered pursuant to Section 6.02(a) that the Consolidated Leverage Ratio as of the last day of the fiscal quarter for which such Compliance Certificate was delivered and the next three (3) consecutive fiscal quarters (such period, the “Surge Period”) may exceed 6.75 to 1.00 but not exceed 7.00 to 1.00 so long as (A) no Default has occurred and is continuing and (B) the Borrower has not delivered a written notice to the Administrative Agent terminating the Surge Period.~~.
(b)Consolidated Recourse Secured Indebtedness Limitation. Permit Consolidated Recourse Secured Indebtedness to, at any time, exceed an amount equal to 5% of Consolidated Total Asset Value; provided that, notwithstanding the foregoing, once during the term of this Agreement, so long as no Default has occurred and is continuing, for up to four (4) consecutive quarters, Consolidated Recourse Secured Indebtedness may exceed 5% but not exceed 10% of Consolidated Total Asset Value.
(c)Consolidated Secured Debt Limitation. Permit Consolidated Secured Debt to, at any time, exceed an amount equal to 45% of Consolidated Total Asset Value.
(d)Consolidated Fixed Charge Coverage Ratio. Commencing as of the fiscal quarter ending September 30, 2022, permit the Consolidated Fixed Charge Coverage Ratio, as of the last day of any fiscal quarter, to be less than 1.50 to 1.00.
(e)Consolidated Unsecured Interest Coverage Ratio. Commencing as of the fiscal quarter ending September 30, 2022, permit the Consolidated Unsecured Interest Coverage Ratio, as of the last day of any fiscal quarter, to be less than 2.00 to 1.00.
(f)Consolidated Tangible Net Worth. Commencing as of the fiscal quarter ending September 30, 2022, permit Consolidated Tangible Net Worth, as of the last day of any fiscal quarter, to be less than the sum of (i) $3,063,721,000 (which amount is 75% of Consolidated

Tangible Net Worth as of June 30, 2022) plus (ii) 75% of the Net Proceeds of all Equity Issuances by the Consolidated Parties after June 30, 2022.
(g)Unsecured Leverage Ratio. Commencing as of the fiscal quarter ending September 30, 2022, permit the Unsecured Indebtedness (less Adjusted Unrestricted Cash as of such date) to, as of the last day of any fiscal quarter, exceed 60% of Unencumbered Asset Value; provided that, notwithstanding the foregoing, so long as no Default has occurred and is continuing, as of the last day of the fiscal quarter in which any Material Acquisition occurs and the last day of the two (2) consecutive quarters thereafter, such ratio may exceed 60% but not exceed 65% (such period being an “Unsecured Leverage Increase Period”); provided further that (i) the Borrower may not elect more than three (3) Unsecured Leverage Increase Periods during the term of this Agreement and (ii) any such Unsecured Leverage Increase Periods shall be non-consecutive.
(h)Restricted Payments. Permit, for any fiscal year of the Consolidated Parties, the amount of Restricted Payments (excluding Restricted Payments payable solely in the common stock or other common Equity Interests of the Parent REIT or the Borrower) made by the Consolidated Parties to the holders of their Equity Interests (excluding any such holders of Equity Interests which are Loan Parties) during such period to exceed the FFO Distribution Allowance for such period; provided that, to the extent no Event of Default then exists or will result from such Restricted Payments (or if an Event of Default then exists or will result from such Restricted Payments, then so long as no Acceleration shall have occurred), each Loan Party and each other Subsidiary (including Pebblebrook Hotel Lessee) shall be permitted to make Restricted Payments to the Borrower and the Borrower shall be permitted to make Restricted Payments to Parent REIT, in each case to permit the Parent REIT to make Restricted Payments to the holders of the Equity Interests in the Parent REIT to the extent necessary to maintain Parent REIT’s status as a REIT and as necessary to pay any special or extraordinary tax liabilities then due (after taking into account any losses, offsets and credits, as applicable) on capital gains attributable to Parent REIT. In addition, so long as no Acceleration shall have occurred, each TRS may make Restricted Payments to its parent entity to the extent necessary to pay any Tax then due in respect of the income of such TRS.
The financial covenants in this Section 7.11 shall be tested (on a Pro Forma Basis) and certified to by the Borrower in connection with each Credit Extension.
7.12Capital Expenditures. Make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset other than normal replacements and maintenance which are properly charged to current operations and other reasonable and customary capital expenditures made in the ordinary course of the business of the Parent REIT and its Subsidiaries.

7.13Accounting Changes. Make any change in (a) accounting policies or reporting practices, except as required by GAAP, or (b) fiscal year, except with the written consent of the Administrative Agent.

7.14Ownership of Subsidiaries; Certain Real Property Assets. Notwithstanding any other provisions of this Agreement to the contrary, (a) permit any Person (other than the Parent REIT, the Borrower, any other Loan Party or any Intermediate REIT) to own any Equity Interests of any Unencumbered Borrowing Base Entity, except to qualify directors where required by Applicable Laws, (b) permit any Loan Party that owns an Unencumbered Borrowing Base Property to issue or have outstanding any shares of preferred Equity Interests, (c) permit, create, incur, assume or suffer to exist any Lien on any Equity Interests owned by the Borrower or any Loan Party of (i) any Loan Party or (ii) any TRS that leases an Unencumbered Borrowing Base Property or is the direct or indirect parent of any such TRS, (d) permit any Intermediate REIT to directly own or acquire any Real Property assets; provided that this clause (d) of Section 7.14 shall not prohibit any Intermediate REIT from owning or acquiring any Equity Interests in any Subsidiary that owns any Real Property assets, (e) permit the Borrower to own less than 99% of the outstanding common Equity Interests in Pebblebrook Hotel Lessee, or (f) permit the Parent REIT to own Equity Interests in any Person other than the Borrower.

7.15Leases. Permit any Loan Party to enter into, terminate, cancel, amend, restate, supplement or otherwise modify any Material Lease relating to any Unencumbered Borrowing Base Property; provided that (i) such Unencumbered Borrowing Base Property may be subject to an Eligible Ground Lease entered into in accordance with and subject to the requirements of this Agreement, (ii) the applicable Unencumbered Borrowing Base Entity may lease such Unencumbered Borrowing Base Property owned (or ground leased) by it to a TRS pursuant to a form of Lease acceptable to the Administrative Agent, in its reasonable discretion, and (iii) the applicable Unencumbered Borrowing Base Entity or the applicable TRS (if any) may enter into, terminate, cancel, amend, restate, supplement or otherwise modify any Material Lease relating to such Unencumbered Borrowing Base Property (including any Lease between such Unencumbered Borrowing Base Entity and such TRS respecting any Unencumbered Borrowing Base Property) to the extent that the entry into, termination, cancellation, amendment, restatement, supplement or modification is not reasonably likely to, in the aggregate with any other then-existing conditions or circumstances, have a Material Adverse Effect.

7.16Sale Leasebacks. Permit any Loan Party to enter into any Sale and Leaseback Transaction with respect to any Unencumbered Borrowing Base Property.

7.17Sanctions. Directly or indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer or otherwise) of Sanctions.

7.18ERISA. Be (a) an employee benefit plan subject to Title I of ERISA, (b) a plan or account subject to Section 4975 of the Code, (c) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code or (d) a “governmental plan” within the meaning of ERISA.

7.19Anti-Corruption Laws. Directly or indirectly use the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions.

8.EVENTS OF DEFAULT AND REMEDIES.
8.01Events of Default. Any of the following shall constitute an Event of Default:

(a)Non-Payment. The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation, or (ii) within three (3) days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) within five (5) days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or
(b)Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.03, 6.05(a), 6.10, 6.11, 6.12~~, 6.15~~ or Section 7, or any Guarantor fails to perform or observe any term, covenant or agreement contained in Section 11 hereof; or

(c)Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for (i) with respect to any failure to perform or observe Section 6.01 or 6.02, five (5) days after such failure occurred and (ii) with respect to any failure to perform or observe any other covenant or agreement, thirty (30) days after the earlier of (A) Borrower’s actual knowledge of such failure or (B) Borrower’s receipt of notice as to such failure from the Administrative Agent or any Lender; or
(d)Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or
(e)Cross-Default. (i) Any Loan Party or any of its Subsidiaries (A) fails to make any payment when due after giving effect to any applicable grace period (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than (x) the Threshold Amount, either individually or in the aggregate, with respect to Recourse Debt or (y) $125,000,000, either individually or in the aggregate, with respect to Non-Recourse Debt, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Loan Party or any of its Subsidiaries is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which any Loan Party or any of its Subsidiaries is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or
(f)Insolvency Proceedings, Etc. Any Loan Party or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or
(g)Inability to Pay Debts; Attachment. (i) Any Loan Party or any of its Subsidiaries becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; or
(h)Judgments. There is entered against any Loan Party or any of its Subsidiaries (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments or orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or
(i)ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or
(j)Invalidity of Loan Documents. Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind in writing any provision of any Loan Document; or
(k)Change of Control. There occurs any Change of Control; or
(l)REIT or QRS Status. The Parent REIT shall, for any reason, lose or fail to maintain its status as a REIT or the Borrower shall, for any reason, lose or fail to maintain its status as any of the following: a REIT, a partnership or a disregarded entity (in each case, for federal income tax purposes), a TRS or a QRS; or
(m)Management and Franchise Agreements. There occurs a monetary or material default under a management or franchise agreement with respect to an Unencumbered Borrowing Base Property (which material default shall include any default which would permit the manager or franchisor under any such management or franchise agreement to terminate such management or franchise agreement or would otherwise result in a material increase of the obligations of the Borrower or such Subsidiary of the Borrower that is a party to such management or franchise agreement) and such default is not remedied prior to the date which is the later of (i) the earlier of (A) if no other Default exists, sixty (60) days from the occurrence of the event or condition which caused, led to, or resulted in such default, or (B) the date that a Default (other than the subject Default relative to such management or franchise agreement) occurs and (ii) the last day of the cure period provided in such management or franchise agreement (as applicable).
8.02Remedies Upon Event of Default. If any Event of Default exists, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions (any such action, an “Acceleration”):
(a)declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;
(b)declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;
(c)require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount thereof); and

(d)exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents;
provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.
8.03Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.15 and 2.16, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Section 3) payable to the Administrative Agent in its capacity as such;
Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer (including fees and time charges for attorneys who may be employees of any Lender or the L/C Issuer) and amounts payable under Section 3), ratably among them in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings and Indebtedness of any Loan Party under Swap Contracts that are entered into by any Loan Party with any Lender or its Affiliate as a counterparty with respect to the Loans, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Fourth held by them;
Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections 2.03 and 2.15; and
Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Applicable Laws.
Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to the Obligations otherwise set forth in this Section 8.03. Subject to Sections 2.03(f) and 2.15, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.
9.ADMINISTRATIVE AGENT.
9.01Appointment and Authority. Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section 9 are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

9.02Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

9.03Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

(a)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default then exists;
(b)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and
(c)shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower, a Lender or the L/C Issuer.
The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
9.04Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.05Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 9 shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

9.06Resignation or Removal of Administrative Agent.
(a)The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the approval of the Borrower (such approval not to be unreasonably withheld; provided that if a Default shall exist at the time, no approval of the

Borrower shall be required), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof or in the case of fraud, misappropriation of funds or the commission of illegal acts by the Administrative Agent or where the Administrative Agent has been grossly negligent in performing (or failing to perform) its obligations hereunder or under any other Loan Document in any material respect, the Required Lenders (excluding the vote of the Administrative Agent, in its capacity as a Lender, as more particularly set forth in the proviso to the this sentence) may, to the extent permitted by Applicable Law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, with the approval of the Borrower (such approval not to be unreasonably withheld; provided that if a Default shall exist at the time, no approval of the Borrower shall be required), appoint a successor; provided, however, that to the extent the Administrative Agent being replaced pursuant to this Section 9.06 is also a Lender, such Person shall not be permitted to vote in connection with the removal of the Administrative Agent and appointment of a successor Administrative Agent pursuant to this paragraph of Section 9.06. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(h) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 9). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (A) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and (B) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.

(d)Any resignation by (or removal of) Bank of America as Administrative Agent pursuant to this Section 9.06 shall also constitute its resignation (or removal) as L/C Issuer. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) L/C Issuer, (b) the retiring (or removed) L/C Issuer shall be discharged from all of its respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring (or removed) L/C Issuer to effectively assume the obligations of the retiring (or removed) L/C Issuer with respect to such Letters of Credit.
9.07Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the L/C Issuer expressly acknowledges that none of the Administrative Agent nor the Arrangers has made any representation or warranty to it, and that no act by the Administrative Agent or the Arrangers hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party of any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Arrangers to any Lender or the L/C Issuer as to any matter, including whether the Administrative Agent or the Arrangers have disclosed material information in their (or their Related Parties’) possession. Each Lender and the L/C Issuer represents to the Administrative Agent and the Arranger that it has, independently and without reliance upon the Administrative Agent, the Arrangers, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arrangers, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender and the L/C Issuer represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or L/C Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and the L/C Issuer agrees not to assert a claim in contravention of the foregoing. Each Lender and the L/C Issuer represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or the L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.

9.08No Other Duties, Etc. Anything herein to the contrary notwithstanding, ~~neither~~none of the ~~Joint Lead~~ Arrangers ~~nor the Sole Bookrunner~~or other agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder.

9.09Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(j) and 2.03(k), 2.08 and 10.04) allowed in such judicial proceeding; and
(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.08 and 10.04.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer in any such proceeding.
9.10Guaranty Matters. Each of the Lenders (including each Lender in its capacity as a potential Hedge Bank) and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Guarantor from its obligations under Section 11 hereof if such Person ceases to be required to be a Guarantor pursuant to the terms hereof.
(a)
Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Guarantor from its obligations under Section 11 hereof pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as Borrower may reasonably request to evidence the release of such Guarantor from its obligations hereunder, in each case in accordance with the terms of the Loan Documents and this Section 9.10.
9.11Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender or L/C Issuer, whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Credit Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Credit Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Credit Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any

Rescindable Amount. The Administrative Agent shall inform each Credit Party promptly upon determining that any payment made to such Credit Party comprised, in whole or in part, a Rescindable Amount.

10.MISCELLANEOUS.
10.01Amendments, Etc. Subject to Section 3.03, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a)waive any condition set forth in Section 4.01(a), (b) or (c) or, in the case of the initial Credit Extension, Section 4.02, without the written consent of each Lender;
(b)without limiting the generality of clause (a) above, waive any condition set forth in Section 4.02 as to any Credit Extension under a particular Facility without the written consent of the Required Revolving Lenders, the ~~2024~~ Required Term Loan A-1 Lenders, the ~~2025~~ Required Term Loan A-2 Lenders or the ~~2027~~ Required Term Loan A-3 Lenders, as the case may be;
(c)extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;
(d)postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;
(e)reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant set forth in Section 7.11 (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or to reduce any fee payable under this Agreement or the other Loan Documents);
(f)change (i) Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender; or (ii) the order of application of any reduction in the Commitments or any prepayment of Loans among the Facilities from the application thereof set forth in the applicable provisions of Section 2.05~~(c)~~ in any manner that materially and adversely affects the Lenders under a Facility without the written consent of (A) if such Facility is the ~~2024~~ Term Loan A-1 Facility, the ~~2024~~ Required Term Loan A-1 Lenders, (B) if such Facility is the ~~2025~~ Term Loan A-2 Facility, the ~~2025~~ Required Term Loan A-2 Lenders, (C) if such Facility is the ~~2027~~ Term Loan A-3 Facility, the ~~2027~~ Required Term Loan A-3 Lenders and (D) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders;
(g)change (i) any provision of this Section 10.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than definitions specified in clause (ii) of this Section 10.01(g)), without the written consent of each Lender; or (ii) the definitions of “Required Revolving

Lenders”, “~~2024~~ Required Term Loan A-1 Lenders”, “~~2025~~ Required Term Loan A-2 Lenders” or “~~2027~~ Required Term Loan A-3 Lenders” without the written consent of each Lender under the applicable Facility;
(h)release, without the written consent of each Lender, all or substantially all of the value of the guaranty under Section 11 hereof, except to the extent the release of any Guarantor is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone);
(i)impose any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder without the written consent of (i) if such Facility is the ~~2024~~ Term Loan A-1 Facility, the ~~2024~~ Required Term Loan A-1 Lenders, (ii) if such Facility is the ~~2025~~ Term Loan A-2 Facility, the ~~2025~~ Required Term Loan A-2 Lenders, (iii) if such Facility is the ~~2027~~ Term Loan A-3 Facility, the ~~2027~~ Required Term Loan A-3 Lenders and (iv) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders; or
(j)subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness or other obligation of the Borrower without the written consent of each Lender directly affected thereby;
and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii)  no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iii) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.
Notwithstanding any provision herein to the contrary, this Agreement may be amended with the written consent of the Administrative Agent and the Borrower (i) to add one or more additional revolving or term loan facilities to this Agreement subject to the limitations in Section 2.14 and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably (or on a basis subordinated to the existing Facilities hereunder) in the benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing Facilities hereunder, and (ii) in connection with the foregoing, to permit, as deemed appropriate by the Administrative Agent, the Lenders providing such additional credit facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder.
If any Lender is a Non-Consenting Lender, then the Borrower may replace such Non-Consenting Lender in accordance with Section 10.13.

10.02Notices; Effectiveness; Electronic Communication.
(a)Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)if to any Loan Party, the Administrative Agent or the L/C Issuer, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and
(ii)if to any other Lender, to the address(es), facsimile number(s), electronic mail address(es) or telephone number(s) specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower).
Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).
(b)Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e mail, FpML messaging and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Section 2 if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Section by electronic communication. The Administrative Agent, the L/C Issuer or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications; provided further that Loan Notices may be sent via e-mail.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.
(c)The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE

ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).
(d)Change of Address, Etc. Each of the Borrower, the Administrative Agent and the L/C Issuer may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent and the L/C Issuer. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Applicable Laws, including United States Federal and state securities laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.
(e)Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic Loan Notices and Letter of Credit Applications) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
10.03No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Applicable Laws.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of the Credit Parties; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.12), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.12, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.
10.04Expenses; Indemnity; Damage Waiver.
(a)Costs and Expenses. The Borrower shall pay, on the Closing Date and thereafter within five (5) Business Days after written demand, (i) all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out of pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out of pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the L/C Issuer), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or the L/C Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. For the avoidance of doubt, this Section shall not provide any right to payment with respect to increases in taxes or costs and expenses related solely to such increases in taxes.
(b)Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby (including the Indemnitee’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record), the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such other Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Without limiting the provisions of Section 3.01(d), this Section shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.
(c)Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure of all Lenders at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, further that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or the L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.11(d).
(d)Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Laws, the Borrower shall not assert, and hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e)Payments. All amounts due under this Section shall be payable not later than ten (10) Business Days after demand therefor.
(f)Survival. The agreements in this Section and the indemnity provisions of Section 10.02(e) shall survive the resignation of the Administrative Agent and the L/C Issuer, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.
10.05Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

10.06Successors and Assigns.
(a)Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans (including for purposes of this subsection (b), participations in L/C Obligations) at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)Minimum Amounts.
(A)in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitments and the Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in subsection (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitments (which for this purpose includes Loans outstanding thereunder) or, if the Commitments is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default then exists, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).
(ii)Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitments assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations under separate Facilities on a non-pro-rata basis;
(iii)Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:
(A)the consent of the Borrower (such consent not to be unreasonably withheld) shall be required unless (1) an Event of Default exists at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof;
(B)the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any ~~2024~~ Term Loan A-1 Loans, ~~2025~~ Term Loan A-2 Loans, ~~2027~~ Term Loan A-3 Loans or Revolving Credit Commitment if such assignment is to a Person that is not a Lender with a Commitment or Loan in respect of the applicable Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (2) any Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund; and
(C)the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility.
(iv)Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(v)No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person).
(vi)Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the L/C Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Laws without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.
(c)Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower, the Administrative Agent or the L/C Issuer, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, now owned and operated for the primary benefit of a natural Person, a Defaulting Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or the Loans (including such Lender’s participations in L/C Obligations)

owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.04(c) without regard to the existence of any participation.
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.01(f) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 10.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Section 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.12 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(e)Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(f)Resignation as L/C Issuer after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitments and Loans pursuant to subsection (b) above, Bank of America may, upon thirty (30) days’ notice to the Borrower and the Lenders, resign as L/C Issuer. In the event of any such resignation as L/C Issuer, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer; provided, further, that no Lender shall have any obligation to accept such an appointment as successor L/C Issuer unless such Lender accepts such appointment in writing. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Daily SOFR Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(f)). Upon the appointment of a successor L/C Issuer, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, and (ii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.
10.07Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, its auditors and its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.14(c) or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Borrower or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. In addition, from and after the Closing Date, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors for league table credit or other similar use, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For purposes of this Section, “Information” means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of written information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with Applicable Laws, including United States Federal and state securities laws.
10.08Right of Setoff. If an Event of Default exists, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after written notice to the Administrative Agent, to the fullest extent permitted by Applicable Laws, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.16 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.09Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by Applicable Laws (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by Applicable Laws, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

10.10Integration; Effectiveness. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

10.11Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each

Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

10.12Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent or the L/C Issuer, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

10.13Replacement of Lenders. If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a)the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 10.06(b);
(b)such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(c)in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;
(d)such assignment does not conflict with Applicable Laws; and
(e)in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
10.14Governing Law; Jurisdiction; Etc.
(a)GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

(INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
(b)SUBMISSION TO JURISDICTION. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAWS. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)WAIVER OF VENUE. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAWS.
10.15Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.16No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i)(A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers and the

Lenders, are arm’s-length commercial transactions between the Borrower , each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, (B) each of the Borrower and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii)(A) the Administrative Agent, each Arranger and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, the Arrangers nor any Lender has any obligation to the Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent, the Arrangers nor any Lender has any obligation to disclose any of such interests to the Borrower, any other Loan Party or any of their respective Affiliates. To the fullest extent permitted by Applicable Laws, each of the Borrower and the other Loan Parties hereby waives and releases any claims that it may have against the Administrative Agent, the Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

10.17Electronic Execution; Electronic Records; Counterparts.

(a)This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Administrative Agent and the Credit Parties agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Credit Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent nor the L/C Issuer is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, without limiting the foregoing, (i) to the extent the Administrative Agent or the L/C Issuer has agreed to accept such Electronic Signature, the Administrative Agent and each of the Credit Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Credit Party without further verification and regardless of the appearance or form of such Electronic Signature, and (ii) upon the request of the Administrative Agent or any Credit Party, any Communication executed using an Electronic Signature shall be promptly followed by a manually executed counterpart.

(b)Neither the Administrative Agent nor the L/C Issuer shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s or the L/C Issuer’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent and the L/C Issuer shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).
(c)Each of the Loan Parties and each Credit Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document based solely on the lack of paper original copies of this Agreement, such other Loan Document, and (ii) any claim against the Administrative Agent, each Credit Party for any liabilities arising solely from the Administrative Agent’s and/or any Credit Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
10.18USA PATRIOT Act. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act and the Beneficial Ownership Regulation.

10.19Entire Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

10.20Restatement of Original Credit Agreements. The parties hereto agree that as of the Closing Date: (a) the Obligations hereunder represent the amendment, restatement, extension, and consolidation of the “Obligations” under each Original Credit Agreement; (b) this Agreement amends, restates, supersedes, and replaces each Original Credit Agreement in its entirety; and (c) any Guaranty executed pursuant to this Agreement amends, restates, supersedes, and replaces any “Guaranty” executed pursuant to any Original Credit Agreement. On the Closing Date, (i) the commitment of any “Lender” under an Original Credit Agreement that is not continuing as a Lender hereunder shall terminate and the loans of any “Lender” under an Original Credit Agreement that is not continuing as a Lender shall be repaid with the proceeds of the Loans hereunder and (ii) the Administrative Agent shall reallocate the Commitments and Loans hereunder to reflect the terms hereof.

10.21ERISA Matters.
(a)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Arrangers and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement;
(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;
(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or
(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)In addition, unless either (1) subclause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with subclause (iv) in the immediately preceding clause (a) such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
10.22Acknowledgement and Consent to Bail In of Affected Financial Institutions. Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an Affected Financial Institution; and
(b)the effects of any Bail In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the Write Down and Conversion Powers of the applicable Resolution Authority.
10.23Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)As used in this Section 10.23, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
11.GUARANTY.
11.01The Guaranty.
(a)Each of the Guarantors hereby jointly and severally guarantees to the Administrative Agent and each of the holders of the Obligations, as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations (the “Guaranteed Obligations”) in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.
(b)Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or other documents relating to the Obligations, the obligations of each Guarantor under this Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable state law.
11.02Obligations Unconditional. The obligations of the Guarantors under Section 11.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents or other documents relating to the Obligations, or any substitution, compromise, release, impairment or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by Applicable Laws, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 11.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Section 11 until such time as the Obligations have been irrevocably paid in full and the commitments relating thereto have expired or been terminated. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by Applicable Laws, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above:

(a)at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;
(b)any of the acts mentioned in any of the provisions of any of the Loan Documents, or other documents relating to the Guaranteed Obligations or any other agreement or instrument referred to therein shall be done or omitted;
(c)the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents or other documents relating to the Guaranteed Obligations, or any other agreement or instrument referred to therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;
(d)any Lien granted to, or in favor of, the Administrative Agent or any of the holders of the Guaranteed Obligations as security for any of the Guaranteed Obligations shall fail to attach or be perfected; or
(e)any of the Guaranteed Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).
With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest notice of acceptance of the guaranty given hereby and of Credit Extensions that may constitute obligations guaranteed hereby, notices of amendments, waivers and supplements to the Loan Documents and other documents relating to the Guaranteed Obligations, or the compromise, release or exchange of collateral or security, and all notices whatsoever, and any requirement that the Administrative Agent or any holder of the Guaranteed Obligations exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents or any other documents relating to the Guaranteed Obligations or any other agreement or instrument referred to therein, or against any other Person under any other guarantee of, or security for, any of the Obligations.
11.03Reinstatement. Neither the Guarantors’ obligations hereunder nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrower, by reason of the Borrower’s bankruptcy or insolvency or by reason of the invalidity or unenforceability of all or any portion of the Guaranteed Obligations. The obligations of the Guarantors under this Section 11 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings pursuant to any Debtor Relief Law or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each holder of Guaranteed Obligations on demand for all reasonable out-of-pocket costs and expenses (including all reasonable fees, expenses and disbursements of any law firm or other outside counsel incurred by the Administrative Agent) incurred by the Administrative Agent or such holder of Guaranteed Obligations in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any Debtor Relief Law.

11.04Certain Waivers. Each Guarantor acknowledges and agrees that (a) the guaranty given hereby may be enforced without the necessity of resorting to or otherwise exhausting remedies in respect of any other security or collateral interests, and without the necessity at any time of having to take recourse against the Borrower hereunder or against any collateral securing the Guaranteed Obligations or otherwise, (b) it will not assert any right to require the action first be taken against the Borrower or any other Person (including any co guarantor) or pursuit of any other remedy or enforcement any other right and (c) nothing contained herein shall prevent or limit action being taken against the Borrower hereunder, under the other Loan Documents or the other documents and agreements relating to the Guaranteed Obligations or from foreclosing on any security or collateral interests relating hereto or thereto, or from exercising any other rights or remedies available in respect thereof, if neither the Borrower nor the Guarantors shall timely perform their obligations, and the exercise of any such rights and completion of any such foreclosure proceedings shall not constitute a discharge of the Guarantors’ obligations hereunder unless as a result thereof, the Guaranteed Obligations shall have been paid in full and the commitments relating thereto shall have expired or been terminated, it being the purpose and intent that the Guarantors’ obligations hereunder be absolute, irrevocable, independent and unconditional under all circumstances.

11.05Remedies. The Guarantors agree that, to the fullest extent permitted by Applicable Laws, as between the Guarantors, on the one hand, and the Administrative Agent and the holders of the Guaranteed Obligations, on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Section 8.02 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 8.02) for purposes of Section 11.01, notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Guaranteed Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Guaranteed Obligations being deemed to have become automatically due and payable), the Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 11.01.

11.06Rights of Contribution. The Guarantors hereby agree as among themselves that, in connection with payments made hereunder, each Guarantor shall have a right of contribution from each other Guarantor in accordance with Applicable Laws. Such contribution rights shall be subordinate and subject in right of payment to the Guaranteed Obligations until such time as the Guaranteed Obligations have been irrevocably paid in full and the commitments relating thereto shall have expired or been terminated, and none of the Guarantors shall exercise any such contribution rights until the Guaranteed Obligations have been irrevocably paid in full and the commitments relating thereto shall have expired or been terminated.

11.07Guaranty of Payment; Continuing Guaranty. The guarantee in this Section 11 is a guaranty of payment and performance, and not merely of collection, and is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

11.08Keepwell. At the time the Guaranteed Obligations of any Specified Loan Party become effective with respect to any Swap Obligation, each Loan Party that is a Qualified ECP Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Agreement and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

11.09Subordination. If the Borrower or any other Loan Party is now or hereafter becomes indebted to one or more Guarantors including with respect to any Permitted Intercompany Mortgage (such indebtedness and all interest thereon and other obligations with respect thereto being referred to as “Affiliated Debt”), then such Affiliated Debt shall be subordinate in all respects to the full payment and performance of the Obligations, and no Guarantor shall be entitled to enforce or receive payment with respect to any Affiliated Debt until such time as the Obligations have been irrevocably paid in full and the commitments relating thereto have expired or been terminated; provided that, so long as no Event of Default has occurred and is continuing, a Guarantor may receive payments with respect to any Affiliated Debt including the payment in full of same. Each Guarantor agrees that any Liens, mortgages, deeds of trust, security interests, judgment liens, charges or other encumbrances upon the Borrower’s or any other Loan Party’s assets securing the payment of the Affiliated Debt shall be and remain subordinate and inferior to any Liens, security interests, judgment liens, charges or other encumbrances upon the Borrower’s or any other Loan Party’s assets securing the payment and performance of the Obligations. If an Event of Default exists, then, without the prior written consent of the Administrative Agent, no Guarantor shall exercise or enforce any creditor’s rights of any nature against the Borrower or any other

Loan Party to collect the Affiliated Debt (other than demand payment therefor) or enforce any such Liens, security interests, judgment liens, charges or other encumbrances. In the event of the receivership, bankruptcy, reorganization, arrangement, debtor’s relief or other insolvency proceedings involving the Borrower or any applicable Loan Party as a debtor, the Administrative Agent has the right and authority, either in its own name or as attorney-in-fact for any applicable Guarantor, to file such proof of debt, claim, petition or other documents and to take such other steps as are necessary to prove its rights hereunder and receive directly from the receiver, trustee or other court custodian, payments, distributions or other dividends which would otherwise be payable upon the Affiliated Debt. Each Guarantor hereby assigns such payments, distributions and dividends to the Administrative Agent, and irrevocably appoints the Administrative Agent as its true and lawful attorney-in-fact (which appointment is coupled with an interest) with authority to make and file in the name of such Guarantor any proof of debt, amendment of proof of debt, claim, petition or other document in such proceedings and to receive payment of any sums becoming distributable on account of the Affiliated Debt, and to execute such other documents and to give acquittances therefor and to do and perform all such other acts and things for and on behalf of such Guarantor as may be reasonably necessary in the opinion of the Administrative Agent in order to have the Affiliated Debt allowed in any such proceeding and to receive payments, distributions or dividends of or on account of the Affiliated Debt.

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